                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
                                                  Estimated average burden
                                                  hours per response....... 5.0
                                                  -----------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07795
                                  ----------------------------------------------

                            J.P. Morgan Series Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         522 Fifth Avenue, New York,                           NY 10036
--------------------------------------------------------------------------------
         (Address of principal executive offices)             (Zip code)

           BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-348-4782
                                                   -----------------------------

Date of fiscal year end:   December 31, 2003
                        --------------------------
Date of reporting period:  January 1, 2003 through June 30, 2003
                         ------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

JP MORGAN FUNDS

[GRAPHIC]


SEMI-ANNUAL REPORT JUNE 30 2003(UNAUDITED)


U.S. EQUITY LARGE CAP FUNDS

DISCIPLINED EQUITY FUND

DISCIPLINED EQUITY VALUE FUND

EQUITY GROWTH FUND

EQUITY INCOME FUND

U.S. EQUITY FUND


[JP MORGAN FLEMING LOGO]

ASSET MANAGEMENT

[JP MORGAN FLEMING LOGO]

ASSET MANAGEMENT

JPMorgan Fleming Asset Management is a premier global wealth manager that has been working with affluent investors for over a hundred years. We have a keen understanding of the unique needs of the affluent investor's financial needs. The legacy of our experience coupled with our GLOBAL INTELLECTUAL CAPITAL is the foundation from which our investment products have been built. Our investment professionals are based in 44 countries across the globe. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our market place. JPMorgan Fleming Asset Management is dedicated to working as an EXPERIENCED PARTNER with your financial advisor to help provide you with the WEALTH SOLUTIONS your portfolio needs.

CONTENTS

President's Letter                                  1

Fund Commentaries:
Disciplined Equity Fund                             2

Disciplined Equity Value Fund                       5

Equity Growth Fund                                  8

Equity Income Fund                                 11

U.S. Equity Fund                                   14

Portfolio of Investments                           17

Financial Statements                               34

Notes to Financial Statements                      41

Financial Highlights                               64

HIGHLIGHTS

- Quicker than expected war sparks relief rally

- Liquidity and positive Q1 earnings support investor sentiment

- Economic data remains mixed

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN LARGE CAP EQUITY FUNDS

PRESIDENT'S LETTER  AUGUST 4, 2003

DEAR SHAREHOLDER:

We are pleased to present this semi-annual report for the JPMorgan U.S. Equity Funds for the six months ended June 30, 2003.

THE "BAGHDAD BOUNCE" TRIGGERS A LIQUIDITY DRIVEN RALLY

Despite the uncertainty of the first few months of 2003, equity markets found direction once it became clear that allied troops would cross the border into Iraq in mid-March. Prior to that, wrangling in the United Nations regarding the legitimacy of war dogged market sentiment. However, the combination of action, followed by a quicker than expected war, led to a relief-rally -- the "Baghdad Bounce".

This then acquired momentum thanks to utterances by the Fed confirming its determination to avoid deflation and to nurture growth, a weaker dollar, and Congress's approval of a $350 billion package of tax cuts by the Bush administration in an attempt to boost consumer demand. The combination of liquidity and the lack of any major negative earnings surprises supported investor sentiment. By June 30th, the S&P 500 Index of blue chip U.S. stocks had risen 11.76% year to date, while the S&P Small Cap 600 Index of small company stocks was up 12.9%.

While stock market sentiment improved, economic data was mixed with the labor market sluggish, but deteriorating less rapidly, and core CPI -- the benchmark measure of inflation -- falling to its lowest level in 40 years, +1.5%. However, there was some positive leading indicator data towards the end of the period, prompting the Fed to comment in its Beige Book that: "the unwinding of war-related concerns appears to have provided some lift to business and consumer confidence, but most reports suggested that the effect had not been dramatic".

OUTLOOK

From an economic perspective, we expect the accommodative fiscal and monetary policies, combined with a weak dollar, to start delivering growth later this year and in 2004. This should provide further support to equities through improved earnings, while undermining bonds. The extent to which improving earnings will be reflected in stock prices is open to question, however, as price/earning valuation multiples are still not cheap relative to history. In the meantime, equities may be stuck in a trading range due to profit taking and concern about the recovery.

We would like to thank you for your investment. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-348-4782.

Sincerely yours,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

[SIDENOTE]

[PHOTO OF GEORGE C.W. GATCH]

From an economic perspective, we expect the accommodative fiscal and monetary policies, combined with a weak dollar, to start delivering growth later this year and in 2004.

JPMORGAN DISCIPLINED EQUITY FUND

AS OF JUNE 30, 2003                                                  (Unaudited)

FUND FACTS

Fund Inception                                   1/3/1997
Fiscal Year End                               DECEMBER 31
Net Assets as of 6/30/2003
(In Millions)                                     $ 969.8
Primary Benchmark                           S&P 500 INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Disciplined Equity Fund, which seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index, returned 12.18% (Institutional Shares) during the six months ended June 30, 2003. This compares with a return of 11.76% from the S&P 500 Index, the Fund's benchmark.

Q: WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A: Amidst a backdrop of a quick end to major war activity in Iraq, better-than-expected first quarter earnings results, substantial government tax cuts and the expectation of most investors that the pace of the economic recovery would strengthen in the second half of the year, the equity markets performed solidly in the first six months of 2003.

   The Fund outpaced the run up in the S&P 500 Index during the first half of the year, with stock selection within the Health Services & Systems, Pharmaceuticals and Finance sectors contributing notably to performance. At the stock level, an overweight position in Capital One Financial benefited returns, as the credit card stock rebounded strongly following news of a management restructuring, along with its announcement of record earnings for the first quarter. Driving earnings were sharp gains in interest revenues and improving credit quality in the company's managed loan portfolio. A position in Countrywide Financial, a mortgage originator, positively impacted performance as low interest rates prompted a historically strong rate of home refinancings. PG&E also rose during the period, as the California Public Utility Commission was able to reach a long-awaited settlement on the restructuring of this utility. The terms of the settlement were better than expected and implied interest cost savings from the refinancing of higher cost company debt.

   Alternatively, stock picking within the Systems Hardware, Energy and Software & Services sectors dragged on performance. At the stock level, a position in Freddie Mac undermined performance as concerns about an earnings restatement and the dismissal of three senior executives pressured the stock. An overweight in Jones Apparel also negatively impacted performance as the stock came under pressure owing to a licensing dispute with Ralph Lauren. Lastly, an overweight in Anadarko, a position taken in line with our view that there are long-term supply problems in the U.S. natural gas industry that likely will lead to elevated natural gas prices and increased drilling in the Gulf of Mexico, also dragged on performance.

Q: HOW WAS THE FUND MANAGED?

A: Keeping to our discipline, the Fund continued to focus on overweighting companies that our team of equity research analysts determined were attractively priced relative to their future earnings prospects. Style characteristics and sector weightings were also kept in line with the S&P 500 index, in order to minimize volatility relative to it.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

                                                                     (Unaudited)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                   22.60%
Finance & Insurance                         18.80%
Technology                                  16.10%
Industrial Products & Services              12.30%
Pharmaceuticals                             11.00%
Energy                                       5.90%
Health Services & Systems                    4.40%
Telecommunications                           3.70%
Utilities                                    2.80%
Short-Term Investments                       2.00%
REITs                                        0.40%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Microsoft Corp.                3.5%
 2. Citigroup, Inc.                3.4%
 3. General Electric Co.           3.0%
 4. Pfizer, Inc.                   2.7%
 5. The Coca-Cola Co.              2.3%
 6. Procter & Gamble Co.           2.3%
 7. Verizon Communications, Inc.   2.1%
 8. Wal-Mart Stores, Inc.          2.0%
 9. Exxon Mobil Corp.              2.0%
10. Cisco Systems, Inc.            1.8%

Top 10 equity holdings comprised 25.1% of the Portfolio's market value of investments ($242,889 in thousands). As of June 30, 2003 the Fund held 215 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                              SINCE
                                                                          INCEPTION
                                       1 YEAR     3 YEARS      5 YEARS     (1/3/97)
                                    -------------------------------------------------
CLASS A SHARES
             Without Sales Charge      (0.77%)    (12.65%)     (3.12%)        4.68%
               With Sales Charge*      (6.49%)    (14.36%)     (4.26%)        3.73%
                                    -------------------------------------------------
CLASS B SHARES
                     Without CDSC      (1.21%)    (12.86%)     (3.26%)        4.56%
                      With CDSC**      (6.13%)    (13.68%)     (3.61%)        4.56%
                                    -------------------------------------------------
INSTITUTIONAL SHARES                   (0.27%)    (12.23%)     (2.75%)        5.02%
                                    -------------------------------------------------
SELECT SHARES                          (0.51%)    (12.52%)     (3.04%)        4.75%
                                    -------------------------------------------------
ULTRA SHARES                           (0.23%)    (12.22%)     (2.74%)        5.02%

 *  Sales Charge for Class A Shares is 5.75%.
** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, a 2% CDSC for the 5 year period and 0% for the period since inception.

[CHART]

LIFE OF FUND PERFORMANCE (01/03/97 TO 06/30/03)

        JPMORGAN DISCIPLINED EQUITY                   LIPPER LARGE CAP
        FUND (INSTITUTIONAL SHARES)   S&P 500 INDEX   CORE FUNDS INDEX
Jan-97                  $ 3,000,000     $ 3,000,000        $ 3,000,000
Jan-97                  $ 3,141,000     $ 3,023,400        $ 2,996,400
Feb-97                  $ 3,164,872     $ 3,023,400        $ 2,996,400
Mar-97                  $ 3,033,213     $ 2,899,138        $ 3,000,001
Apr-97                  $ 3,206,713     $ 3,072,217        $ 3,166,201
May-97                  $ 3,431,183     $ 3,259,315        $ 3,000,002
Jun-97                  $ 3,583,870     $ 3,405,332        $ 3,130,202
Jul-97                  $ 3,883,123     $ 3,676,397        $ 3,000,003
Aug-97                  $ 3,683,919     $ 3,470,518        $ 2,847,303
Sep-97                  $ 3,858,169     $ 3,660,703        $ 3,000,004
Oct-97                  $ 3,737,794     $ 3,538,435        $ 2,907,604
Nov-97                  $ 3,897,024     $ 3,702,265        $ 3,000,005
Dec-97                  $ 3,950,803     $ 3,765,944        $ 3,054,605
Jan-98                  $ 4,020,732     $ 3,807,746        $ 3,000,006
Feb-98                  $ 4,319,070     $ 4,082,284        $ 3,212,706
Mar-98                  $ 4,544,526     $ 4,291,297        $ 3,000,007
Apr-98                  $ 4,614,511     $ 4,334,639        $ 3,030,307
May-98                  $ 4,562,829     $ 4,260,084        $ 3,000,008
Jun-98                  $ 4,724,353     $ 4,433,043        $ 3,142,508
Jul-98                  $ 4,681,361     $ 4,386,053        $ 3,000,009
Aug-98                  $ 3,993,201     $ 3,751,829        $ 2,550,908
Sep-98                  $ 4,256,353     $ 3,992,322        $ 3,000,010
Oct-98                  $ 4,617,292     $ 4,316,897        $ 3,225,011
Nov-98                  $ 4,935,423     $ 4,578,501        $ 3,000,011
Dec-98                  $ 5,228,587     $ 4,842,223        $ 3,199,212
Jan-99                  $ 5,407,405     $ 5,044,628        $ 3,000,012
Feb-99                  $ 5,212,739     $ 4,887,740        $ 2,907,312
Mar-99                  $ 5,426,461     $ 5,083,250        $ 3,000,013
Apr-99                  $ 5,739,568     $ 5,279,971        $ 3,080,413
May-99                  $ 5,615,019     $ 5,155,364        $ 3,000,014
Jun-99                  $ 5,903,631     $ 5,441,487        $ 3,167,415
Jul-99                  $ 5,714,715     $ 5,271,712        $ 3,000,015
Aug-99                  $ 5,685,570     $ 5,245,354        $ 2,969,415
Sep-99                  $ 5,521,825     $ 5,101,631        $ 3,000,016
Oct-99                  $ 5,813,930     $ 5,424,564        $ 3,183,917
Nov-99                  $ 5,900,557     $ 5,534,683        $ 3,000,017
Dec-99                  $ 6,186,734     $ 5,860,676        $ 3,199,518
Jan-00                  $ 5,855,744     $ 5,566,470        $ 3,000,018
Feb-00                  $ 5,714,035     $ 5,461,264        $ 2,999,118
Mar-00                  $ 6,294,581     $ 5,995,375        $ 3,000,019
Apr-00                  $ 6,081,824     $ 5,814,915        $ 2,901,918
May-00                  $ 5,926,130     $ 5,695,709        $ 3,000,020
Jun-00                  $ 6,078,431     $ 5,835,823        $ 3,109,821
Jul-00                  $ 5,979,961     $ 5,744,784        $ 3,000,021
Aug-00                  $ 6,356,100     $ 6,101,535        $ 3,207,022
Sep-00                  $ 5,963,293     $ 5,779,374        $ 3,000,022
Oct-00                  $ 5,969,853     $ 5,755,101        $ 2,965,222
Nov-00                  $ 5,471,967     $ 5,301,599        $ 3,000,023
Dec-00                  $ 5,514,101     $ 5,327,577        $ 3,036,623
Jan-01                  $ 5,739,076     $ 5,516,706        $ 3,000,024
Feb-01                  $ 5,193,864     $ 5,013,582        $ 2,720,722
Mar-01                  $ 4,860,418     $ 4,695,721        $ 3,000,025
Apr-01                  $ 5,279,872     $ 5,060,579        $ 3,228,027
May-01                  $ 5,334,255     $ 5,094,485        $ 3,000,026
Jun-01                  $ 5,214,768     $ 4,970,689        $ 2,920,225
Jul-01                  $ 5,163,663     $ 4,921,976        $ 3,000,027
Aug-01                  $ 4,829,574     $ 4,613,860        $ 2,823,325
Sep-01                  $ 4,382,838     $ 4,241,522        $ 3,000,028
Oct-01                  $ 4,474,878     $ 4,322,535        $ 3,070,829
Nov-01                  $ 4,829,736     $ 4,654,073        $ 3,000,029
Dec-01                  $ 4,868,857     $ 4,695,029        $ 3,033,929
Jan-02                  $ 4,758,820     $ 4,626,482        $ 3,000,030
Feb-02                  $ 4,652,699     $ 4,537,190        $ 2,949,630
Mar-02                  $ 4,827,640     $ 4,707,789        $ 3,000,031
Apr-02                  $ 4,504,188     $ 4,422,497        $ 2,843,129
May-02                  $ 4,462,750     $ 4,389,770        $ 3,000,032
Jun-02                  $ 4,120,457     $ 4,077,219        $ 2,792,730
Jul-02                  $ 3,799,885     $ 3,759,196        $ 3,000,033
Aug-02                  $ 3,820,405     $ 3,784,006        $ 3,024,633
Sep-02                  $ 3,389,081     $ 3,372,685        $ 3,000,034
Oct-02                  $ 3,672,747     $ 3,669,481        $ 3,233,137
Nov-02                  $ 3,897,519     $ 3,885,614        $ 3,000,035
Dec-02                  $ 3,662,889     $ 3,657,528        $ 2,841,933
Jan-03                  $ 3,572,781     $ 3,561,701        $ 3,000,036
Feb-03                  $ 3,517,403     $ 3,508,275        $ 2,960,136
Mar-03                  $ 3,556,095     $ 3,542,306        $ 3,000,037
Apr-03                  $ 3,855,518     $ 3,834,192        $ 3,221,140
May-03                  $ 4,071,427     $ 4,036,253        $ 3,000,038
Jun-03                  $ 4,121,374     $ 4,087,917        $ 3,029,738

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 1/3/97.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Disciplined Equity Fund, which are similar to the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan Disciplined Equity Fund, which are similar to the expenses of the Select Shares. The returns presented prior to 12/31/97 are based on the historical expenses of the J.P. Morgan Institutional Disciplined Equity Fund which are lower than the expenses of the Select Shares.

Returns for the Class A and B Shares prior to 9/28/01 (offering date of the Class A and B Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A and B Shares.

Returns for the Ultra Shares prior to 3/24/03 (offering date of the Ultra Shares) are calculated using the historical expenses of the Institutional Shares, which are higher than the expenses of the Ultra Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Disciplined Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from January 3, 1997 to June 30, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN DISCIPLINED EQUITY VALUE FUND

AS OF JUNE 30, 2003                                                  (Unaudited)

FUND FACTS

Fund Inception                                  9/28/2001
Fiscal Year End                               DECEMBER 31
Net Assets as of 6/30/2003
(In Millions)                                      $ 25.6
Primary Benchmark                            RUSSELL 1000
                                              VALUE INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Disciplined Equity Value Fund, which seeks to provide high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Russell 1000 Value Index, returned 11.38% during the six months ended June 30, 2003. This compares with a gain of 11.57% for the Russell 1000 Value Index, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: Amidst a backdrop of a quick end to formal war activity in Iraq, better-than-expected first quarter earnings results, substantial government tax cuts and the expectation of most investors that the pace of the economic recovery would strengthen in the second half of the year, the equity markets performed solidly in the first six months of 2003.

   Stock selection within the Health Services & Systems, Finance and Retail sectors contributed notably to performance. At the stock level, an overweight position in Capital One Financial benefited returns, as the credit card stock rebounded strongly following news of a management restructuring, along with its announcement of record earnings for the first quarter. Driving earnings were sharp gains in interest revenues and improving credit quality in the company's managed loan portfolio. PG&E rose during the period, as the California Public Utility Commission was able to reach a long-awaited settlement on the restructuring of this utility. The terms of the settlement were better than expected and implied interest cost savings from the refinancing of higher cost company debt.

   Alternatively, stock picking within the Capital Markets, Energy and Systems Hardware sectors dragged on performance. At the stock level, undermining performance was a position in Freddie Mac, which declined 13% amidst concerns about an earnings restatement and the dismissal of three senior executives. Additionally, an overweight in Jones Apparel negatively impacted performance as the stock came under pressure owing to a licensing dispute with Ralph Lauren.

Q: HOW WAS THE FUND MANAGED?

A: Keeping to our discipline, the Fund continued to focus on overweighting companies that were attractively priced relative to their future earnings prospects, as forecasted by our team of equity research analysts. Style characteristics and sector weightings also were kept in line with the Russell 1000 Value index, in order to minimize volatility relative to it.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Finance & Insurance                         31.30%
Consumer Goods & Services                   19.10%
Industrial Products & Services              11.80%
Energy                                      10.40%
Telecommunications                           6.90%
Technology                                   6.40%
Utilities                                    6.30%
Pharmaceuticals                              3.20%
REITs                                        2.40%
Health Services & Systems                    1.90%
Short-Term Investments                       0.30%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Citigroup, Inc.                   5.1%
 2. Exxon Mobil Corp.                 4.3%
 3. Verizon Communications, Inc.      3.2%
 4. U.S. Bancorp                      2.1%
 5. Morgan Stanley                    2.0%
 6. Altria Group, Inc.                1.9%
 7. SBC Communications, Inc.          1.9%
 8. Wachovia Corp.                    1.8%
 9. Bank of America Corp.             1.7%
10. ChevronTexaco Corp.               1.6%

Top 10 equity holdings comprised 25.6% of the Portfolio's market value of investments ($6,535 in thousands). As of June 30, 2003 the Fund held 223 equity holdings. Portfolio holdings are subject to change at any time.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

                                                                     (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

                                                                           SINCE
                                                                       INCEPTION
                                                            1 YEAR     (9/28/01)
                                    --------------------------------------------
INSTITUTIONAL SHARES                                       (1.20%)       (0.72%)

[CHART]

LIFE OF FUND PERFORMANCE (09/28/01 TO 06/30/03)

        JPMORGAN DISCIPLINED EQUITY VALUE                             LIPPER LARGE-CAP VALUE
              FUND (INSTITUTIONAL SHARES)  RUSSELL 1000 VALUE INDEX              FUNDS INDEX
Sep-01                        $ 3,000,000               $ 3,000,000              $ 3,000,000
Sep-01                        $ 3,000,000               $ 2,788,800              $ 2,766,000
Oct-01                        $ 2,979,900               $ 2,764,816              $ 2,783,979
Nov-01                        $ 3,159,886               $ 2,925,452              $ 2,962,432
Dec-01                        $ 3,228,140               $ 2,994,493              $ 3,007,165
Jan-02                        $ 3,180,040               $ 2,971,435              $ 2,951,532
Feb-02                        $ 3,178,132               $ 2,976,190              $ 2,935,299
Mar-02                        $ 3,322,102               $ 3,116,963              $ 3,064,745
Apr-02                        $ 3,181,577               $ 3,010,051              $ 2,934,187
May-02                        $ 3,191,758               $ 3,025,102              $ 2,938,002
Jun-02                        $ 2,998,337               $ 2,851,461              $ 2,733,223
Jul-02                        $ 2,725,489               $ 2,586,275              $ 2,497,073
Aug-02                        $ 2,747,838               $ 2,605,931              $ 2,513,803
Sep-02                        $ 2,439,255               $ 2,316,151              $ 2,223,207
Oct-02                        $ 2,622,443               $ 2,487,778              $ 2,386,391
Nov-02                        $ 2,783,199               $ 2,644,508              $ 2,536,017
Dec-02                        $ 2,659,904               $ 2,529,736              $ 2,415,303
Jan-03                        $ 2,602,450               $ 2,468,517              $ 2,357,819
Feb-03                        $ 2,536,868               $ 2,402,607              $ 2,298,873
Mar-03                        $ 2,540,166               $ 2,406,692              $ 2,297,494
Apr-03                        $ 2,762,430               $ 2,618,481              $ 2,491,403
May-03                        $ 2,939,502               $ 2,787,635              $ 2,644,873
Jun-03                        $ 2,962,142               $ 2,822,480              $ 2,675,024

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 9/28/01.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Disciplined Equity Value Fund, Russell 1000 Value Index and Lipper Large-Cap Value Funds Index from September 28, 2001 to June 30, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN EQUITY GROWTH FUND

AS OF JUNE 30, 2003                                                  (Unaudited)

FUND FACTS

Fund Inception                                 3/29/1988
Fiscal Year End                              DECEMBER 31
Net Assets as of 6/30/2003
(In Millions)                                     $ 68.2
Primary Benchmark                           RUSSELL 1000
                                            GROWTH INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Equity Growth Fund, which seeks to provide capital appreciation and secondarily, current income returned 10.53% (Select Shares) during the six months ended June 30, 2003. This compares with a return of 13.09% from the Russell 1000 Growth Index, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund's large cap, quality, growth bias was a key factor in our relative underperformance. Stocks in the bottom quintile of market capitalization in the Russell 1000 Growth Index delivered a return of 24%, in stark contrast to the 10.4% return for the top quintile. Investor preference for beta was clearly reflected by the fact that the top performing sectors for the index were Utilities, Telecommunications and Network Technology.

   In terms of sector weightings, the Pharmaceuticals and Capital Markets sectors performed the best. The fund was roughly 4% overweight the Pharmaceuticals sector, and within it, our top performers were Amgen, Teva Pharmaceutical, and Gilead Sciences. Stock price performance benefited from above average growth rates and generally positive news flow from the Biotech and Generic industries.

   The Capital Markets sector contributed to performance, largely on the strength of Goldman Sachs and American Express. Goldman posted second-quarter earnings per share that exceeded the First Call consensus by 14%, on higher than expected income from fixed income and equity trading, and a lower tax rate. American Express benefited from core franchise building and from effectively managing expenses.

   The Retail sector was the primary detractor to performance over the six month period, reflecting an almost 3% underweight and the Fund's not holding a few key beaten down industry heavyweights (Home Depot and Target Corp) that outperformed. Investors became more confident in the turnaround at Home Depot and Target's credit card focus, and multiple disparity relative to Wal-Mart, became attractive. However, we chose to maintain an overweight position in Wal-Mart (WMT). This reflected our belief that consumer spending would remain challenged. WMT's heavy exposure to food and its status as the low cost provider offered defensive positioning and enhanced visibility.

   The Software Services and Systems Hardware sectors were also relatively large detractors to Fund performance. However, the Fund's underperformance was far more broadly based, with only Automatic Data Processing being a top ten detractor. We chose to offset the sector overweights with overweight positions in some of the more defensive names in the sectors (Dell, IBM and Microsoft) and were therefore impacted on the downside by investor preference for some of the more aggressive names. These included Veritas and Sun Microsystems.

Q: HOW WAS THE FUND MANAGED?

A: The Fund essentially chose to barbell an overweight position in Technology
   (for the most part, the mega-cap names) with an almost equal overweight in Consumer Staples, seeking a balance of growth and earnings stability.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

                                                                     (Unaudited)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                                  29.30%
Consumer Goods & Services                   23.20%
Pharmaceuticals                             23.10%
Finance & Insurance                         12.60%
Industrial Products & Services               5.80%
Health Services & Systems                    3.30%
Energy                                       2.30%
Short-Term Investments                       0.40%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Microsoft Corp.                    6.7%
 2. Pfizer, Inc.                       5.8%
 3. General Electric Co.               5.8%
 4. Wal-Mart Stores, Inc.              5.0%
 5. Intel Corp.                        4.4%
 6. Johnson & Johnson                  3.9%
 7. The Coca-Cola Co.                  3.4%
 8. Cisco Systems, Inc.                3.3%
 9. Amgen, Inc.                        3.2%
10. International Business Machines    3.0%

Top 10 equity holdings comprised 44.5% of the Portfolio's market value of investments ($30,344 in thousands). As of June 30, 2003 the Fund held 57 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                      ------------------------------------------------
CLASS A SHARES
             Without Sales Charge       0.64%     (21.71%)     (5.80%)       6.71%
               With Sales Charge*      (5.15%)    (23.24%)     (6.91%)       6.08%
                                      ------------------------------------------------
CLASS B SHARES
                     Without CDSC      (0.08%)    (22.14%)     (6.11%)       6.53%
                      With CDSC**      (5.08%)    (22.74%)     (6.39%)       6.53%
                                      ------------------------------------------------
CLASS C SHARES
                     Without CDSC      (0.04%)    (22.16%)     (6.13%)       6.53%
                     With CDSC***      (1.04%)    (22.16%)     (6.13%)       6.53%
                                      ------------------------------------------------
SELECT SHARES                           0.95%     (21.51%)     (5.56%)       6.85%

  * Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, a 2% CDSC for the 5 year period and 0% for the ten year period.
*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

TEN-YEAR FUND PERFORMANCE (06/30/93 TO 06/30/03)

            JPMORGAN EQUITY GROWTH                             LIPPER LARGE-CAP GROWTH
              FUND (SELECT SHARES)  RUSSELL 1000 GROWTH INDEX              FUNDS INDEX
 6/30/1993          $ 1,000,000.00             $ 1,000,000.00           $ 1,000,000.00
 7/31/1993          $   981,800.00             $   982,100.00           $   993,200.00
 8/31/1993          $ 1,016,457.54             $ 1,022,366.10           $ 1,034,417.80
 9/30/1993          $ 1,010,968.67             $ 1,014,698.35           $ 1,049,934.07
10/31/1993          $ 1,015,416.93             $ 1,042,906.97           $ 1,061,903.32
11/30/1993          $   998,865.64             $ 1,036,023.78           $ 1,040,452.87
12/31/1993          $ 1,024,136.94             $ 1,053,946.99           $ 1,072,810.95
 1/31/1994          $ 1,048,921.05             $ 1,078,293.17           $ 1,111,861.27
 2/28/1994          $ 1,037,382.92             $ 1,058,668.23           $ 1,093,849.12
 3/31/1994          $   989,455.83             $ 1,007,534.56           $ 1,040,359.90
 4/30/1994          $   985,596.95             $ 1,012,269.97           $ 1,045,457.66
 5/31/1994          $   994,368.76             $ 1,027,555.25           $ 1,051,730.41
 6/30/1994          $   977,862.24             $   997,242.37           $ 1,012,500.86
 7/31/1994          $ 1,004,851.24             $ 1,031,348.06           $ 1,041,559.64
 8/31/1994          $ 1,040,623.94             $ 1,088,794.14           $ 1,094,991.65
 9/30/1994          $ 1,023,037.40             $ 1,073,877.66           $ 1,068,930.85
10/31/1994          $ 1,040,122.12             $ 1,099,221.18           $ 1,096,295.47
11/30/1994          $ 1,007,670.31             $ 1,064,046.10           $ 1,055,842.17
12/31/1994          $ 1,014,824.77             $ 1,081,922.07           $ 1,064,077.74
 1/31/1995          $ 1,024,770.05             $ 1,104,967.01           $ 1,072,377.55
 2/28/1995          $ 1,057,255.27             $ 1,151,265.13           $ 1,109,267.33
 3/31/1995          $ 1,085,272.53             $ 1,184,882.07           $ 1,140,770.53
 4/30/1995          $ 1,097,427.58             $ 1,210,830.99           $ 1,171,913.56
 5/31/1995          $ 1,124,424.30             $ 1,253,088.99           $ 1,210,703.90
 6/30/1995          $ 1,176,147.82             $ 1,301,458.23           $ 1,272,570.87
 7/31/1995          $ 1,229,544.93             $ 1,355,598.89           $ 1,341,798.73
 8/31/1995          $ 1,230,651.52             $ 1,357,090.05           $ 1,349,312.80
 9/30/1995          $ 1,250,465.01             $ 1,419,651.90           $ 1,399,372.30
10/31/1995          $ 1,243,337.36             $ 1,420,645.66           $ 1,391,395.88
11/30/1995          $ 1,273,550.46             $ 1,475,908.77           $ 1,435,224.85
12/31/1995          $ 1,276,861.69             $ 1,484,321.45           $ 1,435,798.94
 1/31/1996          $ 1,312,613.82             $ 1,534,046.22           $ 1,478,011.43
 2/29/1996          $ 1,340,703.75             $ 1,562,119.27           $ 1,511,266.69
 3/31/1996          $ 1,346,736.92             $ 1,564,150.02           $ 1,512,022.32
 4/30/1996          $ 1,390,236.52             $ 1,605,287.17           $ 1,548,008.45
 5/31/1996          $ 1,428,189.98             $ 1,661,311.69           $ 1,593,674.70
 6/30/1996          $ 1,406,767.13             $ 1,663,637.52           $ 1,579,331.63
 7/31/1996          $ 1,320,954.33             $ 1,566,148.37           $ 1,494,837.39
 8/31/1996          $ 1,360,582.96             $ 1,606,554.99           $ 1,539,682.51
 9/30/1996          $ 1,434,326.56             $ 1,723,512.20           $ 1,646,844.41
10/31/1996          $ 1,457,992.95             $ 1,733,853.27           $ 1,667,429.97
11/30/1996          $ 1,555,970.07             $ 1,864,065.65           $ 1,775,312.69
12/31/1996          $ 1,538,854.40             $ 1,827,529.96           $ 1,731,284.93
 1/31/1997          $ 1,676,427.99             $ 1,955,639.81           $ 1,841,048.40
 2/28/1997          $ 1,681,960.20             $ 1,942,341.46           $ 1,814,537.30
 3/31/1997          $ 1,589,452.39             $ 1,837,260.79           $ 1,721,632.99
 4/30/1997          $ 1,719,310.65             $ 1,959,254.91           $ 1,816,150.64
 5/31/1997          $ 1,829,862.32             $ 2,100,713.11           $ 1,939,467.27
 6/30/1997          $ 1,909,644.32             $ 2,184,741.64           $ 2,020,730.95
 7/31/1997          $ 2,078,074.95             $ 2,377,872.80           $ 2,213,912.83
 8/31/1997          $ 1,943,207.88             $ 2,238,767.24           $ 2,093,254.58
 9/30/1997          $ 2,067,573.19             $ 2,348,914.59           $ 2,208,802.23
10/31/1997          $ 1,991,072.98             $ 2,262,004.75           $ 2,132,156.79
11/30/1997          $ 2,079,675.73             $ 2,358,139.95           $ 2,179,490.67
12/31/1997          $ 2,111,078.83             $ 2,384,551.12           $ 2,209,131.75
 1/31/1998          $ 2,160,055.86             $ 2,455,849.19           $ 2,248,233.38
 2/28/1998          $ 2,294,843.35             $ 2,640,529.05           $ 2,419,998.41
 3/31/1998          $ 2,383,424.30             $ 2,745,886.16           $ 2,532,528.33
 4/30/1998          $ 2,424,180.86             $ 2,783,779.39           $ 2,575,074.81
 5/31/1998          $ 2,396,545.19             $ 2,704,720.06           $ 2,517,393.13
 6/30/1998          $ 2,580,839.52             $ 2,870,519.40           $ 2,661,388.02
 7/31/1998          $ 2,566,644.90             $ 2,851,573.97           $ 2,660,057.33
 8/31/1998          $ 2,191,658.08             $ 2,423,552.72           $ 2,225,669.97
 9/30/1998          $ 2,342,663.32             $ 2,609,681.56           $ 2,387,476.17
10/31/1998          $ 2,523,751.20             $ 2,819,499.96           $ 2,541,468.39
11/30/1998          $ 2,705,966.04             $ 3,034,063.91           $ 2,716,067.26
12/31/1998          $ 2,984,409.94             $ 3,307,736.47           $ 3,014,834.66
 1/31/1999          $ 3,221,073.65             $ 3,501,900.60           $ 3,210,497.43
 2/28/1999          $ 3,077,413.76             $ 3,341,863.75           $ 3,078,545.99
 3/31/1999          $ 3,239,285.73             $ 3,517,979.97           $ 3,253,407.40
 4/30/1999          $ 3,145,670.37             $ 3,522,553.34           $ 3,264,468.98
 5/31/1999          $ 3,084,015.23             $ 3,414,410.95           $ 3,156,415.06
 6/30/1999          $ 3,337,521.28             $ 3,653,419.72           $ 3,375,785.91
 7/31/1999          $ 3,249,076.97             $ 3,537,240.97           $ 3,269,786.23
 8/31/1999          $ 3,257,524.57             $ 3,594,898.00           $ 3,270,440.19
 9/30/1999          $ 3,215,828.26             $ 3,519,405.14           $ 3,237,408.74
10/31/1999          $ 3,454,121.13             $ 3,785,120.23           $ 3,485,717.99
11/30/1999          $ 3,601,266.69             $ 3,989,138.21           $ 3,657,912.46
12/31/1999          $ 3,934,383.86             $ 4,404,008.59           $ 4,064,306.54
 1/31/2000          $ 3,775,041.31             $ 4,197,460.58           $ 3,901,327.84
 2/29/2000          $ 3,991,728.68             $ 4,402,716.41           $ 4,106,537.69
 3/31/2000          $ 4,209,677.07             $ 4,717,950.90           $ 4,394,816.63
 4/30/2000          $ 4,020,662.57             $ 4,493,376.44           $ 4,054,657.83
 5/31/2000          $ 3,671,669.06             $ 4,266,910.26           $ 3,821,109.54
 6/30/2000          $ 4,009,829.78             $ 4,590,342.06           $ 4,073,684.88
 7/31/2000          $ 3,891,539.80             $ 4,398,924.80           $ 3,990,989.07
 8/31/2000          $ 4,171,730.66             $ 4,797,027.49           $ 4,336,209.63
 9/30/2000          $ 3,656,104.75             $ 4,343,228.69           $ 4,005,356.83
10/31/2000          $ 3,470,009.02             $ 4,137,793.97           $ 3,793,473.46
11/30/2000          $ 3,068,528.98             $ 3,527,883.14           $ 3,284,389.32
12/31/2000          $ 3,004,396.72             $ 3,416,402.04           $ 3,264,026.10
 1/31/2001          $ 3,154,616.56             $ 3,652,475.42           $ 3,359,009.26
 2/28/2001          $ 2,706,976.47             $ 3,032,285.09           $ 2,839,034.63
 3/31/2001          $ 2,448,730.91             $ 2,702,372.47           $ 2,544,058.93
 4/30/2001          $ 2,731,314.46             $ 3,044,222.59           $ 2,817,290.86
 5/31/2001          $ 2,695,261.11             $ 2,999,472.52           $ 2,795,879.45
 6/30/2001          $ 2,659,144.61             $ 2,929,884.76           $ 2,715,358.12
 7/31/2001          $ 2,611,811.84             $ 2,856,637.64           $ 2,618,148.30
 8/31/2001          $ 2,420,104.85             $ 2,622,964.68           $ 2,419,169.03
 9/30/2001          $ 2,171,318.07             $ 2,361,192.80           $ 2,175,800.63
10/31/2001          $ 2,285,529.40             $ 2,485,155.43           $ 2,266,096.35
11/30/2001          $ 2,434,545.92             $ 2,723,978.86           $ 2,473,670.78
12/31/2001          $ 2,437,467.37             $ 2,718,803.30           $ 2,485,049.66
 1/31/2002          $ 2,407,974.02             $ 2,670,680.48           $ 2,428,887.54
 2/28/2002          $ 2,335,975.59             $ 2,559,847.24           $ 2,328,331.60
 3/31/2002          $ 2,378,256.75             $ 2,648,417.96           $ 2,421,930.53
 4/30/2002          $ 2,158,030.18             $ 2,432,307.05           $ 2,260,629.95
 5/31/2002          $ 2,120,264.65             $ 2,373,445.22           $ 2,219,486.49
 6/30/2002          $ 1,920,535.72             $ 2,153,901.54           $ 2,038,820.29
 7/31/2002          $ 1,830,462.59             $ 2,035,436.95           $ 1,885,297.12
 8/31/2002          $ 1,843,275.83             $ 2,041,543.27           $ 1,895,666.26
 9/30/2002          $ 1,636,644.61             $ 1,829,835.23           $ 1,711,976.20
10/31/2002          $ 1,811,438.26             $ 1,997,631.12           $ 1,843,798.36
11/30/2002          $ 1,904,546.18             $ 2,106,102.49           $ 1,920,131.61
12/31/2002          $ 1,753,896.58             $ 1,960,570.81           $ 1,786,298.44
 1/31/2003          $ 1,706,190.59             $ 1,912,928.94           $ 1,745,034.95
 2/28/2003          $ 1,698,683.35             $ 1,904,129.46           $ 1,726,363.07
 3/31/2003          $ 1,747,095.83             $ 1,939,546.27           $ 1,758,818.70
 4/30/2003          $ 1,871,139.63             $ 2,082,878.74           $ 1,887,564.23
 5/31/2003          $ 1,931,577.44             $ 2,186,814.39           $ 1,980,054.87
 6/30/2003          $ 1,939,253.00             $ 2,216,992.43           $ 1,996,489.33

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 3/29/88.

Returns for the Class A Shares prior to 8/13/98 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

Returns for the Class B and C Shares prior to 2/16/01 (offering date of the Class B and C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B and C Shares.

JPMorgan Equity Growth Fund, formerly Chase Equity Growth Fund, is the successor to the AVESTA Trust Equity Growth Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Equity Growth Fund, Russell 1000 Growth Index, and Lipper Large-Cap Growth Funds Index from June 30, 1993 to June 30, 2003. The performance of the fund assumes reinvestment of all dividend and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN EQUITY INCOME FUND

AS OF JUNE 30, 2003                                                  (Unaudited)

FUND FACTS

Fund Inception                                  3/29/1988
Fiscal Year End                               DECEMBER 31
Net Assets as of 6/30/2003
(In Millions)                                      $ 65.2
Primary Benchmark                            RUSSELL 1000
                                              VALUE INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Equity Income Fund, which seeks to invest in securities that provide both capital appreciation and current income, rose 9.25% (Select shares) during the six months ended June 30, 2003. This compares to a gain of 11.6% from the Russell 1000 Value Index.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund's underperformance was attributable to its emphasis on lower volatility, higher quality names across most industry sectors. Additionally, the Fund's consumer discretionary holdings, which produced positive absolute returns, did not keep pace with the index. A lack of exposure to Comcast, Ford, McDonalds, and AOL Time Warner, hindered performance in the sector.

   Although the Fund's financial holdings out-performed the benchmark, the top detractor for the period was Freddie Mac. The Board of this government-sponsored entity announced a management reconfiguration in June with the appointment of a new Chief Executive, Financial and Operating Officers. Freddie Mac at the same time further delayed the release of its previously announced financial restatement. We are awaiting final restatements to prior year's earnings. Although the news surrounding Freddie Mac has been dramatic, its current valuation (it has a P/E of nine) discounts a lot of the negative news and makes it one of the cheapest stocks in the index.

   The top contributor for the period was Citigroup, which posted strong first-quarter earnings, beating consensus Wall Street expectations. Credit cards and retail banking segments remained the company's primary growth drivers.

Q: HOW WAS THE FUND MANAGED?

A: The Fund maintained its conservative investment style and continues to invest only in stocks that have high dividend yields. Despite the market's climb we are still finding high quality companies with attractive valuations, determined by such factors as price to earnings and cash flow return on investment, in which to invest. New positions added during the period included Kraft Foods, Brookfield Properties, and IPC Holdings. After such a strong market rebound, the Fund continued to take a cautious approach by emphasizing high quality companies, with strong balance sheets and less cyclical demand patterns.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Finance & Insurance                         29.30%
Utilities                                   13.30%
Energy                                      11.90%
REITs                                       11.80%
Consumer Goods & Services                    9.30%
Telecommunications                           9.20%
Industrial Products & Services               7.80%
Technology                                   3.30%
Pharmaceuticals                              3.20%
Short-Term Investments                       0.90%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. ExxonMobil Corp.                     5.0%
 2. ChevronTexaco Corp.                  3.1%
 3. Citigroup, Inc.                      3.1%
 4. Bank of America Corp.                2.9%
 5. Verizon Communications, Inc.         2.8%
 6. Alltel Corp.                         2.5%
 7. ConocoPhillips                       2.5%
 8. SBC Communications, Inc.             2.2%
 9. Sun Trust Banks, Inc.                1.9%
10. Altria Group, Inc.                   1.9%

Top 10 equity holdings comprised 27.9% of the Portfolio's market value of investments ($18,131 in thousands). As of June 30, 2003 the Fund held 84 equity holdings. Portfolio holdings are subject to change at any time.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

                                                                     (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

                                       1 YEAR     3 YEARS      5 YEARS     10 YEARS
                                      -----------------------------------------------
CLASS A SHARES
             Without Sales Charge      (3.75%)    (10.86%)     (2.45%)        7.77%
               With Sales Charge*      (9.28%)    (12.60%)     (3.59%)        7.14%
                                      -----------------------------------------------
CLASS B SHARES
                     Without CDSC      (4.22%)    (11.20%)     (2.68%)        7.65%
                      With CDSC**      (8.94%)    (11.84%)     (2.94%)        7.65%
                                      -----------------------------------------------
CLASS C SHARES
                     Without CDSC      (4.25%)    (11.21%)     (2.68%)        7.65%
                     With CDSC***      (5.19%)    (11.21%)     (2.68%)        7.65%
                                      -----------------------------------------------
SELECT SHARES                          (3.39%)    (10.55%)     (2.15%)        7.94%

  * Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% for the ten year period.
*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

TEN YEAR FUND PERFORMANCE (06/30/93 TO 06/30/03)

        JPMORGAN EQUITY INCOME
          FUND (SELECT SHARES)  RUSSELL 1000 GROWTH INDEX   LIPPER EQUITY INCOME FUNDS INDEX
Jun-93             $ 1,000,000                $ 1,000,000                        $ 1,000,000
Jul-93             $ 1,012,300                $ 1,011,200                        $ 1,008,100
Aug-93             $ 1,053,804                $ 1,047,704                        $ 1,042,174
Sep-93             $ 1,047,060                $ 1,049,381                        $ 1,043,008
Oct-93             $ 1,055,436                $ 1,048,646                        $ 1,055,837
Nov-93             $ 1,016,174                $ 1,027,044                        $ 1,037,254
Dec-93             $ 1,038,022                $ 1,046,558                        $ 1,055,924
Jan-94             $ 1,076,117                $ 1,086,118                        $ 1,088,869
Feb-94             $ 1,039,099                $ 1,048,972                        $ 1,061,865
Mar-94             $   998,782                $ 1,009,951                        $ 1,019,391
Apr-94             $   999,881                $ 1,029,342                        $ 1,032,745
May-94             $ 1,005,480                $ 1,041,179                        $ 1,044,518
Jun-94             $   992,006                $ 1,016,191                        $ 1,029,164
Jul-94             $ 1,021,171                $ 1,047,794                        $ 1,058,186
Aug-94             $ 1,040,267                $ 1,077,866                        $ 1,093,424
Sep-94             $ 1,006,043                $ 1,042,081                        $ 1,072,758
Oct-94             $ 1,030,188                $ 1,056,566                        $ 1,078,551
Nov-94             $   985,889                $ 1,013,881                        $ 1,038,213
Dec-94             $ 1,003,241                $ 1,025,540                        $ 1,046,207
Jan-95             $ 1,024,008                $ 1,057,127                        $ 1,064,934
Feb-95             $ 1,058,210                $ 1,098,883                        $ 1,099,225
Mar-95             $ 1,087,311                $ 1,122,949                        $ 1,125,167
Apr-95             $ 1,120,909                $ 1,158,434                        $ 1,152,171
May-95             $ 1,154,536                $ 1,207,204                        $ 1,187,543
Jun-95             $ 1,169,660                $ 1,223,501                        $ 1,203,337
Jul-95             $ 1,219,020                $ 1,266,079                        $ 1,236,308
Aug-95             $ 1,224,628                $ 1,283,931                        $ 1,251,515
Sep-95             $ 1,275,572                $ 1,330,409                        $ 1,290,437
Oct-95             $ 1,257,587                $ 1,317,238                        $ 1,272,113
Nov-95             $ 1,304,117                $ 1,384,022                        $ 1,325,669
Dec-95             $ 1,341,154                $ 1,418,761                        $ 1,358,413
Jan-96             $ 1,372,001                $ 1,463,027                        $ 1,389,520
Feb-96             $ 1,379,821                $ 1,474,146                        $ 1,399,664
Mar-96             $ 1,404,520                $ 1,499,206                        $ 1,417,300
Apr-96             $ 1,413,509                $ 1,504,903                        $ 1,430,339
May-96             $ 1,437,680                $ 1,523,714                        $ 1,451,508
Jun-96             $ 1,443,287                $ 1,524,933                        $ 1,453,685
Jul-96             $ 1,384,401                $ 1,467,291                        $ 1,406,150
Aug-96             $ 1,414,165                $ 1,509,255                        $ 1,437,929
Sep-96             $ 1,480,914                $ 1,569,324                        $ 1,490,844
Oct-96             $ 1,517,344                $ 1,630,057                        $ 1,526,028
Nov-96             $ 1,608,082                $ 1,748,236                        $ 1,613,164
Dec-96             $ 1,581,227                $ 1,725,858                        $ 1,602,840
Jan-97             $ 1,680,370                $ 1,809,562                        $ 1,661,504
Feb-97             $ 1,684,907                $ 1,836,163                        $ 1,684,433
Mar-97             $ 1,624,418                $ 1,770,061                        $ 1,629,857
Apr-97             $ 1,724,158                $ 1,844,404                        $ 1,678,427
May-97             $ 1,811,573                $ 1,947,506                        $ 1,775,104
Jun-97             $ 1,901,245                $ 2,031,054                        $ 1,842,203
Jul-97             $ 2,044,789                $ 2,183,789                        $ 1,953,104
Aug-97             $ 1,927,623                $ 2,106,046                        $ 1,890,605
Sep-97             $ 2,016,679                $ 2,233,251                        $ 1,986,458
Oct-97             $ 1,959,002                $ 2,170,944                        $ 1,928,255
Nov-97             $ 2,034,032                $ 2,266,899                        $ 1,992,273
Dec-97             $ 2,072,068                $ 2,333,093                        $ 2,038,295
Jan-98             $ 2,090,510                $ 2,299,963                        $ 2,037,479
Feb-98             $ 2,219,494                $ 2,454,750                        $ 2,147,503
Mar-98             $ 2,317,818                $ 2,604,981                        $ 2,244,785
Apr-98             $ 2,357,684                $ 2,622,434                        $ 2,243,663
May-98             $ 2,311,002                $ 2,583,622                        $ 2,216,066
Jun-98             $ 2,392,349                $ 2,616,693                        $ 2,234,016
Jul-98             $ 2,364,120                $ 2,570,639                        $ 2,176,378
Aug-98             $ 2,060,330                $ 2,188,128                        $ 1,913,907
Sep-98             $ 2,199,197                $ 2,313,726                        $ 2,012,282
Oct-98             $ 2,358,858                $ 2,493,040                        $ 2,131,208
Nov-98             $ 2,498,031                $ 2,609,216                        $ 2,221,358
Dec-98             $ 2,614,439                $ 2,697,929                        $ 2,278,225
Jan-99             $ 2,626,465                $ 2,719,513                        $ 2,275,263
Feb-99             $ 2,611,232                $ 2,681,168                        $ 2,233,171
Mar-99             $ 2,683,302                $ 2,736,668                        $ 2,280,290
Apr-99             $ 2,828,469                $ 2,992,272                        $ 2,442,191
May-99             $ 2,765,394                $ 2,959,357                        $ 2,408,000
Jun-99             $ 2,887,901                $ 3,045,179                        $ 2,483,852
Jul-99             $ 2,824,367                $ 2,955,955                        $ 2,421,011
Aug-99             $ 2,838,489                $ 2,846,289                        $ 2,364,601
Sep-99             $ 2,738,574                $ 2,746,669                        $ 2,280,894
Oct-99             $ 2,864,548                $ 2,904,877                        $ 2,357,761
Nov-99             $ 2,883,454                $ 2,882,219                        $ 2,344,557
Dec-99             $ 2,956,117                $ 2,896,054                        $ 2,373,630
Jan-00             $ 2,885,466                $ 2,801,642                        $ 2,283,669
Feb-00             $ 2,790,534                $ 2,593,480                        $ 2,155,099
Mar-00             $ 3,034,985                $ 2,909,885                        $ 2,354,445
Apr-00             $ 2,998,262                $ 2,876,130                        $ 2,336,551
May-00             $ 2,951,189                $ 2,906,330                        $ 2,371,833
Jun-00             $ 2,998,703                $ 2,773,510                        $ 2,320,839
Jul-00             $ 2,954,622                $ 2,808,179                        $ 2,334,300
Aug-00             $ 3,112,990                $ 2,964,314                        $ 2,471,090
Sep-00             $ 2,959,831                $ 2,991,586                        $ 2,465,653
Oct-00             $ 2,990,317                $ 3,065,179                        $ 2,517,432
Nov-00             $ 2,820,467                $ 2,951,461                        $ 2,428,818
Dec-00             $ 2,842,185                $ 3,099,329                        $ 2,550,502
Jan-01             $ 2,854,975                $ 3,111,416                        $ 2,571,671
Feb-01             $ 2,654,555                $ 3,024,919                        $ 2,485,778
Mar-01             $ 2,505,635                $ 2,918,139                        $ 2,394,798
Apr-01             $ 2,684,537                $ 3,061,128                        $ 2,519,088
May-01             $ 2,688,564                $ 3,130,003                        $ 2,562,920
Jun-01             $ 2,592,313                $ 3,060,517                        $ 2,499,360
Jul-01             $ 2,606,830                $ 3,054,090                        $ 2,496,611
Aug-01             $ 2,443,903                $ 2,931,621                        $ 2,414,222
Sep-01             $ 2,290,671                $ 2,725,235                        $ 2,247,882
Oct-01             $ 2,316,784                $ 2,701,798                        $ 2,259,347
Nov-01             $ 2,466,449                $ 2,858,773                        $ 2,375,929
Dec-01             $ 2,488,647                $ 2,926,240                        $ 2,417,745
Jan-02             $ 2,445,593                $ 2,903,708                        $ 2,394,051
Feb-02             $ 2,447,305                $ 2,908,353                        $ 2,397,642
Mar-02             $ 2,567,223                $ 3,045,919                        $ 2,488,513
Apr-02             $ 2,411,393                $ 2,941,444                        $ 2,403,655
May-02             $ 2,412,116                $ 2,956,151                        $ 2,405,818
Jun-02             $ 2,221,800                $ 2,786,468                        $ 2,254,973
Jul-02             $ 2,007,841                $ 2,527,326                        $ 2,073,899
Aug-02             $ 2,038,761                $ 2,546,534                        $ 2,089,246
Sep-02             $ 1,794,110                $ 2,263,359                        $ 1,871,755
Oct-02             $ 1,913,239                $ 2,431,074                        $ 1,985,184
Nov-02             $ 1,997,995                $ 2,584,232                        $ 2,099,133
Dec-02             $ 1,964,429                $ 2,472,076                        $ 2,020,626
Jan-03             $ 1,906,086                $ 2,412,252                        $ 1,964,452
Feb-03             $ 1,869,679                $ 2,347,845                        $ 1,915,930
Mar-03             $ 1,870,988                $ 2,351,836                        $ 1,918,613
Apr-03             $ 1,995,970                $ 2,558,798                        $ 2,065,578
May-03             $ 2,122,714                $ 2,724,096                        $ 2,189,513
Jun-03             $ 2,146,895                $ 2,758,147                        $ 2,212,503

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 3/29/88.

Returns for the Class A Shares prior to 8/24/98 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

Returns for the Class B and C Shares prior to 2/16/01 (offering date of the Class B and C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B and C Shares.

JPMorgan Equity Income Fund, formerly Chase Equity Income Fund, is the successor to the AVESTA Trust Equity Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Equity Income Fund, Russell 1000 Value Index, and Lipper Equity Income Funds Index from June 30, 1993 to June 30, 2003. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. EQUITY FUND

AS OF JUNE 30, 2003                                                  (Unaudited)

FUND FACTS

Fund Inception                                  9/17/1993
Fiscal Year End                               DECEMBER 31
Net Assets as of 6/30/2003
(In Millions)                                     $ 426.5
Primary Benchmark                           S&P 500 INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan U.S. Equity Fund, which seeks to provide high total return from a portfolio of selected equity securities, returned 14.93% (Institutional shares) during the six months ended June 30, 2003. This compares with a return of 11.76% from the S&P 500 Index, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: Amidst a backdrop of a quick end to formal war activity in Iraq, better-than-expected first quarter earnings results, substantial government tax cuts and the expectation of most investors that the pace of the economic recovery would strengthen in the second half of the year, the equity markets performed solidly in the first six months of 2003.

   The Fund outpaced the run up in the S&P 500 Index during the first half of the year, with stock selection within the Capital Markets, Pharmaceuticals and Semiconductors sectors contributing notably to performance. At the stock level, an overweight position in Capital One Financial benefited returns, as the credit card stock rebounded strongly following news of a management restructuring, along with its announcement of record earnings for the first quarter.

   Driving earnings were sharp gains in interest revenues and improving credit quality in the company's managed loan portfolio. A position in Countrywide Financial, a mortgage originator, positively impacted performance as low interest rates prompted a historically strong rate of home refinancings.

   Alternatively, stock picking within the Retail, Energy and Consumer Cyclicals sectors dragged on performance. At the stock level, undermining performance was a position in Freddie Mac, which declined amidst concerns about an earnings restatement and the dismissal of three senior executives. Additionally, an overweight in Jones Apparel negatively impacted performance as the stock came under pressure owing to a licensing dispute with Ralph Lauren.

Q: HOW WAS THE FUND MANAGED?

A: Keeping to our discipline, the fund continued to focus on overweighting companies that were attractively priced relative to their future earnings prospects, as forecasted by our team of equity research analysts. Style characteristics and sector weightings relative to the S&P 500 Index were also controlled, in order keep volatility in line with it.

                                                 SEMI-ANNUAL REPORT JUNE 30 2003

                                                                     (Unaudited)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                  23.40%
Finance & Insurance                        19.70%
Technology                                 15.20%
Industrial Products & Services             11.30%
Pharmaceuticals                            11.10%
Energy                                      6.30%
Health Services & Systems                   4.50%
Telecommunications                          3.90%
Utilities                                   2.90%
Short-Term Investments                      1.70%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Citigroup, Inc.                   4.0%
 2. Microsoft Corp.                   3.0%
 3. General Electric Co.              3.0%
 4. Pfizer, Inc.                      2.9%
 5. Procter & Gamble Co.              2.3%
 6. The Coca-Cola Co.                 2.3%
 7. Viacom, Inc., Class B             2.2%
 8. AMBAC Financial Group, Inc.       2.0%
 9. Freddie Mac                       1.9%
10. Home Depot                        1.8%

Top 10 equity holdings comprised 25.4% of the Portfolio's market value of investments ($108,376 in thousands). As of June 30, 2003 the Fund held 114 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                       1 YEAR     3 YEARS      5 YEARS     10 YEARS
                                      -----------------------------------------------
CLASS A SHARES
             Without Sales Charge       1.77%     (10.61%)     (2.66%)        8.29%
               With Sales Charge*      (4.14%)    (12.36%)     (3.81%)        7.65%
                                      -----------------------------------------------
CLASS B SHARES
                     Without CDSC       1.08%     (11.01%)     (2.93%)        8.14%
                      With CDSC**      (3.92%)    (11.51%)     (3.08%)        8.14%
                                      -----------------------------------------------
CLASS C SHARES
                     Without CDSC       1.10%     (11.01%)     (2.92%)        8.14%
                     With CDSC***       0.10%     (11.01%)     (2.92%)        8.14%
                                      -----------------------------------------------
INSTITUTIONAL SHARES                    2.22%     (10.21%)     (2.32%)        8.59%
                                      -----------------------------------------------
SELECT SHARES                           2.05%     (10.36%)     (2.50%)        8.38%

  * Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% for the ten year period.
*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

TEN-YEAR FUND PERFORMANCE (6/30/93 TO 6/30/03)

                   JPMORGAN U.S. EQUITY                    LIPPER LARGE-CAP
            FUND (INSTITUTIONAL SHARES)     S&P 500 INDEX  CORE FUNDS INDEX
 6/30/1993              $  3,000,000.00   $  3,000,000.00   $  3,000,000.00
 7/31/1993              $  3,003,300.00   $  2,988,000.00   $  2,988,600.00
 8/31/1993              $  3,112,019.46   $  3,101,245.20   $  3,098,879.34
 9/30/1993              $  3,072,185.61   $  3,077,365.61   $  3,098,879.34
10/31/1993              $  3,152,369.66   $  3,141,067.08   $  3,146,911.97
11/30/1993              $  3,158,359.16   $  3,111,226.94   $  3,097,190.76
12/31/1993              $  3,221,842.18   $  3,148,872.79   $  3,168,116.43
 1/31/1994              $  3,361,670.13   $  3,255,934.46   $  3,270,129.78
 2/28/1994              $  3,290,066.55   $  3,167,698.64   $  3,208,651.34
 3/31/1994              $  3,154,844.82   $  3,029,586.98   $  3,061,053.38
 4/30/1994              $  3,229,299.16   $  3,068,365.69   $  3,090,439.49
 5/31/1994              $  3,262,238.01   $  3,118,686.89   $  3,114,853.96
 6/30/1994              $  3,160,782.41   $  3,042,279.06   $  3,032,621.82
 7/31/1994              $  3,267,300.77   $  3,142,065.81   $  3,123,600.47
 8/31/1994              $  3,382,309.76   $  3,270,890.51   $  3,235,113.01
 9/30/1994              $  3,303,501.94   $  3,190,753.69   $  3,167,175.63
10/31/1994              $  3,333,894.16   $  3,262,545.65   $  3,218,167.16
11/30/1994              $  3,179,534.86   $  3,143,788.99   $  3,104,887.68
12/31/1994              $  3,211,012.26   $  3,190,317.07   $  3,133,763.13
 1/31/1995              $  3,282,296.73   $  3,272,946.28   $  3,188,917.36
 2/28/1995              $  3,422,122.57   $  3,400,591.19   $  3,298,616.12
 3/31/1995              $  3,546,345.62   $  3,500,908.63   $  3,380,751.66
 4/30/1995              $  3,624,010.59   $  3,604,185.43   $  3,455,128.20
 5/31/1995              $  3,757,374.18   $  3,748,352.85   $  3,566,728.84
 6/30/1995              $  3,816,364.95   $  3,835,314.63   $  3,660,533.81
 7/31/1995              $  3,934,290.63   $  3,962,647.08   $  3,785,358.01
 8/31/1995              $  3,963,404.38   $  3,972,553.70   $  3,791,036.05
 9/30/1995              $  4,071,605.32   $  4,140,195.46   $  3,932,820.80
10/31/1995              $  3,966,557.90   $  4,125,290.76   $  3,914,729.82
11/30/1995              $  4,189,478.45   $  4,306,391.02   $  4,067,795.76
12/31/1995              $  4,264,889.07   $  4,389,504.37   $  4,129,219.47
 1/31/1996              $  4,375,776.18   $  4,538,747.52   $  4,250,618.53
 2/29/1996              $  4,466,792.33   $  4,580,957.87   $  4,302,476.07
 3/31/1996              $  4,550,768.02   $  4,624,935.07   $  4,341,628.60
 4/30/1996              $  4,648,154.46   $  4,692,921.61   $  4,404,582.22
 5/31/1996              $  4,712,298.99   $  4,813,998.99   $  4,492,233.41
 6/30/1996              $  4,658,578.78   $  4,832,292.19   $  4,498,522.53
 7/31/1996              $  4,413,071.68   $  4,618,704.87   $  4,314,532.96
 8/31/1996              $  4,566,646.57   $  4,716,159.54   $  4,412,472.86
 9/30/1996              $  4,776,255.65   $  4,981,679.33   $  4,641,038.95
10/31/1996              $  4,845,033.73   $  5,119,173.68   $  4,733,395.63
11/30/1996              $  5,257,346.10   $  5,506,183.20   $  5,040,119.67
12/31/1996              $  5,170,074.16   $  5,397,160.78   $  4,947,381.46
 1/31/1997              $  5,467,870.43   $  5,734,483.33   $  5,218,003.23
 2/28/1997              $  5,490,288.70   $  5,779,212.30   $  5,211,741.63
 3/31/1997              $  5,305,815.00   $  5,541,686.67   $  4,988,679.08
 4/30/1997              $  5,524,414.58   $  5,872,525.36   $  5,265,051.91
 5/31/1997              $  5,901,179.65   $  6,230,162.16   $  5,584,640.56
 6/30/1997              $  6,082,345.87   $  6,509,273.42   $  5,827,013.96
 7/31/1997              $  6,613,942.89   $  7,027,411.59   $  6,287,348.06
 8/31/1997              $  6,379,147.92   $  6,633,876.54   $  5,967,322.04
 9/30/1997              $  6,666,847.49   $  6,997,412.97   $  6,274,639.13
10/31/1997              $  6,403,507.02   $  6,763,699.38   $  6,081,380.24
11/30/1997              $  6,551,428.03   $  7,076,858.66   $  6,280,241.38
12/31/1997              $  6,647,734.02   $  7,198,580.63   $  6,394,541.77
 1/31/1998              $  6,688,285.20   $  7,278,484.88   $  6,457,847.73
 2/28/1998              $  7,185,893.62   $  7,803,263.64   $  6,915,709.14
 3/31/1998              $  7,497,761.40   $  8,202,790.73   $  7,258,036.74
 4/30/1998              $  7,656,713.94   $  8,285,638.92   $  7,331,342.91
 5/31/1998              $  7,583,975.16   $  8,143,125.93   $  7,205,976.95
 6/30/1998              $  7,688,634.02   $  8,473,736.84   $  7,548,260.85
 7/31/1998              $  7,520,252.93   $  8,383,915.23   $  7,487,119.94
 8/31/1998              $  6,320,020.56   $  7,171,601.09   $  6,366,298.08
 9/30/1998              $  6,829,414.22   $  7,631,300.72   $  6,682,703.10
10/31/1998              $  7,338,888.52   $  8,251,725.47   $  7,183,905.83
11/30/1998              $  7,912,055.72   $  8,751,780.03   $  7,611,348.23
12/31/1998              $  8,294,999.21   $  9,255,882.56   $  8,116,741.75
 1/31/1999              $  8,545,508.19   $  9,642,778.45   $  8,400,827.71
 2/28/1999              $  8,205,396.96   $  9,342,888.04   $  8,141,242.14
 3/31/1999              $  8,575,460.37   $  9,716,603.57   $  8,468,520.07
 4/30/1999              $  9,094,275.72   $ 10,092,636.12   $  8,695,476.41
 5/31/1999              $  8,998,785.82   $  9,854,449.91   $  8,465,046.28
 6/30/1999              $  9,518,915.64   $ 10,401,371.88   $  8,937,395.86
 7/31/1999              $  9,154,341.17   $ 10,076,849.08   $  8,675,530.17
 8/31/1999              $  8,927,313.51   $ 10,026,464.83   $  8,587,039.76
 9/30/1999              $  8,555,937.27   $  9,751,739.70   $  8,354,330.98
10/31/1999              $  8,927,264.95   $ 10,369,024.82   $  8,866,451.47
11/30/1999              $  9,148,661.12   $ 10,579,516.02   $  9,083,679.53
12/31/1999              $  9,529,245.42   $ 11,202,649.52   $  9,687,744.22
 1/31/2000              $  9,132,828.81   $ 10,640,276.51   $  9,296,359.35
 2/29/2000              $  8,901,768.24   $ 10,439,175.28   $  9,293,570.45
 3/31/2000              $  9,874,731.51   $ 11,460,126.63   $ 10,101,181.72
 4/30/2000              $  9,420,493.86   $ 11,115,176.82   $  9,770,873.08
 5/31/2000              $  9,218,895.29   $ 10,887,315.69   $  9,521,715.81
 6/30/2000              $  9,441,992.56   $ 11,155,143.66   $  9,870,210.61
 7/31/2000              $  9,420,275.98   $ 10,981,123.42   $  9,716,235.33
 8/31/2000              $ 10,113,608.29   $ 11,663,051.18   $ 10,386,655.56
 9/30/2000              $  9,672,654.97   $ 11,047,242.08   $  9,834,085.49
10/31/2000              $  9,672,654.97   $ 11,000,843.66   $  9,720,010.09
11/30/2000              $  8,805,985.08   $ 10,133,977.18   $  8,864,649.21
12/31/2000              $  8,921,343.49   $ 10,183,633.67   $  8,972,797.93
 1/31/2001              $  9,353,136.51   $ 10,545,152.66   $  9,226,728.11
 2/28/2001              $  8,381,345.63   $  9,583,434.74   $  8,367,719.72
 3/31/2001              $  7,772,021.80   $  8,975,844.98   $  7,853,941.73
 4/30/2001              $  8,481,607.39   $  9,673,268.13   $  8,450,841.30
 5/31/2001              $  8,574,056.91   $  9,738,079.03   $  8,498,166.01
 6/30/2001              $  8,404,290.59   $  9,501,443.71   $  8,272,114.80
 7/31/2001              $  8,342,939.26   $  9,408,329.56   $  8,152,169.13
 8/31/2001              $  7,802,316.80   $  8,819,368.13   $  7,672,006.37
 9/30/2001              $  7,084,503.65   $  8,107,645.12   $  7,089,701.09
10/31/2001              $  7,284,995.11   $  8,262,501.14   $  7,257,018.03
11/30/2001              $  7,963,956.65   $  8,896,234.98   $  7,732,352.71
12/31/2001              $  8,090,583.56   $  8,974,521.85   $  7,819,728.30
 1/31/2002              $  7,811,458.43   $  8,843,493.83   $  7,696,176.59
 2/28/2002              $  7,578,676.97   $  8,672,814.40   $  7,566,880.83
 3/31/2002              $  7,938,664.12   $  8,998,912.22   $  7,824,154.77
 4/30/2002              $  7,371,843.51   $  8,453,578.14   $  7,414,951.48
 5/31/2002              $  7,270,849.25   $  8,391,021.66   $  7,360,822.33
 6/30/2002              $  6,685,545.89   $  7,793,580.92   $  6,852,189.51
 7/31/2002              $  6,149,365.11   $  7,185,681.61   $  6,343,071.83
 8/31/2002              $  6,188,106.11   $  7,233,107.11   $  6,395,085.02
 9/30/2002              $  5,477,711.52   $  6,446,868.36   $  5,774,122.26
10/31/2002              $  5,890,730.97   $  7,014,192.78   $  6,222,771.56
11/30/2002              $  6,334,892.09   $  7,427,328.74   $  6,500,929.45
12/31/2002              $  5,945,929.71   $  6,991,344.54   $  6,158,330.47
 1/31/2003              $  5,789,551.76   $  6,808,171.31   $  5,996,982.21
 2/28/2003              $  5,703,866.40   $  6,706,048.74   $  5,917,222.35
 3/31/2003              $  5,788,283.62   $  6,771,097.41   $  5,966,927.02
 4/30/2003              $  6,320,805.71   $  7,329,035.84   $  6,406,689.54
 5/31/2003              $  6,751,884.66   $  7,715,276.03   $  6,717,413.98
 6/30/2003              $  6,837,197.00   $  7,814,032.00   $  6,783,916.00

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 9/17/93.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional U.S. Equity Fund, which are similar to the expenses of the Institutional Shares. The returns presented prior to 9/17/93 are based on the historical expenses of the J.P. Morgan U.S. Equity Fund which are higher than the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Equity Fund, which are similar to the expenses of the Select Shares.

Returns for the Class A, Class B, and Class C Shares prior to 9/10/01 (offering date of the Class A, Class B, and Class C Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Equity Fund-Advisor Series, which are similar to the expenses of the Class A Shares, but are lower than Class B and C Shares. The returns presented prior to 9/15/00 are based on the historical expenses of the J.P. Morgan U.S. Equity Fund which are lower than the expenses of the Class A, Class B, and Class C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from June 30, 1993 to June 30, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN DISCIPLINED EQUITY FUND

PORTFOLIO OF INVESTMENTS             AS OF JUNE 30, 2003             (Unaudited)
(Amounts in thousands)

SHARES       ISSUER                                               VALUE
-----------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.0%

             COMMON STOCKS -- 98.0%

             AEROSPACE -- 2.1%
         3   Goodrich Corp.                                  $       59
        42   Lockheed Martin Corp.                                2,007
        33   Northrop Grumman Corp.                               2,865
       121   Raytheon Co.                                         3,977
        58   The Boeing Co.                                       1,991
       138   United Technologies Corp.                            9,746
             ----------------------------------------------------------
                                                                 20,645
             ----------------------------------------------------------

             AGRICULTURAL PRODUCTION/SERVICES -- 0.4%
       196   Monsanto Co.                                         4,250

             APPAREL -- 1.2%
       143   Jones Apparel Group, Inc.*                           4,184
       135   Nike, Inc., Class B                                  7,243
             ----------------------------------------------------------
                                                                 11,427
             ----------------------------------------------------------

             AUTOMOTIVE -- 0.9%
         6   Dana Corp.                                              71
        28   Ford Motor Co.                                         308
         1   General Motors Corp.                                    18
        67   Harley-Davidson, Inc.                                2,655
        45   Johnson Controls, Inc.                               3,877
        48   Lear Corp.*                                          2,186
             ----------------------------------------------------------
                                                                  9,115
             ----------------------------------------------------------

             BANKING -- 5.1%
        37   Bank of America Corp.                                2,956
         1   City National Corp.                                     49
         2   Compass Bancshares, Inc.                                70
        62   GreenPoint Financial Corp.                           3,174
        43   Hibernia Corp., Class A                                775
       131   Mellon Financial Corp.                               3,632
        48   National Commerce Financial Corp.                    1,054
        44   North Fork Bancorporation, Inc.                      1,488
        59   SouthTrust Corp.                                     1,591
       110   SunTrust Banks, Inc.                                 6,516
       610   U.S. Bancorp                                        14,952
       282   Wachovia Corp.                                      11,257
        17   Wells Fargo & Co.                                      847
             ----------------------------------------------------------
                                                                 48,361
             ----------------------------------------------------------

             BIOTECHNOLOGY -- 1.5%
       149   Amgen, Inc.*                                    $    9,873
        32   Gilead Sciences, Inc.*                               1,751
        31   Human Genome Sciences, Inc.*                           399
        76   MedImmune, Inc.*                                     2,768
             ----------------------------------------------------------
                                                                 14,791
             ----------------------------------------------------------

             BUSINESS SERVICES -- 1.5%
         4   BearingPoint, Inc.*                                     37
       119   Cendant Corp.*                                       2,171
        21   Cintas Corp.                                           734
        61   Computer Sciences Corp.*                             2,306
        44   Concord EFS, Inc.*                                     645
       219   First Data Corp.                                     9,074
         1   Moody's Corp.                                           32
             ----------------------------------------------------------
                                                                 14,999
             ----------------------------------------------------------

             CHEMICALS -- 0.9%
        86   Air Products & Chemicals, Inc.                       3,561
        77   Eastman Chemical Co.                                 2,432
        49   Praxair, Inc.                                        2,957
             ----------------------------------------------------------
                                                                  8,950
             ----------------------------------------------------------

             COMPUTER NETWORKS -- 1.9%
     1,042   Cisco Systems, Inc.*                                17,396
       100   Juniper Networks, Inc.*                              1,232
             ----------------------------------------------------------
                                                                 18,628
             ----------------------------------------------------------

             COMPUTER SOFTWARE -- 4.3%
        11   Affiliated Computer Services, Inc., Class A*           494
        32   Electronic Arts, Inc.*                               2,331
     1,313   Microsoft Corp.                                     33,616
       184   Oracle Corp.*                                        2,216
       306   Siebel Systems, Inc.*                                2,920
             ----------------------------------------------------------
                                                                 41,577
             ----------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 3.9%
       328   Dell Computer Corp.*                                10,467
       281   EMC Corp.*                                           2,945
       158   Hewlett-Packard Co.                                  3,368
       196   International Business Machines Corp.               16,178

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                               VALUE
-----------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             COMPUTERS/COMPUTER HARDWARE -- CONTINUED
        67   NCR Corp.*                                      $    1,727
       743   Sun Microsystems, Inc.*                              3,418
             ----------------------------------------------------------
                                                                 38,103
             ----------------------------------------------------------

             CONSTRUCTION MATERIALS -- 0.3%
       136   Masco Corp.                                          3,244

             CONSUMER PRODUCTS -- 4.8%
       313   Altria Group, Inc.                                  14,209
        13   Black & Decker Corp.                                   565
        18   Fortune Brands, Inc.                                   924
       248   Procter & Gamble Co.                                22,099
       254   The Gillette Co.                                     8,092
             ----------------------------------------------------------
                                                                 45,889
             ----------------------------------------------------------

             DIVERSIFIED -- 3.9%
     1,010   General Electric Co.                                28,979
       443   Tyco International LTD (Bermuda)                     8,404
             ----------------------------------------------------------
                                                                 37,383
             ----------------------------------------------------------

             ENTERTAINMENT/LEISURE -- 0.3%
        99   Carnival Corp.                                       3,215

             ENVIRONMENTAL SERVICES -- 0.5%
       207   Waste Management, Inc.                               4,996

             FINANCIAL SERVICES -- 10.1%
       192   Capital One Financial Corp.                          9,452
        80   CIT Group, Inc.                                      1,977
       772   Citigroup, Inc.                                     33,041
       141   Countrywide Financial Corp.                          9,775
       185   E*TRADE Group, Inc.*                                 1,575
       118   Fannie Mae                                           7,931
       173   Freddie Mac                                          8,804
         0^^ Golden West Financial Corp.                              8
        72   Goldman Sachs Group, Inc.                            6,022
        26   MBNA Corp.                                             546
        18   Merrill Lynch & Co., Inc.                              831
       301   Morgan Stanley                                      12,880
       105   Washington Mutual, Inc.                              4,332
             ----------------------------------------------------------
                                                                 97,174
             ----------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 3.4%
        78   Archer Daniele Midland Co.                      $    1,004
        19   Kellogg Co.                                            663
        53   Kraft Foods, Inc., Class A                           1,738
       138   PepsiCo, Inc.                                        6,119
        57   Sysco Corp.                                          1,706
       476   The Coca-Cola Co.                                   22,101
             ----------------------------------------------------------
                                                                 33,331
             ----------------------------------------------------------

             HEALTH CARE/HEALTH CARE SERVICES -- 4.4%
       125   Aetna, Inc.                                          7,501
        91   Anthem, Inc.*                                        7,036
        59   Bakler International, Inc.                           1,537
         4   Becton, Dickinson & Co.                                136
       148   CIGNA Corp.                                          6,933
       262   Guidant Corp.                                       11,621
        57   Medtronic, Inc.                                      2,729
        58   SL Jude Medical, Inc.*                               3,324
        13   Tanel Healthcare Corp.*                                154
        14   UnitedHealth Group, Inc.                               719
         7   WellPoint Health Networks, Inc.*                       556
             ----------------------------------------------------------
                                                                 42,246
             ----------------------------------------------------------

             INDUSTRIAL COMPONENTS -- 0.0%^
        10   SPX Corp.*                                             445

             INSURANCE -- 3.8%
        12   APLAC, Inc.+                                           372
       106   AMBAC Financial Group, Inc.                          7,002
       108   American International Group, Inc.                   5,932
       175   AON Corp.                                            4,219
        11   Hartford Financial Services Group, Inc.                529
        95   MBIA, Inc.                                           4,651
        18   Protective Life Corp.                                  490
       195   The Allstate Corp.                                   6,948
        43   Torchmark Corp.                                      1,594
       330   Travelers Property Casually Corp., Class A           5,241
             ----------------------------------------------------------
                                                                 36,978
             ----------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 0.7%
        66   eBay, Inc.*                                          6,865

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                               VALUE
-----------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             MACHINERY & ENGINEERING EQUIPMENT -- 0.4%
        77   Ingersoll-Rand Co., LTD (Bermuda), Class A      $    3,629

             MANUFACTURING -- 1.0%
        28   3M Co.                                               3,599
        11   Cooper Industries LTD, Class A                         471
         6   Eaton Corp.                                            448
       200   Honeywell International, Inc.                        5,372
             ----------------------------------------------------------
                                                                  9,890
             ----------------------------------------------------------

             METALS/MINING -- 0.8%
       290   Alcoa, Inc.                                          7,385

             MULTI-MEDIA -- 4.3%
       440   AOL Time Warner, Inc.*                               7,072
        87   Comcast Corp., Class A*                              2,614
       210   Comcast Corp., Special Class A*                      6,054
        49   Fox Entertainment Group, Inc., Class A*              1,402
         1   Knight Ridder, Inc.                                     48
        81   Liberty Media Corp., Class A*                          936
        25   The E.W. Scripps Co., Class A                        2,236
        99   The Walt Disney Co.                                  1,947
        83   Tribune Co.                                          4,019
       352   Viacom, Inc., Class B*                              15,346
             ----------------------------------------------------------
                                                                 41,674
             ----------------------------------------------------------

             OFFICE/BUSINESS EQUIPMENT -- 0.1%
        18   Pitney Bowes, Inc.                                     688

             OIL & GAS -- 5.9%
       110   Anadarko Petroleum Corp.                             4,892
        94   Baker Hughes, Inc.                                   3,162
       103   ChevronTexaco Corp.                                  7,429
       189   ConocoPhillips                                      10,357
        67   Cooper Cameron Corp.*                                3,365
        32   Devon Energy Corp.                                   1,693
        19   Diamond Offshore Drilling, Inc.                        390
        10   ENSCO International, Inc.                              280
       534   Exxon Mobil Corp.                                   19,169
       130   Rowan Companies, Inc.*                               2,901
        61   Transocean, Inc.*                                    1,345
        22   Valero Energy Corp.                                    788
             ----------------------------------------------------------
                                                                 55,771
             ----------------------------------------------------------

             PACKAGING -- 0.0%^
        32   Smurfit-Stone Container Corp.*                  $      417

             PAPER/FOREST PRODUCTS -- 0.2%
        36   Bowater, Inc.                                        1,344
        56   Georgia-Pacific Corp.                                1,069
             ----------------------------------------------------------
                                                                  2,413
             ----------------------------------------------------------

             PHARMACEUTICALS -- 9.6%
       165   Abbott Laboratories                                  7,199
       301   Bristol-Myers Squibb Co.                             8,183
       152   Eli Lilly & Co.                                     10,449
       134   Forest Laboratories, Inc.*                           7,320
       147   Johnson & Johnson                                    7,595
       258   Merck & Co., Inc.                                   15,633
       776   Pfizer, Inc.                                        26,496
         2   Watson Pharmaceuticals, Inc.*                           89
       201   Wyeth                                                9,160
             ----------------------------------------------------------
                                                                 92,124
             ----------------------------------------------------------

             PHOTOGRAPHIC EQUIPMENT -- 0.1%
        20   Eastman Kodak Co.                                      547

             PIPELINES -- 0.1%
       176   Dynegy, Inc., Class A*                                 737
        83   El Paso Corp.                                          667
             ----------------------------------------------------------
                                                                  1,404
             ----------------------------------------------------------

             PRINTING & PUBLISHING -- 0.1%
        13   The McGraw-Hill Companies, Inc.                        787

             REAL ESTATE INVESTMENT TRUST -- 0.4%
        26   CarrAmerica Realty Corp.                               720
         6   Developers Diversified Realty Corp.                    156
        11   Equity Office Properties Trust                         292
         9   Highwoods Properties, Inc.                             207
        40   ProLogis                                             1,088
        11   The Mills Corp.                                        369
        18   The Rouse Co.                                          674
             ----------------------------------------------------------
                                                                  3,506
             ----------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                               VALUE
-----------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             RESTAURANTS/FOOD SERVICES -- 0.5%
        21   McDonald's Corp.                                $      472
        19   Wendy's International, Inc.                            562
       145   Yum! Brands, Inc.*                                   4,274
             ----------------------------------------------------------
                                                                  5,308
             ----------------------------------------------------------

             RETAILING -- 6.8%
       126   Abercrombie & Fitch Co., Class A*                    3,585
        63   Bed Bath & Beyond, Inc.*                             2,433
       217   CVS Corp.                                            6,083
        48   Family Dollar Stores                                 1,827
       363   Home Depot, Inc.                                    12,032
        89   Kohl's Corp.*                                        4,547
        17   Kroger Co.*                                            284
        99   Lowe's Companies, Inc.                               4,239
       180   Target Corp.                                         6,815
       112   The Gap, Inc.                                        2,103
       367   Wal-Mart Stores, Inc.                               19,691
        56   Walgreen Co.                                         1,674
             ----------------------------------------------------------
                                                                 65,313
             ----------------------------------------------------------

             SEMI-CONDUCTORS -- 3.0%
       237   Altera Corp.*                                        3,879
        63   Analog Devices, Inc.*                                2,176
       136   Applied Materials, Inc.*                             2,162
       629   Intel Corp.                                         13,079
         8   Intersil Corp., Class A*                               210
        78   Maxim Integrated Products, Inc.                      2,667
        34   Novellus Systems, Inc.*                              1,260
        25   QLogic Corp.*                                        1,223
       112   Xilinx, Inc.*                                        2,822
             ----------------------------------------------------------
                                                                 29,478
             ----------------------------------------------------------

             SHIPPING/TRANSPORTATION -- 1.3%
        60   Burlington Northern Santa Fe Corp.                   1,709
        34   CSX Corp.                                            1,029
        95   FedEx Corp.                                          5,894
        25   Norfolk Southern Corp.                                 480
        29   Union Pacific Corp.                                  1,665
        34   United Parcel Service, Inc., Class B                 2,191
             ----------------------------------------------------------
                                                                 12,968
             ----------------------------------------------------------

             STEEL -- 0.2%
       130   United States Steel Corp.                       $    2,122

             TELECOMMUNICATIONS -- 3.7%
       405   AT&T Wireless Services, Inc.*                        3,321
        88   BellSouth Corp.                                      2,349
        13   Nextel Communications, Inc., Class A*                  237
       139   Qwest Communications International, Inc.*              665
       319   SBC Communications, Inc.                             8,140
         7   Sprint Corp. -- FON Group                               95
       178   Sprint Corp. -- PCS Group*                           1,024
       515   Verizon Communications, Inc.                        20,301
             ----------------------------------------------------------
                                                                 36,132
             ----------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT -- 0.6%
       600   Lucent Technologies, Inc.*                           1,219
        13   Motorola, Inc.                                         120
       138   QUALCOMM, Inc.                                       4,936
             ----------------------------------------------------------
                                                                  6,275
             ----------------------------------------------------------

             TOYS & GAMES -- 0.2%
         2   Hasbro, Inc.                                            26
        89   Mattel, Inc.                                         1,692
             ----------------------------------------------------------
                                                                  1,718
             ----------------------------------------------------------

             UTILITIES -- 2.8%
        81   American Electric Power Co., Inc.                    2,410
        15   Dominion Resources, Inc.                               990
        74   DTE Energy Co.                                       2,871
       223   Edison International*                                3,666
        25   FirstEnergy Corp.                                      954
         8   Pepco Holdings, Inc.                                   161
       284   PG&E Corp.*                                          6,013
        93   Pinnacle West Capital Corp.                          3,479
        21   Progress Energy, Inc.                                  926
        28   Public Service Enterprise Group, Inc.                1,200
        19   SCANA Corp.                                            648
       274   Xcel Energy, Inc.                                    4,116
             ----------------------------------------------------------
                                                                 27,434
             ----------------------------------------------------------
             Total Common Stocks                                949,595
             (Cost $805,394)
             ----------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT       ISSUER                                               VALUE
-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.0%

             U.S. TREASURY SECURITIES -- 0.2%
             U.S. Treasury Notes & Bonds,
$    1,200   3.00%, 11/30/03@+                               $    1,210
       350   3.00%, 02/29/04@+                                      355
             Total U.S. Treasury Securities                       1,565
             (Cost $1,563)
             ----------------------------------------------------------

SHARES       ISSUER                                               VALUE
-----------------------------------------------------------------------
             MONEY MARKET FUND -- 1.8%
    17,293   JPMorgan Prime Money Market Fund (a)+           $   17,293
             (Cost $17,293)
             Total Short-Term Investments                        18,858
             (Cost $18,856)
             Total Investments -- 100.0%                     $  968,453
             (Cost $824,250)
             ----------------------------------------------------------

FUTURE CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                 NOTIONAL       UNREALIZED
                                                                 VALUE AT     APPRECIATION
NUMBER OF                                                         6/30/03   (DEPRECIATION)
CONTRACTS    DESCRIPTION                      EXPIRATION DATE       (USD)            (USD)
------------------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
77           S & P 500 Index                  September, 2003    $ 18,736    $       (441)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN DISCIPLINED EQUITY VALUE

PORTFOLIO OF INVESTMENTS             AS OF JUNE 30, 2003             (Unaudited)
(Amounts in thousands)

SHARES       ISSUER                                               VALUE
-----------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.7%

             COMMON STOCKS -- 99.7%

             AEROSPACE -- 2.7%
         0^^ Goodrich Corp.                                  $        2
         2   Lockheed Martin Corp.                                   71
         1   Northrop Grumman Corp.                                  95
         9   Raytheon Co.                                           280
         1   The Boeing Co.                                          38
         3   United Technologies Corp.                              212
             ----------------------------------------------------------
                                                                    698
             ----------------------------------------------------------

             AGRICULTURAL PRODUCTION/SERVICES -- 0.6%
         7   Monsanto Co.                                           147

             APPAREL -- 1.2%
         4   Jones Apparel Group, Inc.*                             102
         4   Nike, Inc., Class B                                    214
             ----------------------------------------------------------
                                                                    316
             ----------------------------------------------------------

             AUTOMOTIVE -- 1.6%
         0^^ Dana Corp.                                               2
         4   Delphi Corp.                                            36
         7   Ford Motor Co.                                          75
         1   General Motors Corp.                                    32
         0^^ Harley-Davidson, Inc.                                   12
         2   Johnson Controls, Inc.                                 172
         2   Lear Corp.*                                             78
             ----------------------------------------------------------
                                                                    407
             ----------------------------------------------------------

             BANKING -- 12.6%
         3   AmSouth Bancorp                                         63
         0^^ Astoria Financial Corp.                                  8
         6   Bank of America Corp.                                  443
         4   Bank One Corp.                                         138
         1   City National Corp.                                     27
         1   Compass Bancshares, Inc.                                49
         2   First Tennessee National Corp.                          66
         1   FirstMerit Corp.                                        25
         2   FleetBoston Financial Corp.                             56
         3   GreenPoint Financial Corp.                             173
         4   Hibernia Corp., Class A                                 73
         2   Marshall & Ilsley Corp.                                 49
         4   Mellon Financial Corp.                                 111
         2   National Commerce Financial Corp.                       53
         4   North Fork Bancorporation, Inc.                        126
         3   PNC Financial Services Group, Inc.              $      132
         6   SouthTrust Corp.                                       160
         5   SunTrust Banks, Inc.                                   273
        21   U.S. Bancorp                                           524
        12   Wachovia Corp.                                         460
         4   Wells Fargo & Co.                                      197
             ----------------------------------------------------------
                                                                  3,206
             ----------------------------------------------------------

             BIOTECHNOLOGY -- 0.2%
         0^^ Gilead Sciences, Inc.*                                  17
         1   Human Genome Sciences, Inc.*                            18
         1   MedImmune, Inc.*                                        25
             ----------------------------------------------------------
                                                                     60
             ----------------------------------------------------------

             BROADCASTING/CABLE -- 0.1%
         1   Cox Communications, Inc., Class A*                      29

             BUSINESS SERVICES -- 1.0%
         1   BearingPoint, Inc.*                                     13
         6   Cendant Corp.*                                         112
         1   Computer Sciences Corp.*                                53
         2   First Data Corp.                                        66
             ----------------------------------------------------------
                                                                    244
             ----------------------------------------------------------

             CHEMICALS -- 2.2%
         4   Air Products & Chemicals, Inc.                         166
         2   Eastman Chemical Co.                                    76
         1   PPG Industries, Inc.                                    66
         3   Praxair, Inc.                                          187
         2   Rohm & Haas Co.                                         59
             ----------------------------------------------------------
                                                                    554
             ----------------------------------------------------------

             COMPUTER NETWORKS -- 0.6%
         9   Cisco Systems, Inc.*                                   144
         2   Juniper Networks, Inc.*                                 21
             ----------------------------------------------------------
                                                                    165
             ----------------------------------------------------------

             COMPUTER SOFTWARE -- 0.4%
         1   Electronic Arts, Inc.* (l)                              44
         1   Microsoft Corp.                                         26
         4   Siebel Systems, Inc.* (l)                               34
             ----------------------------------------------------------
                                                                    104
             ----------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                               VALUE
-----------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             COMPUTERS/COMPUTER HARDWARE -- 3.4%
         2   Dell Computer Corp.*                            $       54
         2   EMC Corp.*                                              18
        12   Hewlett-Packard Co.                                    245
         5   International Business Machines Corp.                  404
         2   NCR Corp.*                                              56
        21   Sun Microsystems, Inc.*                                 95
             ----------------------------------------------------------
                                                                    872
             ----------------------------------------------------------

             CONSTRUCTION MATERIALS -- 0.3%
         0^^ American Standard Companies, Inc.*                       7
         3   Masco Corp.                                             81
             ----------------------------------------------------------
                                                                     88
             ----------------------------------------------------------

             CONSUMER PRODUCTS -- 4.3%
        11   Altria Group, Inc.                                     496
         0^^ Black & Decker Corp.                                    17
         1   Fortune Brands, Inc.                                    47
         0^^ Newell Rubbermaid, Inc.                                  8
         4   Procter & Gamble Co.                                   393
         4   The Gillette Co.                                       140
             ----------------------------------------------------------
                                                                  1,101
             ----------------------------------------------------------

             DIVERSIFIED -- 0.5%
         6   Tyco International LTD (Bermuda)                       116

             ENTERTAINMENT/LEISURE -- 0.1%
         1   Harrah's Entertainment, Inc.*                           28

             ENVIRONMENTAL SERVICES -- 0.5%
         6   Waste Management, Inc.                                 137

             FINANCIAL SERVICES -- 13.8%
         4   Capital One Financial Corp. (l)                        211
         3   CIT Group, Inc.                                         84
        30   Citigroup, Inc.                                      1,293
         4   Countrywide Financial Corp.                            306
         7   E*TRADE Group, Inc.*                                    57
         0^^ Fannie Mae                                               7
         4   Freddie Mac                                            213
         1   Golden West Financial Corp.                             40
         3   Goldman Sachs Group, Inc.                       $      268
         3   MBNA Corp.                                              56
         4   Merrill Lynch & Co., Inc.                              187
        12   Morgan Stanley                                         504
         6   Washington Mutual, Inc.                                260
                                                                  3,486

             FOOD/BEVERAGE PRODUCTS -- 2.6%
         3   Archer Daniels Midland Co.                              44
         0^^ H.J. Heinz Co.                                          10
         0^^ Hershey Foods Corp.                                      7
         3   Kellogg Co.                                             86
         2   Kraft Foods, Inc., Class A                              68
         3   Sysco Corp.                                             90
         8   The Coca-Cola Co.                                      348
             ----------------------------------------------------------
                                                                    653
             ----------------------------------------------------------

             HEALTH CARE/HEALTH CARE SERVICES -- 1.9%
         3   Aetna, Inc.                                            157
         1   Anthem, Inc.*                                           39
         5   CIGNA Corp.                                            210
         2   Guidant Corp.                                           67
             ----------------------------------------------------------
                                                                    473
             ----------------------------------------------------------

             HOTELS/OTHER LODGING -- 0.0%^
         0^^ Marriott International, Inc., Class A                    4

             INDUSTRIAL COMPONENTS -- 0.1%
         0^^ SPX Corp.*                                              18

             INSURANCE -- 5.1%
         3   AMBAC Financial Group, Inc.                            192
         2   American International Group, Inc.                      88
         6   AON Corp.                                              142
         2   Hartford Financial Services Group, Inc.                111
         0^^ Jefferson-Pilot Corp.                                    4
         1   John Hancock Financial Services, Inc.                   25
         4   MBIA, Inc.                                             171
         1   Protective Life Corp.                                   29
         1   SAFECO Corp.                                            18
         7   The Allstate Corp.                                     252

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                               VALUE
-----------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             INSURANCE -- CONTINUED
         2   Torchmark Corp.                                 $       67
        10   Travelers Property Casualty Corp., Class A             156
         0^^ Travelers Property Casualty Corp., Class B               3
         3   UnumProvident Corp.                                     34
             ----------------------------------------------------------
                                                                  1,292
             ----------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 0.0%^
         0^^ eBay, Inc.*                                             10

             MACHINERY & ENGINEERING EQUIPMENT -- 0.5%
         1   Deere & Co.                                             59
         1   Ingersoll-Rand Co., LTD (Bermuda), Class A              67
             ----------------------------------------------------------
                                                                    126
             ----------------------------------------------------------

             MANUFACTURING -- 1.2%
         2   Cooper Industries LTD, Class A                          66
         1   Eaton Corp.                                             55
         6   Honeywell International, Inc.                          161
         0^^ ITT Industries, Inc.                                    26
             ----------------------------------------------------------
                                                                    308
             ----------------------------------------------------------

             METALS/MINING -- 0.8%
         8   Alcoa, Inc.                                            209

             MULTI-MEDIA -- 5.9%
        22   AOL Time Warner, Inc.*                                 356
         8   Comcast Corp., Special Class A*                        234
         2   Fox Entertainment Group, Inc., Class A*                 49
         1   Gannett Co., Inc.                                       61
         0^^ Knight Ridder, Inc.                                     21
        11   Liberty Media Corp., Class A*                          128
         1   The E.W. Scripps Co., Class A                           62
         7   The Walt Disney Co.                                    134
         2   Tribune Co.                                            106
         8   Viacom, Inc., Class B*                                 363
             ----------------------------------------------------------
                                                                  1,514
             ----------------------------------------------------------

             OFFICE/BUSINESS EQUIPMENT -- 0.1%
         1   Pitney Bowes, Inc.                                      23

             OIL & GAS -- 10.1%
         5   Anadarko Petroleum Corp.                        $      236
         6   ChevronTexaco Corp.                                    412
         7   ConocoPhillips                                         395
         1   Cooper Cameron Corp.*                                   60
         4   Devon Energy Corp.                                     230
         0^^ Diamond Offshore Drilling, Inc. (l)                      8
         0^^ ENSCO International, Inc.                                3
        31   Exxon Mobil Corp.                                    1,102
         3   Rowan Companies, Inc.*                                  65
         1   Transocean, Inc.*                                       13
         2   Valero Energy Corp.                                     58
             ----------------------------------------------------------
                                                                  2,582
             ----------------------------------------------------------

             PACKAGING -- 0.0%^
         1   Smurfit-Stone Container Corp.*                          10

             PAPER/FOREST PRODUCTS -- 0.9%
         2   Bowater, Inc.                                           78
         2   Georgia-Pacific Corp.                                   42
         1   Temple-Inland, Inc.                                     39
         1   Weyerhaeuser Co.                                        59
             ----------------------------------------------------------
                                                                    218
             ----------------------------------------------------------

             PHARMACEUTICALS -- 3.0%
         8   Bristol-Myers Squibb Co.                               220
         0^^ Eli Lilly & Co.                                         21
         1   Forest Laboratories, Inc.*                              55
         5   Merck & Co., Inc.                                      315
         5   Schering-Plough Corp.                                   87
         1   Watson Pharmaceuticals, Inc.*                           24
         1   Wyeth                                                   32
             ----------------------------------------------------------
                                                                    754
             ----------------------------------------------------------

             PIPELINES -- 0.3%
         9   Dynegy, Inc., Class A*                                  37
         4   El Paso Corp.                                           35
             ----------------------------------------------------------
                                                                     72
             ----------------------------------------------------------

             PRINTING & PUBLISHING -- 0.0%^
         0^^ The McGraw-Hill Companies, Inc.                          6

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                               VALUE
-----------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             REAL ESTATE INVESTMENT TRUST -- 2.4%
         1   Archstone-Smith Trust                           $       19
         1   Arden Realty, Inc.                                      23
         1   Camden Property Trust                                   17
         1   CarrAmerica Realty Corp.                                31
         0^^ Chelsea Property Group, Inc.                            16
         1   Developers Diversified Realty Corp.                     28
         2   Duke Realty Corp.                                       50
         7   Equity Office Properties Trust                         181
         1   Equity Residential                                      29
         1   General Growth Properties, Inc.                         69
         1   Highwoods Properties, Inc.                              13
         2   ProLogis                                                66
         1   The Rouse Co.                                           50
         1   United Dominion Realty Trust, Inc.                      24
             ----------------------------------------------------------
                                                                    616
             ----------------------------------------------------------

             RESTAURANTS/FOOD SERVICES -- 0.9%
         4   McDonald's Corp.                                        97
         1   Wendy's International, Inc.                             17
         4   Yum! Brands, Inc.*                                     128
             ----------------------------------------------------------
                                                                    242
             ----------------------------------------------------------

             RETAILING -- 1.8%
         3   Abercrombie & Fitch Co., Class A*                       82
         7   CVS Corp.                                              194
         1   Family Dollar Stores                                    19
         1   Federated Department Stores, Inc.                       26
         3   Home Depot, Inc.                                        83
         1   Kohl's Corp.*                                           51
         1   Kroger Co.*                                             15
             ----------------------------------------------------------
                                                                    470
             ----------------------------------------------------------

             SEMI-CONDUCTORS -- 0.5%
         5   Altera Corp.*                                           74
         1   QLogic Corp.*                                           43
         1   Xilinx, Inc.*                                           15
             ----------------------------------------------------------
                                                                    132
             ----------------------------------------------------------

             SHIPPING/TRANSPORTATION -- 1.2%
         2   Burlington Northern Santa Fe Corp.                      68
         1   CSX Corp.                                               39
         1   FedEx Corp.                                     $       68
         2   Norfolk Southern Corp.                                  42
         1   Union Pacific Corp.                                     82
             ----------------------------------------------------------
                                                                    299
             ----------------------------------------------------------

             STEEL -- 0.1%
         2   United States Steel Corp.                               38

             TELECOMMUNICATIONS -- 6.9%
        12   AT&T Wireless Services, Inc.*                           94
         9   BellSouth Corp.                                        226
         3   General Motors -- Hughes Electronics
             Corp., Class H*                                         35
         3   Qwest Communications International, Inc.*               12
        19   SBC Communications, Inc.                               480
         6   Sprint Corp. -- FON Group                               82
         2   Sprint Corp. -- PCS Group* (l)                           9
         1   Tellabs, Inc.*                                           7
        21   Verizon Communications, Inc.                           821
             ----------------------------------------------------------
                                                                  1,766
             ----------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT -- 0.5%
        21   Lucent Technologies, Inc.* (l)                          43
         6   Motorola, Inc.                                          55
         1   QUALCOMM, Inc.                                          18
             ----------------------------------------------------------
                                                                    116
             ----------------------------------------------------------

             TOYS & GAMES -- 0.3%
         1   Hasbro, Inc.                                            23
         4   Mattel, Inc.                                            66
             ----------------------------------------------------------
                                                                     89
             ----------------------------------------------------------

             UTILITIES -- 6.3%
         1   Ameren Corp.                                            49
         4   American Electric Power Co., Inc.                      131
         2   Constellation Energy Group, Inc.                        72
         3   Dominion Resources, Inc.                               185
         3   DTE Energy Co.                                         116
         7   Edison International*                                  115
         1   Entergy Corp.                                           69
         5   FirstEnergy Corp.                                      185

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                               VALUE
-----------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             UTILITIES -- CONTINUED
         2   NiSource, Inc.                                  $       42
         1   Pepco Holdings, Inc.                                    21
         8   PG&E Corp.*                                            163
         3   Pinnacle West Capital Corp.                             94
         2   PPL Corp.                                               65
         1   Progress Energy, Inc.                                   48
         3   Public Service Enterprise Group, Inc.                  106
         1   SCANA Corp.                                             24
         0^^ TXU Corp.                                                2
         9   Xcel Energy, Inc.                                      129
             ----------------------------------------------------------
                                                                  1,616
             ----------------------------------------------------------

             WHOLESALING -- 0.2%
         1   W.W. Grainger, Inc.                                     42
             ----------------------------------------------------------
             Total Common Stocks                                 25,456
             (Cost $23,154)
             ----------------------------------------------------------

SHORT-TERM INVESTMENT -- 0.3%

             MONEY MARKET FUND -- 0.3%
        82   JPMorgan Prime Money Market Fund (a)            $       82
             (Cost $82)
             ----------------------------------------------------------
             Total Investments -- 100.0%                     $   25,538
             (Cost $23,236)
             ----------------------------------------------------------

SHARES       COLLATERAL INVESTMENTS                               VALUE
-----------------------------------------------------------------------
             MONEY MARKET FUNDS (c)
       172   Merrill Lynch Premier Institution
             Money Market Fund                               $      172
       173   Reserve Primary Money Market Fund                      173
             ----------------------------------------------------------
                                                             $      345
             ----------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN EQUITY GROWTH FUND

PORTFOLIO OF INVESTMENTS             AS OF JUNE 30, 2003             (Unaudited)
(Amounts in thousands)

SHARES       ISSUER                                               VALUE
-----------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.6%

             COMMON STOCKS -- 99.6%

             BANKING -- 1.5%
        18   Fifth Third Bancorp                             $    1,032

             BIOTECHNOLOGY -- 5.5%
        33   Amgen, Inc.*                                         2,205
         3   Genentech, Inc.*                                       209
        13   Gilead Sciences, Inc.*                                 717
        10   IDEC Pharmaceuticals Corp.*                            337
         7   MedImmune, Inc.*                                       266
             ----------------------------------------------------------
                                                                  3,734
             ----------------------------------------------------------

             BUSINESS SERVICES -- 1.9%
        32   First Data Corp.                                     1,326

             COMPUTER NETWORKS -- 3.3%
       134   Cisco Systems, Inc.*                                 2,244

             COMPUTER SOFTWARE -- 8.8%
        10   Affiliated Computer Services, Inc., Class A*           457
       179   Microsoft Corp.                                      4,595
        78   Oracle Corp.*                                          942
             ----------------------------------------------------------
                                                                  5,994
             ----------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 5.4%
        50   Dell Computer Corp.*                                 1,598
        25   International Business Machines Corp.                2,063
             ----------------------------------------------------------
                                                                  3,661
             ----------------------------------------------------------

             CONSUMER PRODUCTS -- 5.3%
         6   Alberto-Culver Co., Class B                            296
        25   Colgate-Palmolive Co.                                1,449
        21   Procter & Gamble Co.                                 1,887
             ----------------------------------------------------------
                                                                  3,632
             ----------------------------------------------------------

             CONSUMER SERVICES -- 0.5%
         8   Weight Watchers International, Inc.*                   346

             DIVERSIFIED -- 5.8%
       137   General Electric Co.                                 3,926

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 1.0%
        14   Emerson Electric Co.                                   705

             FINANCIAL SERVICES -- 8.5%
        39   American Express Co.                            $    1,610
        23   Citigroup, Inc.                                        980
        23   Fannie Mae                                           1,551
        15   Goldman Sachs Group, Inc.                            1,256
         6   Legg Mason, Inc.                                       409
             ----------------------------------------------------------
                                                                  5,806
             ----------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 5.7%
        19   PepsiCo, Inc.                                          843
        50   The Coca-Cola Co.                                    2,321
        14   Unilever NV, N.Y. Registered Shares                    756
             (The Netherlands)
             ----------------------------------------------------------
                                                                  3,920
             ----------------------------------------------------------

             HEALTH CARE/HEALTH CARE SERVICES -- 3.3%
         9   Cardinal Health, Inc.                                  579
        34   Medtronic, Inc.                                      1,650
             ----------------------------------------------------------
                                                                  2,229
             ----------------------------------------------------------

             INSURANCE -- 2.6%
        17   AMBAC Financial Group, Inc.                          1,140
        12   American International Group, Inc.                     640
             ----------------------------------------------------------
                                                                  1,780
             ----------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 1.4%
        19   InterActiveCorp*                                       764
         4   Symantec Corp.*                                        184
             ----------------------------------------------------------
                                                                    948
             ----------------------------------------------------------

             MULTI-MEDIA -- 3.1%
        21   Comcast Corp., Special Class A*                        619
        24   The Walt Disney Co.                                    478
        24   Viacom, Inc., Class B*                               1,052
             ----------------------------------------------------------
                                                                  2,149
             ----------------------------------------------------------

             OIL & GAS -- 2.3%
        13   Anadarko Petroleum Corp.                               596
        10   Baker Hughes, Inc.                                     342
        17   Exxon Mobil Corp.                                      625
             ----------------------------------------------------------
                                                                  1,563
             ----------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                               VALUE
-----------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             PHARMACEUTICALS -- 17.8%
        40   Abbott Laboratories                             $    1,729
        12   Eli Lilly & Co.                                        838
         6   Forest Laboratories, Inc.*                             318
        51   Johnson & Johnson                                    2,621
        19   Merck & Co., Inc.                                    1,150
       115   Pfizer, Inc.                                         3,934
        14   Teva Pharmaceutical Industries LTD
             (Israel), ADR                                          786
        15   Wyeth                                                  683
             ----------------------------------------------------------
                                                                 12,059
             ----------------------------------------------------------

             RESTAURANTS/FOOD SERVICES -- 2.0%
        46   Yum! Brands, Inc.*                                   1,366

             RETAILING -- 6.4%
        17   Bed Bath & Beyond, Inc.*                               656
         6   Kohl's Corp.*                                          324
        64   Wal-Mart Stores, Inc.                                3,419
             ----------------------------------------------------------
                                                                  4,399
             ----------------------------------------------------------

             SEMI-CONDUCTORS -- 5.9%
        11   Altera Corp.*                                          175
       145   Intel Corp.                                          3,016
        26   Linear Technology Corp.                                831
             ----------------------------------------------------------
                                                                  4,022
             ----------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT -- 1.6%
        46   Nokia OYJ (Finland), ADR                               760
        10   QUALCOMM, Inc.                                         358
             ----------------------------------------------------------
                                                                  1,118
             ----------------------------------------------------------
             Total Common Stocks                                 67,959
             (Cost $74,397)
             ----------------------------------------------------------

SHORT-TERM INVESTMENT -- 0.4%

             MONEY MARKET FUND -- 0.4%
       275   JPMorgan Prime Money Market Fund (a)            $      275
             (Cost $275)
             ----------------------------------------------------------
             Total Investments -- 100.0%                     $   68,234
             (Cost $74,672)
             ----------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS             AS OF JUNE 30, 2003             (Unaudited)
(Amounts in thousands)

SHARES       ISSUER                                               VALUE
-----------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.1%

             COMMON STOCKS -- 99.1%

             AGRICULTURAL PRODUCTION/SERVICES -- 1.6%
        22   Monsanto Co.                                    $      483
        15   UST, Inc.                                              529
             ----------------------------------------------------------
                                                                  1,012
             ----------------------------------------------------------

             APPAREL -- 1.4%
        26   VF Corp.                                               887

             APPLIANCES & HOUSEHOLD DURABLES -- 0.5%
         6   Whirlpool Corp. (l)                                    350

             AUTOMOTIVE -- 1.1%
        22   Genuine Parts Co.                                      688

             BANKING -- 15.8%
        24   Bank of America Corp.                                1,889
        17   BB&T Corp.                                             593
        29   Compass Bancshares, Inc.                             1,013
        16   New York Community Bancorp, Inc.                       477
        20   North Fork Bancorporation, Inc.                        674
         4   PNC Financial Services Group, Inc.                     195
        38   SouthTrust Corp.                                     1,020
        21   SunTrust Banks, Inc.                                 1,240
        23   TCF Financial Corp.                                    896
        40   The Bank of New York Co., Inc.                       1,136
        50   U.S. Bancorp                                         1,223
             ----------------------------------------------------------
                                                                 10,356
             ----------------------------------------------------------

             BUSINESS SERVICES -- 1.5%
        21   Deluxe Corp.                                           945

             CHEMICALS -- 0.8%
        11   PPG Industries, Inc.                                   543

             COMPUTERS/COMPUTER HARDWARE -- 1.2%
        36   Hewlett-Packard Co.                                    757

             CONSTRUCTION MATERIALS -- 0.8%
        14   Vulcan Materials Co.                                   515

             CONSUMER PRODUCTS -- 2.8%
        27   Altria Group, Inc.                              $    1,227
        12   Fortune Brands, Inc.                                   611
             ----------------------------------------------------------
                                                                  1,838
             ----------------------------------------------------------

             DIVERSIFIED -- 1.2%
        28   General Electric Co.                                   792

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.7%
         9   Emerson Electric Co.                                   439

             FINANCIAL SERVICES -- 6.7%
        22   Charter One Financial, Inc.                            670
        47   Citigroup, Inc.                                      2,007
        18   Freddie Mac                                            914
        18   Washington Mutual, Inc.                                756
             ----------------------------------------------------------
                                                                  4,347
             ----------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 2.6%
        25   Kellogg Co.                                            866
        15   Kraft Foods, Inc., Class A                             488
        18   Sara Lee Corp.                                         339
             ----------------------------------------------------------
                                                                  1,693
             ----------------------------------------------------------

             INSURANCE -- 6.7%
        18   Chubb Corp.                                          1,062
        17   Hartford Financial Services Group, Inc.                861
        15   IPC Holdings LTD (Bermuda)                             496
        14   Marsh & McLennan Companies, Inc.                       710
        15   SAFECO Corp.                                           540
        19   The Allstate Corp.                                     663
             ----------------------------------------------------------
                                                                  4,332
             ----------------------------------------------------------

             MANUFACTURING -- 2.1%
        10   Cooper Industries LTD, Class A                         425
         4   Eaton Corp.                                            314
        23   Honeywell International, Inc.                          613
             ----------------------------------------------------------
                                                                  1,352
             ----------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                               VALUE
-----------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             OIL & GAS -- 11.9%
        28   ChevronTexaco Corp.                             $    2,023
        30   ConocoPhillips                                       1,633
        91   Exxon Mobil Corp.                                    3,261
        25   Questar Corp.                                          837
             ----------------------------------------------------------
                                                                  7,754
             ----------------------------------------------------------

             PAPER/FOREST PRODUCTS -- 1.4%
        20   Plum Creek Timber Co., Inc.                            517
        11   Rayonier, Inc.                                         371
             ----------------------------------------------------------
                                                                    888
             ----------------------------------------------------------

             PHARMACEUTICALS -- 3.2%
         5   Eli Lilly & Co.                                        352
        14   Merck & Co., Inc.                                      859
        13   Schering-Plough Corp.                                  243
        14   Wyeth                                                  638
             ----------------------------------------------------------
                                                                  2,092
             ----------------------------------------------------------

             REAL ESTATE -- 1.2%
        17   Brascan Corp. (Canada), Class A                        425
        18   Brookfield Properties Corp. (Canada)                   380
             ----------------------------------------------------------
                                                                    805
             ----------------------------------------------------------

             REAL ESTATE INVESTMENT TRUST -- 10.6%
         6   AMB Property Corp.                                     161
        16   Boston Properties, Inc.                                714
        19   Chelsea Property Group, Inc.                           777
        14   Cousins Properties, Inc.                               391
         9   iStar Financial, Inc.                                  329
        13   Kimco Realty Corp.                                     504
        16   Manufactured Home Communities, Inc.                    548
        40   ProLogis                                             1,102
        11   PS Business Parks, Inc.                                378
        19   Public Storage, Inc.                                   647
        18   Regency Centers Corp.                                  633
        22   Shurgard Storage Centers, Inc., Class A                711
             ----------------------------------------------------------
                                                                  6,895
             ----------------------------------------------------------

             RETAILING -- 0.9%
        27   The May Department Stores Co.                          597

             TELECOMMUNICATIONS -- 9.2%
        34   Alltel Corp.                                    $    1,649
        42   BellSouth Corp.                                      1,116
        55   SBC Communications, Inc.                             1,403
        46   Verizon Communications, Inc.                         1,799
             ----------------------------------------------------------
                                                                  5,967
             ----------------------------------------------------------

             UTILITIES -- 13.2%
        27   AGL Resources, Inc.                                    687
         8   Consolidated Edison, Inc.                              329
        16   Dominion Resources, Inc.                             1,034
        37   DPL, Inc.                                              595
        11   DTE Energy Co.                                         433
        26   Energy East Corp.                                      534
        11   Entergy Corp.                                          570
        15   FirstEnergy Corp.                                      561
        27   KeySpan Corp.                                          960
        17   Pepco Holdings, Inc.                                   326
        20   Pinnacle West Capital Corp.                            760
        13   PPL Corp.                                              559
        17   SCANA Corp.                                            576
        12   Sempra Energy                                          337
        14   Wisconsin Energy Corp.                                 412
             ----------------------------------------------------------
                                                                  8,673
             ----------------------------------------------------------
             Total Common Stocks                                 64,517
             (Cost $60,592)
             ----------------------------------------------------------

SHORT-TERM INVESTMENT -- 0.9%

             MONEY MARKET FUND -- 0.9%
       576   JPMorgan Prime Money Market Fund (a)                   576
             (Cost $576)
             ----------------------------------------------------------
             Total Investments -- 100.0%                     $   65,093
             (Cost $61,168)
             ----------------------------------------------------------

SHARES       COLLATERAL INVESTMENTS                               VALUE
-----------------------------------------------------------------------
             MONEY MARKET FUNDS (c)
             ----------------------------------------------------------
150          Merrill Lynch Premier Institution Money
             Market Fund                                     $      150
205          Reserve Primary Money Market Fund                      205
             ----------------------------------------------------------
                                                             $      355
             ----------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY FUND

PORTFOLIO OF INVESTMENTS             AS OF JUNE 30, 2003             (Unaudited)
(Amounts in thousands)

SHARES       ISSUER                                               VALUE
-----------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.3%

             COMMON STOCKS -- 98.3%

             AEROSPACE -- 1.6%
        46   Lockheed Martin Corp.                           $    2,202
        67   Raytheon Co.                                         2,186
        33   United Technologies Corp.                            2,330
             ----------------------------------------------------------
                                                                  6,718
             ----------------------------------------------------------

             APPAREL -- 1.4%
        79   Jones Apparel Group, Inc.*                           2,306
        66   Nike, Inc., Class B                                  3,504
             ----------------------------------------------------------
                                                                  5,810
             ----------------------------------------------------------

             AUTOMOTIVE -- 0.9%
        59   General Motors Corp.                                 2,115
        21   Johnson Controls, Inc.                               1,840
             ----------------------------------------------------------
                                                                  3,955
             ----------------------------------------------------------

             BANKING -- 3.1%
        80   Mellon Financial Corp.                               2,228
        61   North Fork Bancorporation, Inc.                      2,078
        35   SunTrust Banks, Inc.                                 2,050
       285   U.S. Bancorp                                         6,988
             ----------------------------------------------------------
                                                                 13,344
             ----------------------------------------------------------

             BIOTECHNOLOGY -- 2.0%
        79   Amgen, Inc.*                                         5,216
        10   Genentech, Inc.* (l)                                   733
        10   Gilead Sciences, Inc.* (l)                             569
        55   Human Genome Sciences, Inc.*                           696
        31   MedImmune, Inc.*                                     1,128
             ----------------------------------------------------------
                                                                  8,342
             ----------------------------------------------------------

             BUSINESS SERVICES -- 1.8%
       185   Accenture LTD (Bermuda), Class A* (l)                3,350
       106   First Data Corp.                                     4,401
             ----------------------------------------------------------
                                                                  7,751
             ----------------------------------------------------------

             CHEMICALS -- 1.2%
        65   Eastman Chemical Co.                                 2,062
        53   Praxair, Inc.                                        3,185
             ----------------------------------------------------------
                                                                  5,247
             ----------------------------------------------------------

             COMPUTER NETWORKS -- 1.6%
       337   Cisco Systems, Inc.*                                 5,631
        82   Juniper Networks, Inc.*                              1,010
             ----------------------------------------------------------
                                                                  6,641
             ----------------------------------------------------------

             COMPUTER SOFTWARE -- 3.5%
       508   Microsoft Corp.                                  $  13,018
        73   SAP AG (Germany), ADR* (l)                           2,142
             ----------------------------------------------------------
                                                                 15,160
             ----------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 4.1%
       185   Dell Computer Corp.*                                 5,912
        62   International Business Machines Corp.                5,132
       240   Seagate Technology (Cayman Islands)*                 4,244
       520   Sun Microsystems, Inc.*                              2,391
             ----------------------------------------------------------
                                                                 17,679
             ----------------------------------------------------------

             CONSUMER PRODUCTS -- 4.9%
       149   Altria Group, Inc.                                   6,789
       109   Procter & Gamble Co.                                 9,763
       133   The Gillette Co.                                     4,239
             ----------------------------------------------------------
                                                                 20,791
             ----------------------------------------------------------

             DIVERSIFIED -- 4.8%
       440   General Electric Co.                                12,632
       404   Tyco International LTD (Bermuda)                     7,674
             ----------------------------------------------------------
                                                                 20,306
             ----------------------------------------------------------

             ENTERTAINMENT/LEISURE -- 0.7%
        90   Carnival Corp.                                       2,913

             ENVIRONMENTAL SERVICES -- 0.5%
        90   Waste Management, Inc.                               2,160

             FINANCIAL SERVICES -- 11.9%
       132   Capital One Financial Corp. (l)                      6,505
       104   CIT Group, Inc.                                      2,558
       402   Citigroup, Inc.                                     17,209
        79   Countrywide Financial Corp.                          5,497
       363   E*TRADE Group, Inc.*                                 3,081
       164   Freddie Mac                                          8,319
        50   Goldman Sachs Group, Inc.                            4,229
        68   Morgan Stanley                                       2,911
        16   Washington Mutual, Inc.                                677
             ----------------------------------------------------------
                                                                 50,986
             ----------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                               VALUE
-----------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             FOOD/BEVERAGE PRODUCTS -- 2.8%
        51   PepsiCo, Inc.                                    $   2,262
       209   The Coca-Cola Co.                                    9,718
             ----------------------------------------------------------
                                                                 11,980
             ----------------------------------------------------------

             HEALTH CARE/HEALTH CARE SERVICES -- 4.5%
        25   Anthem, Inc.*                                        1,951
        27   Boston Scientific Corp.*                             1,644
       114   CIGNA Corp.                                          5,358
        90   Guidant Corp.                                        3,987
        31   HCA, Inc.                                              996
        57   Medtronic, Inc.                                      2,749
        45   Omnicare, Inc.                                       1,514
        20   St. Jude Medical, Inc.*                              1,144
             ----------------------------------------------------------
                                                                 19,343
             ----------------------------------------------------------

             INSURANCE -- 4.6%
       127   AMBAC Financial Group, Inc.                          8,417
        47   American International Group, Inc.                   2,582
       171   AON Corp.                                            4,115
       295   Travelers Property Casualty Corp., Class A           4,683
             ----------------------------------------------------------
                                                                 19,797
             ----------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 0.4%
        15   eBay, Inc.* (l)                                      1,604

             MACHINERY & ENGINEERING EQUIPMENT -- 1.0%
        87   Ingersoll-Rand Co., LTD (Bermuda), Class A           4,122

             MANUFACTURING -- 0.6%
       100   Honeywell International, Inc.                        2,696

             METALS/MINING -- 0.7%
       110   Alcoa, Inc.                                          2,815

             MULTI-MEDIA -- 4.4%
       249   AOL Time Warner, Inc.*                               4,011
        68   Comcast Corp., Class A*                              2,040
        41   Comcast Corp., Special Class A*                      1,168
        26   Fox Entertainment Group, Inc., Class A*                748
        17   The E.W. Scripps Co., Class A                    $   1,482
       213   Viacom, Inc., Class B*                               9,313
             ----------------------------------------------------------
                                                                 18,762
             ----------------------------------------------------------

             OIL & GAS -- 6.2%
        70   Anadarko Petroleum Corp.                             3,096
       104   Baker Hughes, Inc.                                   3,493
        34   ChevronTexaco Corp.                                  2,488
        64   ConocoPhillips                                       3,486
        32   Cooper Cameron Corp.*                                1,597
        53   Devon Energy Corp.                                   2,807
       212   Exxon Mobil Corp.                                    7,617
        94   Rowan Companies, Inc.*                               2,098
             ----------------------------------------------------------
                                                                 26,682
             ----------------------------------------------------------

             PHARMACEUTICALS -- 9.2%
       130   Bristol-Myers Squibb Co.                             3,531
        69   Eli Lilly & Co.                                      4,786
        84   Forest Laboratories, Inc.*                           4,604
        65   Johnson & Johnson                                    3,353
        88   Merck & Co., Inc.                                    5,347
       357   Pfizer, Inc.                                        12,177
       118   Wyeth                                                5,396
             ----------------------------------------------------------
                                                                 39,194
             ----------------------------------------------------------

             RESTAURANTS/FOOD SERVICES -- 1.1%
        84   Darden Restaurants, Inc.                             1,595
        64   McDonald's Corp.                                     1,416
        64   Yum! Brands, Inc.*                                   1,894
             ----------------------------------------------------------
                                                                  4,905
             ----------------------------------------------------------

             RETAILING -- 6.8%
        49   Abercrombie & Fitch Co., Class A*                    1,395
        99   CVS Corp.                                            2,769
        68   Family Dollar Stores                                 2,582
        36   Federated Department Stores, Inc.                    1,330
       236   Home Depot, Inc.                                     7,810
        39   Kohl's Corp.*                                        1,988
        99   Target Corp.                                         3,752
       135   Wal-Mart Stores, Inc.                                7,235
             ----------------------------------------------------------
                                                                 28,861
             ----------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                               VALUE
-----------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             SEMI-CONDUCTORS -- 2.6%
       111   Altera Corp.*                                    $   1,827
        39   Analog Devices, Inc.*                                1,362
       211   Intel Corp.                                          4,393
        35   Intersil Corp., Class A*                               924
        36   Maxim Integrated Products, Inc.                      1,224
        42   Novellus Systems, Inc.*                              1,520
             ----------------------------------------------------------
                                                                 11,250
             ----------------------------------------------------------

             SHIPPING/TRANSPORTATION -- 1.0%
        28   FedEx Corp.                                          1,706
        39   United Parcel Service, Inc., Class B                 2,510
             ----------------------------------------------------------
                                                                  4,216
             ----------------------------------------------------------

             TELECOMMUNICATIONS -- 3.9%
        34   AT&T Corp.                                             664
       165   AT&T Wireless Services, Inc.*                        1,354
       184   SBC Communications, Inc.                             4,714
       369   Sprint Corp. -- PCS Group* (l)                       2,120
       194   Verizon Communications, Inc.                         7,647
             ----------------------------------------------------------
                                                                 16,499
             ----------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT -- 1.1%
       276   Lucent Technologies, Inc.* (l)                         559
       121   Nokia OYJ (Finland), ADR                             1,992
        65   QUALCOMM, Inc.                                       2,328
             ----------------------------------------------------------
                                                                  4,879
             ----------------------------------------------------------

             TOYS & GAMES -- 0.5%
       115   Mattel, Inc.                                         2,172

             UTILITIES -- 2.9%
       147   PG&E Corp.*                                      $   3,103
       164   Pinnacle West Capital Corp.                          6,144
       202   Xcel Energy, Inc.                                    3,038
             ----------------------------------------------------------
                                                                 12,285
             ----------------------------------------------------------
             Total Common Stocks                                419,865
             (Cost $360,677)
             ----------------------------------------------------------

PRINCIPAL
AMOUNT
-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.7%

             U.S. TREASURY SECURITY -- 0.2%
$    1,030   U.S. Treasury Note, 3.00%, 11/30/03@+                1,039
             (Cost $1,036)

SHARES
-----------------------------------------------------------------------
             MONEY MARKET FUND -- 1.5%
     6,277   JPMorgan Prime Money Market Fund (a)+                6,277
             (Cost $6,277)
             ----------------------------------------------------------
             Total Short-Term Investments                         7,316
             (Cost $7,313)
             ----------------------------------------------------------
             Total Investments -- 100.0%                     $  427,181
             (Cost $367,990)
             ----------------------------------------------------------

SHARES       COLLATERAL INVESTMENTS                               VALUE
-----------------------------------------------------------------------
             MONEY MARKET FUNDS (c)
     5,828   Merrill Lynch Premier Institution
             Money Market Fund                               $    5,828
     5,829   Reserve Primary Money Market Fund                    5,829
             ----------------------------------------------------------
                                                             $   11,657
             ----------------------------------------------------------

FUTURE CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                 NOTIONAL       UNREALIZED
                                                                 VALUE AT    APPRECIATION/
NUMBER OF                                                         6/30/03   (DEPRECIATION)
CONTRACTS    DESCRIPTION                      EXPIRATION DATE       (USD)            (USD)
------------------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
28           S&P 500 Index                    September, 2003    $  6,813    $       (174)

Abbreviations:
^   -- Amount rounds to less than 0.1%.
*   -- Non-income producing security.
^^  -- Amount rounds to less than one thousand.
+   -- All or a portion of this security is segregated with the custodian for futures contracts, TBA, when issued, delayed delivery securities or swaps.
@   -- Security is fully or partially segregated with brokers as initial margin for futures contracts.
(a) -- Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Fleming Asset Management, Inc.
(c) -- Investment of cash collateral for portfolio securities on loan.
(l) -- Security, or portion of a security, has been delivered to counterparty as part of security lending transaction.
ADR -- American Depositary Receipt.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

STATEMENT OF ASSETS AND LIABILITIES                                  (Unaudited)
(Amounts in thousands, except per share amounts)             AS OF JUNE 30, 2003

                                                DISCIPLINED    DISCIPLINED      EQUITY      EQUITY
                                                     EQUITY   EQUITY VALUE      GROWTH      INCOME   U.S. EQUITY
                                                       FUND           FUND        FUND        FUND          FUND
ASSETS:
Investment securities, at value                 $   968,453   $     25,538   $  68,234   $  65,093   $   427,181
Investments held as collateral for
securities lending program                               --            345          --         355        11,657
Cash                                                    157              5          --          30            66
Receivables:
    Investment securities sold                          276          1,375          --         262         1,446
    Fund shares sold                                  1,337             --^         32           4            65
    Interest and dividends                            1,244             37          60         150           399
    Securities lending (net)                              1             --^         --          --^           --^
    Expense reimbursements                                1              3           6           5            10
----------------------------------------------------------------------------------------------------------------
Total Assets                                        971,469         27,303      68,332      65,899       440,824
----------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
    Distributions                                       185             --          --^        130           139
    Investment securities purchased                     283          1,375          --          --         1,706
    Collateral for securities
    lending program                                      --            345          --         355        11,657
    Fund shares redeemed                                845             --           2          52           435
    Variation margin                                      3             --          --          --            --
Accrued liabilities:
    Investment advisory fees                            229             --          20          16           142
    Administration fees                                  --^            --           6           3            --
    Shareholder servicing fees                           88             --          10          11            55
    Distribution fees                                     1             --           6           7            30
    Custodian fees                                       45             10          18          15            44
    Trustees' fees - deferred
    compensation plan                                     2             --          23          25            47
    Other                                                22             15          37          50            44
----------------------------------------------------------------------------------------------------------------
Total Liabilities                                     1,703          1,745         122         664        14,299
----------------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                DISCIPLINED    DISCIPLINED      EQUITY      EQUITY
                                                     EQUITY   EQUITY VALUE      GROWTH      INCOME   U.S. EQUITY
                                                       FUND           FUND        FUND        FUND          FUND
NET ASSETS:
Paid in capital                                   1,341,008         29,230     135,280      81,621       476,513
Accumulated undistributed
(overdistributed) net investment income                 348              9         (23)          2            75
Accumulated net realized gain (loss)
on investments and futures                         (515,352)        (5,983)    (60,609)    (20,313)     (109,080)
Net unrealized appreciation
(depreciation) of investments and futures           143,762          2,302      (6,438)      3,925        59,017
----------------------------------------------------------------------------------------------------------------
Total Net Assets                                $   969,766   $     25,558   $  68,210   $  65,235   $   426,525
----------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding
($0.001 par value; unlimited
number of shares authorized):
    Class A                                             102             --         723         560         5,251
    Class B                                              37             --         350         325         3,205
    Class C                                              --             --          35         115           570
    Institutional                                    61,495          1,785          --          --         7,721
    Select                                            5,578             --       1,577       1,606        32,296
    Ultra                                            15,245             --          --          --            --
Net Asset Value:
    Class A (and redemption price)              $     11.76   $         --   $   25.25   $   25.05   $      8.71
    Class B*                                    $     11.74   $         --   $   24.83   $   25.03   $      8.66
    Class C*                                    $        --   $         --   $   24.81   $   25.01   $      8.66
    Institutional (and redemption price)        $     11.76   $      14.32   $      --   $      --   $      8.70
    Select (and redemption price)               $     11.77   $         --   $   25.62   $   25.04   $      8.70
    Ultra Shares (and redemption
    price)                                      $     11.76   $         --   $      --   $      --   $        --
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.25%)                                   $     12.48   $         --   $   26.79   $   26.58   $      9.24
----------------------------------------------------------------------------------------------------------------
Cost of investments                             $   824,250   $     23,236   $  74,672   $  61,168   $   367,990
----------------------------------------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge. ^ Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

STATEMENT OF OPERATIONS                                              (Unaudited)
(Amounts in thousands)                    FOR THE SIX MONTHS ENDED JUNE 30, 2003

                                                DISCIPLINED    DISCIPLINED      EQUITY      EQUITY
                                                     EQUITY   EQUITY VALUE      GROWTH      INCOME   U.S. EQUITY
                                                       FUND           FUND        FUND        FUND          FUND
INVESTMENT INCOME:
Interest                                        $        10   $         --   $      --   $      --   $         8
Dividend                                              8,541            392         396       1,194         3,208
Dividend income from affiliated
  investments*                                           68              1           4           4            53
Securities lending (net)                                 13              1          --           1            12
Foreign taxes withheld                                   --             --          (5)         --            --
----------------------------------------------------------------------------------------------------------------
Total investment income                               8,632            394         395       1,199         3,281
----------------------------------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees                              1,482             57         162         126           755
Administration fees                                     764             24          49          47           283
Shareholder servicing fees                              534             16          81          79           415
Distribution fees                                         4             --          57          57           129
Custodian fees                                          113             24          10          34            60
Printing and postage                                     54              2           7           2            24
Professional fees                                        39             26          22          27            32
Registration expenses                                    62              3          18          20            53
Transfer agent fees                                      50              6         102          91           180
Trustees' fees                                            5             --^         --^         --^            2
Other                                                    22              3          34           6             9
----------------------------------------------------------------------------------------------------------------
Total expenses                                        3,129            161         542         489         1,942
----------------------------------------------------------------------------------------------------------------
Less amounts waived                                     791             85         112          97           306
Less earnings credits                                    --^            --^         --          --^           --^
Less expense reimbursements                              11              3          38          39            47
----------------------------------------------------------------------------------------------------------------
    Net expenses                                      2,327             73         392         353         1,589
----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          6,305            321           3         846         1,692
----------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                DISCIPLINED    DISCIPLINED      EQUITY      EQUITY
                                                     EQUITY   EQUITY VALUE      GROWTH      INCOME   U.S. EQUITY
                                                       FUND           FUND        FUND        FUND          FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on transactions from:
      Investments                                   (56,577)        (2,812)     (8,541)       (765)      (12,513)
      Futures                                         1,290             (1)         --          --         1,039
Change in net unrealized
appreciation/depreciation of:
      Investments                                   173,741          5,705      15,063       5,554        65,294
      Futures                                          (318)            --          --          --           (10)
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments and futures                          118,136          2,892       6,522       4,789        53,810
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                 $   124,441   $      3,213   $   6,525   $   5,635   $    55,502
----------------------------------------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees :            $         9   $         --^  $       1   $       1   $         7
----------------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

STATEMENT OF CHANGES IN NET ASSETS                                   (Unaudited)
(Amounts in thousands)              FOR THE PERIODS INDICATED

                                               DISCIPLINED EQUITY FUND        DISCIPLINED EQUITY VALUE FUND
                                           ---------------------------    ---------------------------------
                                                1/1/03                            1/1/03
                                               THROUGH      YEAR ENDED           THROUGH         YEAR ENDED
                                               6/30/03        12/31/02           6/30/03           12/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income (loss)               $     6,305    $     12,035    $          321    $           615
Net realized gain (loss) on
investments and futures                        (55,287)       (192,436)           (2,813)            (3,169)
-----------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation
(depreciation) of investments
and futures                                    173,423        (143,492)            5,705             (5,141)
-----------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                            124,441        (323,893)            3,213             (7,695)
-----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                           (5,958)        (12,444)             (313)              (679)
Net realized gain on investment
transactions                                        --              --                --                (94)
-----------------------------------------------------------------------------------------------------------
    Total distributions to shareholders         (5,958)        (12,444)             (313)              (773)
-----------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Increase (decrease) from capital
share transactions                            (139,949)         31,126           (14,120)            18,012
-----------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net
    assets                                     (21,466)       (305,211)          (11,220)             9,544
-----------------------------------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                            991,232       1,296,443            36,778             27,234
-----------------------------------------------------------------------------------------------------------
End of period                              $   969,766    $    991,232    $       25,558    $        36,778
-----------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                          $       348    $          1    $            9    $             1
-----------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                    EQUITY GROWTH FUND                   EQUITY INCOME FUND
                                           ---------------------------    ---------------------------------
                                                1/1/03                            1/1/03
                                               THROUGH      YEAR ENDED           THROUGH         YEAR ENDED
                                               6/30/03        12/31/02           6/30/03           12/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income (loss)               $         3    $       (132)   $          846    $           920
Net realized gain (loss)
on investments and futures                      (8,541)        (17,649)             (765)           (19,323)
Change in net unrealized appreciation
(depreciation) of investments
and futures                                     15,063         (14,593)            5,554             (2,718)
-----------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                              6,525         (32,374)            5,635            (21,121)
-----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                               --              --              (820)              (984)
Net realized gain on investment
transactions                                        --              --                --             (1,815)
-----------------------------------------------------------------------------------------------------------
    Total distributions to shareholders             --              --              (820)            (2,799)
-----------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Increase (decrease) from capital share
transactions                                    (5,929)        (35,293)           (6,796)           (22,644)
-----------------------------------------------------------------------------------------------------------
    Total increase (decrease) in
    net assets                                     596         (67,667)           (1,981)           (46,564)
-----------------------------------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                             67,614         135,281            67,216            113,780
-----------------------------------------------------------------------------------------------------------
End of period                              $    68,210    $     67,614    $       65,235    $        67,216
-----------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                          $       (23)   $        (26)   $            2    $           (24)
-----------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                  U.S. EQUITY FUND
                                           ------------------------------
                                           1/1/03 THROUGH      YEAR ENDED
                                                  6/30/03        12/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income                      $        1,692    $      2,223
Net realized gain (loss) on portfolio
and investments                                   (11,474)        (48,552)
Change in net unrealized appreciation
(depreciation) of portfolio
and investments                                    65,284         (85,270)
-------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                55,502        (131,599)
-------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                              (1,630)         (2,461)
Net realized gain on investment
transactions                                           --              --
-------------------------------------------------------------------------
    Total distributions to shareholders            (1,630)         (2,461)
-------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Increase (decrease) from capital
share transactions                                 27,341         (33,060)
-------------------------------------------------------------------------
    Total increase (decrease) in
    net assets                                     81,213        (167,120)
-------------------------------------------------------------------------

NET ASSETS:
Beginning of period                               345,312         512,432
-------------------------------------------------------------------------
End of period                              $      426,525    $    345,312
-------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                          $           75    $         13
-------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

NOTES TO FINANCIAL STATEMENTS                                        (Unaudited)

1. ORGANIZATION

J.P. Morgan Institutional Funds ("JPMIF"), J.P. Morgan Series Trust ("JPMST"), and J.P. Morgan Mutual Fund Investment Trust ("JPMMFIT") were organized as Massachusetts business trusts. The Trusts are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as open-end management investment companies. The Trusts were organized on the following dates:

  TRUST    DATE
  JPMIF    November 4, 1992
           ----------------------
  JPMST    August 15, 1996
           ----------------------
JPMMFIT    September 23, 1997

The following are five separate portfolios of the Trusts (collectively, the "Funds"):

                                           FUND    CLASSES OFFERED
       JPMorgan Disciplined Equity Fund ("DEF")  Class A, Class B, Institutional, Select and Ultra
JPMorgan Disciplined Equity Value Fund ("DEVF")  Institutional
            JPMorgan Equity Growth Fund ("EGF")  Class A, Class B, Class C and Select
            JPMorgan Equity Income Fund ("EIF")  Class A, Class B, Class C and Select
             JPMorgan U.S. Equity Fund ("USEF")  Class A, Class B, Class C, Institutional and Select

JPMMFIT was formerly named Mutual Fund Investment Trust. The name change went into effect on May 1, 2003.

DEF and USEF are separate series of JPMIF. DEVF is a separate series of JPMST. EGF and EIF are separate series of JPMMFIT.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Institutional Class, Select Class and the Ultra Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

During the six months ended June 30, 2003, DEF Institutional Class relieved securities of the fund (Redemption in-kind) in exchange for the redemption of shares. Cash and securities were transferred at a market value of (in thousands) $167,788, which resulted in no realized gain or loss to the Fund for federal tax purposes.

Beginning July 18, 2003, DEF, Class B will no longer be offered for sale.

2. REORGANIZATIONS

Prior to the open of business on March 24, 2003, DEF acquired all the net assets of JPMorgan SmartIndex(TM) Fund ("SF") and USEF acquired all the net assets of JPMorgan Core Equity Fund ("CEF") and JPMorgan Focus Fund ("FF"). DEF and USEF are hereafter collectively referred to as the "Acquiring Funds". CEF, FF and SF are hereafter collectively referred to as the "Target Funds". These reorganizations were pursuant to Reorganization Plans approved by the Target Funds' shareholders on February 13, 2003. The transactions were structured for tax purposes to qualify as tax-free reorganizations under the Internal Revenue Code. Under each Reorganization Plan, shareholders of the Target Funds received shares in the Acquiring Funds with a value equal to their holdings in the Target Funds on the same date. Shareholders of the Acquiring Funds retained the same amount of shares that they currently owned prior to the Reorganization Plans.

The reorganization of SF into DEF resulted in the creation of a new share class. The DEF-Ultra Class assumed all of the net assets of the SmartIndex(TM) Fund.

                                                      ANNUAL REPORT JUNE 30 2003

The following is a summary of Shares Outstanding, Net Assets, Net Asset Values Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

JPMORGAN DISCIPLINED EQUITY FUND REORGANIZATION

                                                                                                NET
                                                                        NET ASSET        UNREALIZED
                                           SHARES                           VALUE      APPRECIATION
                                      OUTSTANDING       NET ASSETS      PER SHARE    (DEPRECIATION)
TARGET FUND
JPMorgan SmartIndex(TM) Fund
   Institutional                           17,766       $  186,589      $   10.50        $    4,742
ACQUIRING FUND
JPMorgan Disciplined Equity Fund                                                         $   21,666
   Class A                                    207       $    2,227      $   10.75
   Class B                                     33       $      354      $   10.74
   Institutional Class                     81,334       $  875,880      $   10.77
   Select Class                             5,690       $   61,307      $   10.77
POST REORGANIZATION
JPMorgan Disciplined Equity Fund                                                         $   26,408
   Class A                                    207       $    2,227      $   10.75
   Class B                                     33       $      354      $   10.74
   Institutional Class                     81,334       $  875,880      $   10.77
   Select Class                             5,690       $   61,307      $   10.77
   Ultra Class                             17,321       $  186,589      $   10.77

                                                                                                NET
                                                                        NET ASSET        UNREALIZED
                                           SHARES                           VALUE      APPRECIATION
                                      OUTSTANDING       NET ASSETS      PER SHARE    (DEPRECIATION)
TARGET FUNDS
JPMorgan Focus Fund                                                                      $   (1,015)
   Class A                                    756       $    3,466      $    4.58
   Class B                                  1,012       $    4,512      $    4.46
   Class C                                    229       $    1,021      $    4.46
   Select Class                                 8       $       38      $    4.63
JPMorgan Core Equity Fund                                                                $   (3,567)
   Class A                                    679       $   11,566      $   17.03
   Class B                                    646       $   10,842      $   16.78
   Class C                                    181       $    3,045      $   16.78
   Select Class                             1,805       $   31,030      $   17.19
ACQUIRING FUND
JPMorgan U.S. Equity Fund                                                                $   13,511
   Class A                                  3,657       $   28,544      $    7.81
   Class B                                  1,370       $   10,643      $    7.77
   Class C                                     76       $      594      $    7.77
   Institutional Class                     10,698       $   83,440      $    7.80
   Select Class                            28,662       $  223,532      $    7.80
POST REORGANIZATION
JPMorgan U.S. Equity Fund                                                                $    8,929
   Class A                                  5,582       $   43,576      $    7.81
   Class B                                  3,346       $   25,997      $    7.77
   Class C                                    600       $    4,660      $    7.77
   Institutional Class                     10,698       $   83,440      $    7.80
   Select Class                            32,646       $  254,600      $    7.80

3. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quotes by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, (other than convertible bonds), with a maturity of 61 days or more held by the Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is reasonably possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

B. FUTURES CONTRACTS -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled.

Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner. Short index futures contracts are used for hedging purposes, i.e., to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subjects the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities up to the notional value of the futures contract. Use of short futures contracts subject the Fund to unlimited risk.

The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of June 30, 2003, The Funds had outstanding futures contracts as listed on the Fund's Portfolio of Investments.

C. RESTRICTED AND ILLIQUID SECURITIES -- Each Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

D. SECURITIES ON LOAN -- For all the Funds, the Board of Trustees has approved the lending of securities, through its custodian JPMorgan Chase Bank ("JPMCB", an affiliate of the Funds) acting as lending agent to certain borrowers. By lending investment securities, the Funds attempt to increase their net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after the rebate and fee, is included in the Statement of Operations as Securities lending (net).

The loans are secured by collateral at least equal, at all times to the value of the securities loaned plus accrued interest. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds also continue to receive interest or dividends on the securities loaned. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

JPMCB invests the cash collateral on behalf of the Funds in accordance with investment guidelines contained in the securities lending agreement. At June 30, 2003, the market value of securities loaned and the amount of collateral received were as follows (amounts in thousands):

                    MARKET VALUE OF        MARKET VALUE OF
                  SECURITIES LOANED    COLLATERAL RECEIVED
FUND
DEF                      $       --             $       --
DEVF                            334                    345
EGF                              --                     --
EIF                             350                    355
USEF                         11,397                 11,657

JPMCB as lending agent receives a fee of 0.06% of the average dollar value of loans of U.S. securities outstanding during a given month and 0.1142% of the average dollar value of loans on non-U.S. securities outstanding during a given month from the Funds as detailed below (amounts in thousands):

FUND
DEF                  $   8
DEVF                    --^
EGF                     --
EIF                     --^
USEF                     6

^ Amount rounds to less than one thousand.

Risks of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the securities received. JPMCB will indemnify the Fund from any loss resulting from a borrower's failure to return a loaned security when due.

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trusts are allocated proportionately among each of the Funds within the Trusts in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

H. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to separate Investment Advisory Agreements, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM"), and J.P. Morgan Investment Management, Inc. ("JPMIM") (collectively, the "Advisors") act as the investment advisors to the Funds. JPMFAM, a direct wholly owned subsidiary of JPMCB and an indirect wholly owned subsidiary of J.P. Morgan Chase & Co. ("JPMorgan"), is the Advisor for EGF and EIF. JPMIM, a wholly owned subsidiary of JPMorgan, is the Advisor for DEF, DEVF and USEF. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee for each Fund is as follows:

                               INVESTMENT
                         ADVISORY FEE (%)
FUND
DEF                                 0.25%*
DEVF                                0.35%
EGF                                 0.50%
EIF                                 0.40%
USEF                                0.40%

* Effective March 21, 2003, the Investment Advisor fee was changed from 0.35% to 0.25%.

The Advisors waived fees as outlined in Note 4.F.

The Funds may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to waive and/or reimburse its advisory fee from the Funds in an amount sufficient to offset any doubling up of investment advisory, administration and shareholder servicing fees related to each Fund's investment in an affiliated money market fund.

B. DISTRIBUTION FEE -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. JPMFD receives no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B, and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

                     CLASS A      CLASS B     CLASS C
FUND
DEF                     0.25         0.75         n/a
DEVF                     n/a          n/a         n/a
EGF                     0.25         0.75        0.75
EIF                     0.25         0.75        0.75
USEF                    0.25         0.75        0.75

In addition, JPMFD receives the contingent deferred sales charge ("CDSC") from redemptions of Class B and C shares.

The Distributor waived fees as outlined in 4.F.

C. SHAREHOLDER SERVICING FEE -- The Trusts have entered into Shareholder Servicing Agreements on behalf of the Funds with JPMCB under which JPMCB provides account administration and personal account maintenance service to the shareholders. JPMCB may obtain the services of one or more Shareholder Servicing Agents. For these services JPMCB or the Shareholder Servicing Agent will receive a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

                                                   INSTITUTIONAL     SELECT      ULTRA
               CLASS A     CLASS B      CLASS C            CLASS      CLASS      CLASS
FUND
DEF               0.25        0.25          n/a             0.10       0.25       0.05
DEVF               n/a         n/a          n/a             0.10        n/a        n/a
EGF               0.25        0.25         0.25              n/a       0.25        n/a
EIF               0.25        0.25         0.25              n/a       0.25        n/a
USEF              0.25        0.25         0.25             0.10       0.25        n/a

In addition, JPMCB, Charles Schwab & Co. ("Schwab"), and JPMIF and JPMST are parties to separate servicing and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of the Funds available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Funds are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationships between Schwab, JPMIF, JPMST and JPMCB are terminated, the Funds would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

The Shareholder Servicing Agents waived fees as outlined in Note 4.F.

D. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody and portfolio accounting services for all the Funds, except for EGF. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by each Fund, based on the uninvested cash balances held by the custodian. Such earning credits are presented separately in the Statement of Operations.

E. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion for all the Funds except.

BISYS Fund Services, L.P. ("BISYS") serves as the Funds' sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

The Administrator has contractually agreed to reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets as shown in the table below (%):

                                                   INSTITUTIONAL     SELECT      ULTRA
               CLASS A     CLASS B      CLASS C            CLASS      CLASS      CLASS
FUND
DEF               0.95        1.45          n/a             0.45       0.75       0.35
DEVF               n/a         n/a          n/a             0.45        n/a        n/a
EGF               1.25        1.98         1.98              n/a       1.00        n/a
EIF               1.25        1.75         1.75              n/a       0.90        n/a
USEF              1.05        1.75         1.75             0.64       0.79        n/a

The expense limitation percentages in the table above are due to expire as follows:

                                                   INSTITUTIONAL     SELECT      ULTRA
               CLASS A     CLASS B      CLASS C            CLASS      CLASS      CLASS
FUND
DEF            4/30/04     4/30/04          n/a          4/30/05    4/30/05    4/30/05
DEVF               n/a         n/a          n/a          4/30/05        n/a        n/a
EGF            4/30/04     4/30/04      4/30/04              n/a    4/30/04        n/a
EIF            4/30/04     4/30/04      4/30/04              n/a    4/30/04        n/a
USEF           4/30/05     4/30/04      4/30/04          4/30/05    4/30/05        n/a

The Administrator waived fees and reimbursed expenses as outlined in Note 4.F.

F. WAIVERS AND REIMBURSEMENTS -- For the six months ended June 30, 2003, the Funds' vendors waived fees and the Administrator contractually reimbursed expenses for each of the Funds as follows (amounts in thousands):

                                    CONTRACTUAL WAIVERS
               ---------------------------------------------------------------
               INVESTMENT                  SHAREHOLDER                             CONTRACTUAL
                 ADVISORY  ADMINISTRATION    SERVICING  DISTRIBUTION     TOTAL  REIMBURSEMENTS
FUND
DEF               $    --         $   554      $   221       $    --   $   775          $   11
DEVF                   45              24           16            --        85               3
EGF                    49              16           25            22       112              38
EIF                    31              35           13            18        97              39
USEF                   --             179          127            --       306              47
----------------------------------------------------------------------------------------------
Total             $   125         $   808      $   402       $    40   $ 1,375          $  138

                                      VOLUNTARY WAIVERS
               ---------------------------------------------------------------
               INVESTMENT                  SHAREHOLDER
                 ADVISORY  ADMINISTRATION    SERVICING  DISTRIBUTION     TOTAL
FUND
DEF               $    --         $    16      $    --       $    --   $    16

G. OTHER-- Certain officers of the Trust(s) are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

During the period, certain Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Advisors.

For the six months ended June 30, 2003, USEF incurred approximately (in thousands) $2 as brokerage commissions with brokers/dealers affiliated with JPMCB.

5. CLASS SPECIFIC EXPENSES

The Funds' class specific expenses for the six months ended June 30, 2003, are as follows (amounts in thousands):

                        SHAREHOLDER
                          SERVICING   DISTRIBUTION   TRANSFER AGENT
DEF
Class A                $          3   $          3     $         12
Class B                           -^             1                2
Institutional                   429             --               17
Select                           78             --               17
Ultra                            24             --                2
                       $        534   $          4     $         50

DEVF
Institutional          $         16   $         --     $          6

EGF
Class A                $         22   $         22     $         65
Class B                          10             31               30
Class C                           1              4                3
Select                           48             --                4
                       $         81   $         57     $        102

EIF
Class A                $         18   $         18     $         49
Class B                          10             29               27
Class C                           3             10                9
Select                           48             --                6
                       $         79   $         57     $         91

USEF
Class A                $         46   $         46     $         74
Class B                          24             72               38
Class C                           4             11                6
Institutional                    38             --               10
Select                          303             --               52
                       $        415   $        129     $        180

^ Amount rounds to less than one thousand.

6. CLASS SPECIFIC DISTRIBUTIONS

The Funds' class specific distributions from net investment income and realized gain on investment transactions for the six months ended June 30, 2003, and the year ended December 31, 2002, are as follows (amounts in thousands):

                     SIX MONTHS ENDED 6/30/03             YEAR ENDED 12/31/02
                ---------------------------------   ----------------------------------
                              NET                                 NET
                INVESTMENT INCOME   REALIZED GAIN   INVESTMENT INCOME    REALIZED GAIN
DEF
Class A                $        5      $       --          $       16       $       --
Class B                        --^             --                   1               --
Institutional               5,020              --              11,734               --
Select                        291              --                 693               --
Ultra                         642              --                  --               --
                ----------------------------------------------------------------------
                       $    5,958      $       --          $   12,444       $       --

DEVF
Institutional          $      313      $       --          $      679       $       94

EIF
Class A                $      166      $       --          $      204       $      427
Class B                        66              --                  66              234
Class C                        24              --                  21               66
Select                        564              --                 693            1,088
                ----------------------------------------------------------------------
                       $      820      $       --          $      984       $    1,815

USEF
Class A                $      109      $       --          $      127       $       --
Class B                         1              --                   2               --
Class C                        --^             --                  --               --
Institutional                 393              --                 655               --
Select                      1,127              --               1,677               --
                ----------------------------------------------------------------------
                       $    1,630      $       --          $    2,461       $       --
                ----------------------------------------------------------------------

^ Amount rounds to less than one thousand.

7. INVESTMENT TRANSACTIONS

For the six months ended June 30, 2003, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

                        PURCHASES             SALES     PURCHASES        SALES
                  (EXCLUDING U.S.   (EXCLUDING U.S.       OF U.S.      OF U.S.
                      GOVERNMENT)       GOVERNMENT)    GOVERNMENT   GOVERNMENT
FUND
DEF                     $ 290,994         $ 631,335     $      --     $     --
DEVF                        9,960            24,022            --           --
EGF                         9,964            15,833            --           --
EIF                         5,127            11,906            --           --
USEF                      156,234           190,189            --           --

8. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2003, are as follows (amounts in thousands):

                                              GROSS         GROSS    NET UNREALIZED
                        AGGREGATE        UNREALIZED    UNREALIZED      APPRECIATION
                             COST      APPRECIATION  DEPRECIATION    (DEPRECIATION)
FUND
DEF                     $ 824,250         $ 156,227     $ (12,465)        $ 143,762
DEVF                       23,236             2,981          (679)            2,302
EGF                        74,672             3,802       (10,240)           (6,438)
EIF                        61,168             5,911        (1,986)            3,925
USEF                      367,990            75,353       (16,336)           59,017

9. BANK BORROWINGS

Pursuant to a Line of Credit Agreement, dated April 17, 2003, the Funds may borrow money for temporary or emergency purposes. The Funds have entered into the agreement, enabling them to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Funds. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 15, 2004.

Prior to April 17, 2003, the Funds could borrow money for temporary or emergency purposes. The Funds had entered into an agreement, enabling them to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permitted borrowings up to $400 million, collectively. Interest was charged to the Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%.

The Funds also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Fund. This agreement expired on April 16, 2003.

The Funds had no borrowings outstanding at June 30, 2003, nor at anytime during the period then ended.

10. CONCENTRATIONS AND INDEMNIFICATIONS

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

11. SUBSEQUENT EVENT

On or about September 1, 2003 JPMFAM and Robert Fleming, Inc. ("RFI") will merge into J.P. Morgan Investment Management Inc. ("JPMIM"). JPMIM, as the surviving entity, will assume all the rights and obligations of JPMFAM and RFI.

In addition, on or about October 31, 2003, it is expected that JPMIM will change from being a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("Parent") to being an indirectly wholly-owned subsidiary of the Parent, with the intermediary being J.P. Morgan Fleming Asset Management Holdings Inc.

The investment advisory services and personnel providing these services will not change as a result of the mergers.

12. CAPITAL SHARE TRANSACTIONS

                                              DISCIPLINED EQUITY FUND
                                        ------------------------------------
                                        SIX MONTHS ENDED          YEAR ENDED
                                           JUNE 30, 2003   DECEMBER 31, 2002
CLASS A SHARES
AMOUNT
  Shares sold                                 $      242          $      865
  In-kind transfer                                    --                  --
  Shares issued in connection with
  Fund Reorganization (Note 2)                        --                  --
  Shares issued in reinvestment
  of distributions                                     2                   6
  Shares redeemed                                 (1,437)                (19)
----------------------------------------------------------------------------
  Net increase (decrease) in
  Fund shares outstanding                     $   (1,193)         $      852
----------------------------------------------------------------------------
SHARES
  Shares sold                                         21                  68
  In-kind transfer                                    --                  --
  Shares issued in connection with
  Fund Reorganization (Note 2)                        --                  --
  Shares issued in reinvestment
  of distributions                                    --^                  1
  Shares redeemed                                   (125)                 (2)
----------------------------------------------------------------------------
  Net increase (decrease) in
  Fund shares outstanding                           (104)                 67
----------------------------------------------------------------------------
CLASS B SHARES
AMOUNT
  Shares sold                                 $       94          $      473
  In-kind transfer                                    --                  --
  Shares issued in connection with
  Fund Reorganization (Note 2)                        --                  --
  Shares issued in reinvestment
  of distributions                                    --^                  1
  Shares redeemed                                    (31)               (111)
----------------------------------------------------------------------------
  Net increase (decrease) in Fund
  shares outstanding                          $       63          $      363
----------------------------------------------------------------------------
SHARES
  Shares sold                                          9                  36
  In-kind transfer                                    --                  --
  Shares issued in connection with
  Fund Reorganization (Note 2)                        --                  --
  Shares issued in reinvestment
  of distributions                                    --^                 --^
  Shares redeemed                                     (3)                (10)
----------------------------------------------------------------------------
  Net increase (decrease) in
  Fund shares outstanding                              6                  26
----------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                               DISCIPLINED EQUITY FUND
                                        ------------------------------------
                                        SIX MONTHS ENDED          YEAR ENDED
                                           JUNE 30, 2003   DECEMBER 31, 2002
INSTITUTIONAL SHARES
AMOUNT
  Shares sold                                 $   40,437          $  257,802
  In-kind transfer                              (167,788)            197,097
  Shares issued in connection with
  Fund Reorganization (Note 2)                        --                  --
  Shares issued in reinvestment
  of distributions                                 4,707              10,768
  Shares redeemed                               (175,252)           (397,621)
----------------------------------------------------------------------------
  Net increase (decrease) in
  Fund shares outstanding                     $ (297,896)         $   68,046
----------------------------------------------------------------------------
SHARES
  Shares sold                                      3,742              20,776
  In-kind transfer                               (14,076)             16,846
  Shares issued in connection with
  Fund Reorganization (Note 2)                        --                  --
  Shares issued in reinvestment
  of distributions                                   426                 954
  Shares redeemed                                (16,178)            (32,930)
----------------------------------------------------------------------------
  Net increase (decrease) in
  Fund shares outstanding                        (26,086)               5,646
----------------------------------------------------------------------------
SELECT SHARES
AMOUNT
  Shares sold                                 $   11,431          $   39,336
  In-kind transfer                                    --                  --
  Shares issued in connection with
  Fund Reorganization (Note 2)                        --                  --
  Shares issued in reinvestment
  of distributions                                   262                 637
  Shares redeemed                                (17,740)            (78,108)
----------------------------------------------------------------------------
  Net increase (decrease) in Fund
  shares outstanding                          $   (6,047)         $  (38,135)
----------------------------------------------------------------------------
SHARES
  Shares sold                                      1,084               3,323
  In-kind transfer                                    --                  --
  Shares issued in connection with
  Fund Reorganization (Note 2)                        --                  --
  Shares issued in reinvestment
  of distributions                                    23                  56
  Shares redeemed                                 (1,663)             (6,524)
----------------------------------------------------------------------------
  Net increase (decrease) in
  Fund shares outstanding                           (556)             (3,145)
----------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                            DISCIPLINED EQUITY FUND
                                            -----------------------
                                                   3/24/03**
                                                     THROUGH
                                                     6/30/03
ULTRA SHARES
AMOUNT
     Shares sold                                   $   4,180
     In-kind transfer                                     --
     Shares issued in connection with
     Fund Reorganization (Note 2)                    186,589
     Shares issued in reinvestment
     of distributions                                    641
     Shares redeemed                                 (26,286)
------------------------------------------------------------
     Net increase (decrease) in
     Fund shares outstanding                       $ 165,124
------------------------------------------------------------
SHARES
     Shares sold                                         334
     In-kind transfer                                     --
     Shares issued in connection with
     Fund Reorganization (Note 2)                     17,321
     Shares issued in reinvestment
     of distributions                                     54
     Shares redeemed                                  (2,464)
------------------------------------------------------------
     Net increase (decrease) in
     Fund shares outstanding                          15,245
------------------------------------------------------------

** Commencement of offering of class of shares.

                                            DISCIPLINED EQUITY VALUE FUND
                                        ------------------------------------
                                        SIX MONTHS ENDED          YEAR ENDED
                                           JUNE 30, 2003   DECEMBER 31, 2002
INSTITUTIONAL SHARES
AMOUNT
  Shares sold                                 $        3          $    2,471
  In-kind transfer                                    --              14,783
  Shares issued in reinvestment
  of distributions                                   312                 773
  Shares redeemed                                (14,435)                (15)
----------------------------------------------------------------------------
  Net increase (decrease) in
  Fund shares outstanding                     $  (14,120)         $   18,012
----------------------------------------------------------------------------
SHARES
  Shares sold                                         --^                186
  In-kind transfer                                    --                 900
  Shares issued in reinvestment
  of distributions                                    24                  57
  Shares redeemed                                 (1,070)                 (1)
----------------------------------------------------------------------------
  Net increase (decrease) in
  Fund shares outstanding                         (1,046)              1,142
----------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                                     EQUITY GROWTH FUND                        EQUITY INCOME FUND
                                            -------------------------------------     -------------------------------------
                                            SIX MONTHS ENDED           YEAR ENDED     SIX MONTHS ENDED           YEAR ENDED
                                               JUNE 30, 2003    DECEMBER 31, 2002        JUNE 30, 2003    DECEMBER 31, 2002
CLASS A SHARES
AMOUNT
  Shares sold                                   $      3,122         $     13,641         $        613         $      2,132
  Shares issued in reinvestment
  of distributions                                        --                   --                  143                  536
  Shares redeemed                                     (4,543)             (19,524)              (2,787)             (10,468)
---------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in Fund
  shares outstanding                            $     (1,421)        $     (5,883)        $     (2,031)        $     (7,800)
---------------------------------------------------------------------------------------------------------------------------
SHARES
  Shares sold                                            131                  470                   26                   77
  Shares issued in reinvestment
  of distributions                                        --                   --                    6                   21
  Shares redeemed                                       (192)                (677)                (116)                (380)
---------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in Fund
  shares outstanding                                     (61)                (207)                 (84)                (282)
---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
AMOUNT
  Shares sold                                   $        280         $        887         $        360         $        650
  Shares issued in reinvestment
  of distributions                                        --                   --                   35                  256
  Shares redeemed                                       (824)              (3,529)              (1,096)              (3,804)
---------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in Fund
  shares outstanding                            $       (544)        $     (2,642)        $       (701)        $     (2,898)
---------------------------------------------------------------------------------------------------------------------------
SHARES
  Shares sold                                             12                   32                   14                   25
  Shares issued in reinvestment
  of distributions                                        --                   --                    3                   11
  Shares redeemed                                        (36)                (137)                 (48)                (144)
---------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in Fund
  shares outstanding                                     (24)                (105)                 (31)                (108)
---------------------------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                                     EQUITY GROWTH FUND                        EQUITY INCOME FUND
                                            -------------------------------------     -------------------------------------
                                            SIX MONTHS ENDED           YEAR ENDED     SIX MONTHS ENDED           YEAR ENDED
                                               JUNE 30, 2003    DECEMBER 31, 2002        JUNE 30, 2003    DECEMBER 31, 2002
CLASS C SHARES
AMOUNT
  Shares sold                                   $         20         $        109         $        379         $        380
  Shares issued in reinvestment
  of distributions                                        --                   --                   12                   75
  Shares redeemed                                       (280)                (794)                (370)                (661)
---------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in Fund
  shares outstanding                            $       (260)        $       (685)        $         21         $       (206)
---------------------------------------------------------------------------------------------------------------------------
SHARES
  Shares sold                                              1                    4                   16                   15
  Shares issued in reinvestment
  of distributions                                        --                   --                    1                    3
  Shares redeemed                                        (12)                 (30)                 (17)                 (26)
---------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in Fund
  shares outstanding                                     (11)                 (26)                  --^                  (8)
---------------------------------------------------------------------------------------------------------------------------
SELECT SHARES
AMOUNT
  Shares sold                                   $      3,111         $      5,297         $        792         $     13,820
  Shares issued in reinvestment
  of distributions                                        --                   --                  422                1,656
  Shares redeemed                                     (6,815)             (31,380)              (5,299)             (27,216)
---------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in Fund
  shares outstanding                            $     (3,704)        $    (26,083)        $     (4,085)        $    (11,740)
---------------------------------------------------------------------------------------------------------------------------
SHARES
  Shares sold                                            127                  191                   34                  537
  Shares issued in reinvestment
  of distributions                                        --                   --                   18                   65
  Shares redeemed                                       (285)              (1,134)                (223)              (1,034)
---------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in Fund
  shares outstanding                                    (158)                (943)                (171)                (432)
---------------------------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                                           U.S. EQUITY FUND
                                                 -------------------------------------
                                                 SIX MONTHS ENDED           YEAR ENDED
                                                    JUNE 30, 2003    DECEMBER 31, 2002
CLASS A SHARES
AMOUNT
  Shares sold                                        $      2,269         $     14,197
  Shares issued in connection with
  Fund Reorganization (Note 2)                             15,032                   --
  Shares issued in reinvestment
  of distributions                                             77                   89
  Shares redeemed                                          (6,369)             (27,001)
--------------------------------------------------------------------------------------
  Net increase (decrease) in Fund
  shares outstanding                                 $     11,009         $    (12,715)
--------------------------------------------------------------------------------------
SHARES
  Shares sold                                                 284                1,566
  Shares issued in connection with
  Fund Reorganization (Note 2)                              1,925                   --
  Shares issued in reinvestment
  of distributions                                             10                   11
  Shares redeemed                                            (793)              (2,943)
--------------------------------------------------------------------------------------
  Net increase (decrease) in Fund
  shares outstanding                                        1,426               (1,366)
--------------------------------------------------------------------------------------
CLASS B SHARES
AMOUNT
  Shares sold                                        $        346         $        756
  Shares issued in connection with
  Fund Reorganization (Note 2)                             15,354                   --
  Shares issued in reinvestment
  of distributions                                              1                    1
  Shares redeemed                                          (2,148)              (3,790)
--------------------------------------------------------------------------------------
  Net increase (decrease) in Fund
  shares outstanding                                 $     13,553         $     (3,033)
--------------------------------------------------------------------------------------
SHARES
  Shares sold                                                  42                   85
  Shares issued in connection with
  Fund Reorganization (Note 2)                              1,976                   --
  Shares issued in reinvestment
  of distributions                                             --^                  --
  Shares redeemed                                            (272)                (432)
--------------------------------------------------------------------------------------
  Net increase (decrease) in Fund
  shares outstanding                                        1,746                 (347)
--------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                                           U.S. EQUITY FUND
                                                 -------------------------------------
                                                 SIX MONTHS ENDED           YEAR ENDED
                                                    JUNE 30, 2003    DECEMBER 31, 2002
CLASS C SHARES
AMOUNT
  Shares sold                                        $         78         $         90
  Shares issued in connection with
  Fund Reorganization (Note 2)                              4,066                   --
  Shares issued in reinvestment
  of distributions                                             --^                  --
  Shares redeemed                                            (348)                (452)
--------------------------------------------------------------------------------------
  Net increase (decrease) in Fund
  shares outstanding                                 $      3,796         $       (362)
--------------------------------------------------------------------------------------
SHARES
  Shares sold                                                  10                   11
  Shares issued in connection with
  Fund Reorganization (Note 2)                                524                   --
  Shares issued in reinvestment
  of distributions                                             --^                  --
  Shares redeemed                                             (44)                 (55)
--------------------------------------------------------------------------------------
  Net increase (decrease) in
  Fund shares outstanding                                     490                  (44)
--------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
AMOUNT
  Shares sold                                        $      6,415         $     25,783
  Shares issued in connection with
  Fund Reorganization (Note 2)                                 --                   --
  Shares issued in reinvestment
  of distributions                                            332                  539
  Shares redeemed                                         (29,049)             (11,587)
--------------------------------------------------------------------------------------
  Net increase (decrease) in Fund
  shares outstanding                                 $    (22,302)        $     14,735
--------------------------------------------------------------------------------------
SHARES
  Shares sold                                                 844                2,997
  Shares issued in connection with
  Fund Reorganization (Note 2)                                 --                   --
  Shares issued in reinvestment
  of distributions                                             41                   66
  Shares redeemed                                          (3,566)              (1,332)
--------------------------------------------------------------------------------------
  Net increase (decrease) in
  Fund shares outstanding                                  (2,681)               1,731
--------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                                           U.S. EQUITY FUND
                                                 -------------------------------------
                                                 SIX MONTHS ENDED           YEAR ENDED
                                                    JUNE 30, 2003    DECEMBER 31, 2002
SELECT SHARES
AMOUNT
  Shares sold                                        $     12,002         $     32,907
  Shares issued in connection with
  Fund Reorganization (Note 2)                             31,068                   --
  Shares issued in reinvestment
  of distributions                                            999                1,535
  Shares redeemed                                         (22,784)             (66,127)
--------------------------------------------------------------------------------------
  Net increase (decrease) in Fund
  shares outstanding                                 $     21,285         $    (31,685)
--------------------------------------------------------------------------------------
SHARES
  Shares sold                                               1,515                3,767
  Shares issued in connection with
  Fund Reorganization (Note 2)                              3,984                   --
  Shares issued in reinvestment
  of distributions                                            122                  188
  Shares redeemed                                          (2,954)              (7,601)
--------------------------------------------------------------------------------------
  Net increase (decrease) in Fund
  shares outstanding                                        2,667               (3,646)
--------------------------------------------------------------------------------------

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMORGAN FUNDS

FINANCIAL HIGHLIGHTS                                                 (Unaudited)

CLASS A SHARES

                                                                   PER SHARE OPERATING PERFORMANCE:
                             ------------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                            ------------------------------------------   ------------------------------------------
                                                              NET GAINS
                                                           OR LOSSES ON
                                NET ASSET            NET     SECURITIES                     DIVIDENDS
                                   VALUE,     INVESTMENT          (BOTH     TOTAL FROM       FROM NET  DISTRIBUTIONS
                                BEGINNING         INCOME   REALIZED AND     INVESTMENT     INVESTMENT   FROM CAPITAL          TOTAL
                                OF PERIOD         (LOSS)    UNREALIZED)     OPERATIONS         INCOME          GAINS  DISTRIBUTIONS
DISCIPLINED EQUITY FUND
1/1/03 Through 6/30/03       $      10.54           0.04@          1.20           1.24           0.02             --           0.02
Year Ended 12/31/02          $      14.17           0.07@         (3.62)         (3.55)          0.08             --           0.08
9/28/01** Through 12/31/01   $      12.85           0.01@          1.39           1.40           0.08             --           0.08

EQUITY GROWTH FUND
1/1/03 Through 6/30/03       $      22.87             --@+         2.38           2.38             --             --             --
Year Ended 12/31/02          $      31.87          (0.06)@        (8.94)         (9.00)            --             --             --
Year Ended 12/31/01          $      43.12          (0.18)@        (8.03)         (8.21)            --           3.04           3.04
Year Ended 12/31/00          $      67.85          (0.42)@       (16.14)        (16.56)            --           8.17           8.17
Year Ended 12/31/99          $      52.30          (0.29)@        16.75          16.46             --           0.91           0.91
8/13/98** Through 12/31/98   $      45.57          (0.02)@         8.53           8.51             --           1.78           1.78

EQUITY INCOME FUND
1/1/03 Through 6/30/03       $      23.25           0.30@          1.78           2.08           0.28             --           0.28
Year Ended 12/31/02          $      30.57           0.25@         (6.71)         (6.46)          0.29           0.57           0.86
Year Ended 12/31/01          $      35.35           0.10@         (4.62)         (4.52)          0.09           0.17           0.26
Year Ended 12/31/00          $      49.83           0.17@         (2.66)         (2.49)          0.18          11.81          11.99
Year Ended 12/31/99          $      46.23           0.20@          5.63           5.83           0.23           2.00           2.23
8/24/98** Through 12/31/98   $      40.49           0.06           5.89           5.95           0.07           0.14           0.21

U.S. EQUITY FUND+
1/1/03 Through 6/30/03       $       7.61           0.03@          1.09           1.12           0.02             --           0.02
Year Ended 12/31/02          $      10.45           0.03          (2.84)         (2.81)          0.03             --           0.03
6/1/01 Through 12/31/01^     $      11.16           0.02@         (0.69)         (0.67)          0.02           0.02           0.04
9/15/00** Through 5/3/01     $      12.86           0.03          (1.72)         (1.69)          0.01             --           0.01

  + Prior to open of business on September 10, 2001, the class underwent a split of shares in connection with the USEF reorganization. Prior periods have been restated to reflect the split.
  ^ The Fund changed its fiscal year end from May 31 to December 31.
 ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized for periods less than one year.
  + Amount less than $.005.
  # Short periods have been annualized.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                            PER SHARE OPERATING PERFORMANCE:                      RATIOS/SUPPLEMENTAL DATA:
                            -------------------------------- -------------------------------------------------------------------
                                                                                      RATIOS TO AVERAGE NET ASSETS: #
                                                                           -----------------------------------------------------
                                                             NET ASSETS,                           NET               EXPENSES
                                 NET ASSET                        END OF                    INVESTMENT       WITHOUT WAIVERS,
                                VALUE, END          TOTAL         PERIOD          NET           INCOME         REIMBURSEMENTS
                                 OF PERIOD   RETURN(1)(a)     (MILLIONS)      EXPENSES          (LOSS)   AND EARNINGS CREDITS
DISCIPLINED EQUITY FUND
1/1/03 Through 6/30/03        $      11.76          11.81%  $          1           0.95%          0.76%                  2.20%
Year Ended 12/31/02           $      10.54         (25.07%) $          2           0.95%          0.60%                  2.23%
9/28/01** Through 12/31/01    $      14.17          10.93%  $          2           0.95%          0.42%                 11.02%!!

EQUITY GROWTH FUND
1/1/03 Through 6/30/03        $      25.25          10.41%  $         18           1.25%         (0.03%)                 2.16%
Year Ended 12/31/02           $      22.87         (28.24%) $         18           1.25%         (0.20%)                 2.26%
Year Ended 12/31/01           $      31.87         (19.06%) $         32           1.24%         (0.50%)                 1.58%
Year Ended 12/31/00           $      43.12         (23.85%) $         24           1.24%         (0.65%)                 1.64%
Year Ended 12/31/99           $      67.85          31.54%  $         15           1.24%         (0.48%)                 2.34%
8/13/98** Through 12/31/98    $      52.30          18.80%  $          1           1.25%         (0.19%)                 5.88%!!

EQUITY INCOME FUND
1/1/03 Through 6/30/03        $      25.05           9.05%  $         14           1.25%          2.56%                  2.03%
Year Ended 12/31/02           $      23.25         (21.34%) $         15           1.25%          0.95%                  1.91%
Year Ended 12/31/01           $      30.57         (12.76%) $         28           1.25%          0.30%                  1.55%
Year Ended 12/31/00           $      35.35          (4.09%) $          5           1.25%          0.34%                  1.94%
Year Ended 12/31/99           $      49.83          12.70%  $          4           1.24%          0.42%                  3.33%!!
8/24/98** Through 12/31/98    $      46.23          14.70%  $          1           1.18%          0.57%                 37.61%!!

U.S. EQUITY FUND+
1/1/03 Through 6/30/03        $       8.71          14.80%  $         46           1.05%          0.70%                  1.53%
Year Ended 12/31/02           $       7.61         (26.89%) $         29           1.05%          0.30%                  1.44%
6/1/01 Through 12/31/01^      $      10.45          (5.96%) $         54           1.05%          0.30%                  1.44%
9/15/00** Through 5/3/01      $      11.16         (13.10%) $          3           1.05%          0.22%                  7.05%!!

                                      RATIOS/SUPPLEMENTAL DATA:
                              ----------------------------------------
                                   RATIOS TO AVERAGE NET ASSETS: #
                              ----------------------------------------
                                    NET INVESTMENT
                                     INCOME (LOSS)
                                  WITHOUT WAIVERS,           PORTFOLIO
                                    REIMBURSEMENTS            TURNOVER
                              AND EARNINGS CREDITS    RATE(a) ~ (g)(e)
DISCIPLINED EQUITY FUND
1/1/03 Through 6/30/03                       (0.49%)                29%
Year Ended 12/31/02                          (0.68%)                74%
9/28/01** Through 12/31/01                   (9.65%)!!              33%

EQUITY GROWTH FUND
1/1/03 Through 6/30/03                       (0.94%)                15%
Year Ended 12/31/02                          (1.21%)                50%
Year Ended 12/31/01                          (0.84%)                98%
Year Ended 12/31/00                          (1.05%)                58%
Year Ended 12/31/99                          (1.58%)                15%
8/13/98** Through 12/31/98                   (4.82%)!!              35%

EQUITY INCOME FUND
1/1/03 Through 6/30/03                        1.78%                  8%
Year Ended 12/31/02                           0.29%                167%
Year Ended 12/31/01                           0.00%                  4%
Year Ended 12/31/00                          (0.35%)                15%
Year Ended 12/31/99                          (1.67%)                16%
8/24/98** Through 12/31/98                  (35.86%)!!               3%

U.S. EQUITY FUND+
1/1/03 Through 6/30/03                        0.22%                 42%
Year Ended 12/31/02                          (0.09%)                83%
6/1/01 Through 12/31/01^                     (0.09%)                48%
9/15/00** Through 5/3/01                     (5.78%)!!              81%

!! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
~ Prior to September 10, 2001, DEF invested all of its investable assets in The Disciplined Equity Portfolio ("DEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DEP.
(g) Portfolio turnover reflects the rate of the Fund for the period January 1, 1999 to August 11, 1999. From August 11, 1999 to September 9, 2001, all of the Fund's investable assets were invested in The Equity Growth Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level. Effective the opening of business September 10, 2001, the portfolio turnover reflects the rate of the Fund.
(e) Prior to September 10, 2001, USEF invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS B SHARES

                                                                   PER SHARE OPERATING PERFORMANCE:
                             ------------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                            ------------------------------------------   ------------------------------------------
                                                              NET GAINS
                                                           OR LOSSES ON
                                NET ASSET            NET     SECURITIES                     DIVIDENDS
                                   VALUE,     INVESTMENT          (BOTH     TOTAL FROM       FROM NET  DISTRIBUTIONS
                                BEGINNING         INCOME   REALIZED AND     INVESTMENT     INVESTMENT   FROM CAPITAL          TOTAL
                                OF PERIOD         (LOSS)    UNREALIZED)     OPERATIONS         INCOME          GAINS  DISTRIBUTIONS
DISCIPLINED EQUITY FUND
1/1/03 Through 6/30/03       $      10.53           0.01@          1.21           1.22           0.01             --          0.01
Year Ended 12/31/02          $      14.18           0.01@         (3.62)         (3.61)          0.04             --          0.04
9/28/01** Through 12/31/01   $      12.85             --@          1.40           1.40           0.07             --          0.07

EQUITY GROWTH FUND
1/1/03 Through 6/30/03       $      22.58          (0.09)@         2.34           2.25             --             --            --
Year Ended 12/31/02          $      31.68          (0.26)@        (8.84)         (9.10)            --             --            --
2/16/01** Through 12/3/01    $      41.84          (0.36)@        (6.76)         (7.12)            --           3.04          3.04

EQUITY INCOME FUND
1/1/03 Through 6/30/03       $      23.21           0.24@          1.78           2.02           0.20             --          0.20
Year Ended 12/31/02          $      30.54           0.12@         (6.70)         (6.58)          0.18           0.57          0.75
2/16/01** Through 12/31/01   $      34.41          (0.06)@        (3.64)         (3.70)            --           0.17          0.17

U.S. EQUITY FUND
1/1/03 Through 6/30/03       $       7.58             --@+         1.08           1.08             --+            --            --+
Year Ended 12/31/02          $      10.43          (0.04)         (2.81)         (2.85)            --             --            --
9/10/01** Through 12/31/01^  $       9.67          (0.01)@         0.79           0.78             --           0.02          0.02

  ^ The Fund changed its fiscal year end from May 31 to December 31.
 ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized for periods less than one year.
  + Amount less than $.005.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
  * Amount rounds to less than one million.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:                     RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------   ----------------------------------------------------------------
                                                                                       RATIOS TO AVERAGE NET ASSETS: #
                                                                               --------------------------------------------------
                                                                 NET ASSETS,                           NET               EXPENSES
                                 NET ASSET                            END OF                    INVESTMENT       WITHOUT WAIVERS,
                                VALUE, END              TOTAL         PERIOD           NET          INCOME         REIMBURSEMENTS
                                 OF PERIOD       RETURN(1)(a)     (MILLIONS)      EXPENSES          (LOSS)   AND EARNINGS CREDITS
DISCIPLINED EQUITY FUND
1/1/03 Through 6/30/03        $      11.74              11.62%  $          1           1.45%          0.25%                  2.69%
Year Ended 12/31/02           $      10.53             (25.45%) $         --*          1.45%          0.14%                  2.67%
9/28/01** Through 12/31/01    $      14.18              10.86%  $         --*          1.45%         (0.12%)                11.52%!!

EQUITY GROWTH FUND
1/1/03 Through 6/30/03        $      24.83               9.96%  $          9           1.98%         (0.76%)                 2.66%
Year Ended 12/31/02           $      22.58             (28.72%) $          9           1.98%         (0.92%)                 2.75%
2/16/01** Through 12/3/01     $      31.68             (17.07%) $         15           1.99%         (1.24%)                 2.10%

EQUITY INCOME FUND
1/1/03 Through 6/30/03        $      25.03               8.78%  $          8           1.75%          2.05%                  2.52%
Year Ended 12/31/02           $      23.21             (21.74%) $          8           1.75%          0.45%                  2.42%
2/16/01** Through 12/31/01    $      30.54             (10.74%) $         14           1.75%         (0.20%)                 2.06%

U.S. EQUITY FUND
1/1/03 Through 6/30/03        $       8.66              14.26%  $         28           1.75%          0.01%                  2.03%
Year Ended 12/31/02           $       7.58             (27.31%) $         11           1.75%         (0.40%)                 1.93%
9/10/01** Through 12/31/01^   $      10.43               8.07%  $         19           1.75%         (0.40%)                 1.85%

                                      RATIOS/SUPPLEMENTAL DATA:
                              ----------------------------------------
                                   RATIOS TO AVERAGE NET ASSETS: #
                              ----------------------------------------
                                    NET INVESTMENT
                                     INCOME (LOSS)
                                  WITHOUT WAIVERS,           PORTFOLIO
                                    REIMBURSEMENTS            TURNOVER
                              AND EARNINGS CREDITS    RATE(a) ~ (g)(e)
DISCIPLINED EQUITY FUND
1/1/03 Through 6/30/03                       (0.99%)           29%
Year Ended 12/31/02                          (1.08%)           74%
9/28/01** Through 12/31/01                  (10.19%)!!         33%

EQUITY GROWTH FUND
1/1/03 Through 6/30/03                       (1.44%)           15%
Year Ended 12/31/02                          (1.69%)           50%
2/16/01** Through 12/3/01                    (1.35%)           98%

EQUITY INCOME FUND
1/1/03 Through 6/30/03                        1.28%             8%
Year Ended 12/31/02                          (0.22%)          167%
2/16/01** Through 12/31/01                   (0.51%)            4%

U.S. EQUITY FUND
1/1/03 Through 6/30/03                       (0.27%)           42%
Year Ended 12/31/02                          (0.58%)           83%
9/10/01** Through 12/31/01^                  (0.50%)           48%

  ~ Prior to September 10, 2001, DEF invested all of its investable assets in The Disciplined Equity Portfolio ("DEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DEP.
(g) Portfolio turnover reflects the rate of the Fund for the period January 1, 1999 to August 11, 1999. From August 11, 1999 to September 9, 2001, all of the Fund's investable assets were invested in The Equity Growth Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level. Effective the opening of business September 10, 2001, the portfolio turnover reflects the rate of the Fund.
(e) Prior to September 10, 2001, USEF invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS C SHARES

                                                                   PER SHARE OPERATING PERFORMANCE:
                             ------------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                            ------------------------------------------   ------------------------------------------
                                                              NET GAINS
                                                           OR LOSSES ON
                                NET ASSET            NET     SECURITIES                     DIVIDENDS
                                   VALUE,     INVESTMENT          (BOTH     TOTAL FROM       FROM NET  DISTRIBUTIONS
                                BEGINNING         INCOME   REALIZED AND     INVESTMENT     INVESTMENT   FROM CAPITAL          TOTAL
                                OF PERIOD         (LOSS)    UNREALIZED)     OPERATIONS         INCOME          GAINS  DISTRIBUTIONS
EQUITY GROWTH FUND
1/1/03 Through 6/30/03       $      22.56          (0.09)@         2.34           2.25             --             --            --
Year Ended 12/31/02          $      31.64          (0.28)@        (8.80)         (9.08)            --             --            --
2/16/01** Through 12/31/01   $      41.84          (0.37)@        (6.79)         (7.16)            --           3.04          3.04

EQUITY INCOME FUND
1/1/03 Through 6/30/03       $      23.20           0.24@          1.78           2.02           0.21             --          0.21
Year Ended 12/31/02          $      30.53           0.13@         (6.71)         (6.58)          0.18           0.57          0.75
2/16/01** Through 12/31/01   $      34.41          (0.05)@        (3.66)         (3.71)            --           0.17          0.17

U.S. EQUITY FUND
1/3/03 Through 6/30/03       $       7.58             --@+         1.08           1.08             --+            --            --+
Year Ended 12/31/02          $      10.44          (0.05)         (2.81)         (2.86)            --             --            --
9/10/01** Through 12/31/01^  $       9.67          (0.01)@         0.80           0.79             --           0.02          0.02

  ^ The Fund changed its fiscal year end from May 31 to December 31.
 ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
(g) Portfolio turnover reflects the rate of the Fund for the period January 1, 1999 to August 11, 1999. From August 11, 1999 to September 9, 2001, all of the Fund's investable assets were invested in The Equity Growth Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level. Effective the opening of business September 10, 2001, the portfolio turnover reflects the rate of the Fund.
(e) Prior to September 10, 2001, USEF invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.
  + Amount rounds to less than $0.005.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:                     RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------   ----------------------------------------------------------------
                                                                                         RATIOS TO AVERAGE NET ASSETS: #
                                                                               --------------------------------------------------
                                                                 NET ASSETS,                           NET               EXPENSES
                                NET ASSET                             END OF                    INVESTMENT       WITHOUT WAIVERS,
                               VALUE, END               TOTAL         PERIOD          NET           INCOME         REIMBURSEMENTS
                                OF PERIOD           RETURN(1)     (MILLIONS)      EXPENSES          (LOSS)   AND EARNINGS CREDITS
EQUITY GROWTH FUND
1/1/03 Through 6/30/03       $      24.81                9.97%  $          1           1.98%         (0.76%)                 2.66%
Year Ended 12/31/02          $      22.56              (28.70%) $          1           1.98%         (0.92%)                 2.56%
2/16/01** Through 12/31/01   $      31.64              (17.17%) $          2           1.99%         (1.25%)                 2.10%

EQUITY INCOME FUND
1/1/03 Through 6/30/03       $      25.01                8.77%  $          3           1.75%          2.06%                  2.52%
Year Ended 12/31/02          $      23.20              (21.74%) $          3           1.75%          0.48%                  2.41%
2/16/01** Through 12/31/01   $      30.53              (10.76%) $          4           1.75%         (0.20%)                 2.06%

U.S. EQUITY FUND
1/3/03 Through 6/30/03       $       8.66               14.27%  $          5           1.75%          0.03%                  2.03%
Year Ended 12/31/02          $       7.58              (27.37%) $          1           1.75%         (0.42%)                 1.93%
9/10/01** Through 12/31/01^  $      10.44                8.18%  $          1           1.75%         (0.39%)                 1.85%

                                     RATIOS/SUPPLEMENTAL DATA:
                              ----------------------------------------
                                   RATIOS TO AVERAGE NET ASSETS: #
                              ----------------------------------------
                                    NET INVESTMENT
                                     INCOME (LOSS)
                                  WITHOUT WAIVERS,           PORTFOLIO
                                    REIMBURSEMENTS            TURNOVER
                              AND EARNINGS CREDITS      RATE(a) (g)(e)
EQUITY GROWTH FUND
1/1/03 Through 6/30/03                       (1.44%)                15%
Year Ended 12/31/02                          (1.50%)                50%
2/16/01** Through 12/31/01                   (1.36%)                98%

EQUITY INCOME FUND
1/1/03 Through 6/30/03                        1.29%                  8%
Year Ended 12/31/02                          (0.18%)               167%
2/16/01** Through 12/31/01                   (0.51%)                 4%

U.S. EQUITY FUND
1/3/03 Through 6/30/03                       (0.25%)                42%
Year Ended 12/31/02                          (0.60%)                83%
9/10/01** Through 12/31/01^                  (0.49%)                48%

SEE NOTES TO FINANCIAL STATEMENTS.

INSTITUTIONAL CLASS SHARES

                                                                    PER SHARE OPERATING PERFORMANCE:
                              ------------------------------------------------------------------------------------------------------
                                                  INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                             ------------------------------------------   ------------------------------------------
                                                               NET GAINS
                                                            OR LOSSES ON
                                 NET ASSET            NET     SECURITIES                     DIVIDENDS
                                    VALUE,     INVESTMENT          (BOTH     TOTAL FROM       FROM NET  DISTRIBUTIONS
                                 BEGINNING         INCOME   REALIZED AND     INVESTMENT     INVESTMENT   FROM CAPITAL          TOTAL
                                 OF PERIOD         (LOSS)    UNREALIZED)     OPERATIONS         INCOME          GAINS  DISTRIBUTIONS
DISCIPLINED EQUITY FUND
1/1/03 Through 6/30/03        $      10.55           0.07@          1.21           1.28           0.07             --           0.07
Year Ended 12/31/02           $      14.19           0.13@         (3.63)         (3.50)          0.14             --           0.14
6/1/01 Through 12/31/01^      $      15.65           0.07@         (1.44)         (1.37)          0.09             --           0.09
Year Ended 5/31/01            $      17.54           0.14          (1.89)         (1.75)          0.14             --           0.14
Year Ended 5/31/00            $      17.57           0.17           0.81           0.98           0.18           0.83           1.01
Year Ended 5/31/99            $      14.96           0.17           3.18           3.35           0.15           0.59           0.74
Year Ended 5/31/98            $      11.47           0.12           3.62           3.74           0.12           0.13           0.25

DISCIPLINED EQUITY VALUE FUND
1/1/03 Through 6/30/03        $      12.99           0.13@          1.34           1.47           0.14             --           0.14
Year Ended 12/31/02           $      16.12           0.23          (3.05)         (2.82)          0.27           0.04           0.31
9/28/01* Through 12/31/01     $      15.00           0.06@          1.08           1.14           0.02             --           0.02

U.S. EQUITY FUND
1/1/03 Through 6/30/03        $       7.61           0.04@          1.09           1.13           0.04             --           0.04
Year Ended 12/31/02           $      10.44           0.06          (2.82)         (2.76)          0.07             --           0.07
6/1/01 Through 12/31/01^      $      11.12           0.03@         (0.66)         (0.63)          0.03           0.02           0.05
Year Ended 5/31/01            $      12.79           0.08          (0.96)         (0.88)          0.08           0.71           0.79
Year Ended 5/31/00            $      15.08           0.11           0.26           0.37           0.11           2.55           2.66
Year Ended 5/31/99            $      16.73           0.16           2.39           2.55           0.17           4.03           4.20
Year Ended 5/31/98            $      15.66           0.15           3.81           3.96           0.18           2.71           2.89

 ** Commencement of offering of class of shares.
  * Commencement of operations.
  ^ The Fund changed its fiscal year end from May 31 to December 31.
  @ Calculated based upon average shares outstanding.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
  ~ Prior to September 10, 2001, DEF invested all of its investable assets in The Disciplined Equity Portfolio ("DEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DEP.
(e) Prior to September 10, 2001, USEF invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:                     RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------   -----------------------------------------------------------------
                                                                                        RATIOS TO AVERAGE NET ASSETS: #
                                                                               --------------------------------------------------
                                                                 NET ASSETS,                           NET               EXPENSES
                                 NET ASSET                            END OF                    INVESTMENT       WITHOUT WAIVERS,
                                VALUE, END              TOTAL         PERIOD          NET           INCOME         REIMBURSEMENTS
                                 OF PERIOD          RETURN(a)     (MILLIONS)      EXPENSES          (LOSS)   AND EARNINGS CREDITS
DISCIPLINED EQUITY FUND
1/1/03 Through 6/30/03        $      11.76              12.18%  $        723           0.45%          1.26%                  0.60%
Year Ended 12/31/02           $      10.55             (24.76%) $        924           0.45%          1.09%                  0.65%
6/1/01 Through 12/31/01^      $      14.19              (8.73%) $      1,162           0.45%          0.86%                  0.60%
Year Ended 5/31/01            $      15.65              (9.99%) $      1,210           0.45%          0.85%                  0.55%
Year Ended 5/31/00            $      17.54               5.54%  $      1,476           0.45%          1.04%                  0.55%
Year Ended 5/31/99            $      17.57              23.07%  $      1,008           0.45%          1.14%                  0.60%
Year Ended 5/31/98            $      14.96              32.98%  $        296           0.45%          1.27%                  0.72%

DISCIPLINED EQUITY VALUE FUND
1/1/03 Through 6/30/03        $      14.32              11.38%  $         26           0.45%          1.98%                  1.00%
Year Ended 12/31/02           $      12.99             (17.61%) $         37           0.45%          1.77%                  1.27%
9/28/01* Through 12/31/01     $      16.12               7.61%  $         27           0.44%          1.50%                  0.99%

U.S. EQUITY FUND
1/1/03 Through 6/30/03        $       8.70              14.93%  $         67           0.64%          1.07%                  0.76%
Year Ended 12/31/02           $       7.61             (26.50%) $         79           0.64%          0.74%                  0.77%
6/1/01 Through 12/31/01^      $      10.44              (5.63%) $         90           0.65%          0.55%                  0.70%
Year Ended 5/31/01            $      11.12              (6.99%) $        151           0.62%          0.57%                  0.64%
Year Ended 5/31/00            $      12.79               2.45%  $        241           0.60%          0.76%                  0.63%
Year Ended 5/31/99            $      15.08              18.66%  $        278           0.60%          0.89%                  0.63%
Year Ended 5/31/98            $      16.73              28.53%  $        379           0.60%          0.89%                  0.63%

                                    RATIOS/SUPPLEMENTAL DATA:
                              --------------------------------------
                                  RATIOS TO AVERAGE NET ASSETS: #
                              --------------------------------------
                                    NET INVESTMENT
                                     INCOME (LOSS)
                                  WITHOUT WAIVERS,         PORTFOLIO
                                    REIMBURSEMENTS          TURNOVER
                              AND EARNINGS CREDITS     RATE(a) ~ (e)
DISCIPLINED EQUITY FUND
1/1/03 Through 6/30/03                        1.11%               29%
Year Ended 12/31/02                           0.89%               74%
6/1/01 Through 12/31/01^                      0.71%               33%
Year Ended 5/31/01                            0.75%               72%
Year Ended 5/31/00                            0.94%               56%
Year Ended 5/31/99                            0.99%               51%
Year Ended 5/31/98                            1.00%               61%

DISCIPLINED EQUITY VALUE FUND
1/1/03 Through 6/30/03                        1.43%               30%
Year Ended 12/31/02                           0.95%               65%
9/28/01* Through 12/31/01                     0.95%               22%

U.S. EQUITY FUND
1/1/03 Through 6/30/03                        0.95%               42%
Year Ended 12/31/02                           0.61%               83%
6/1/01 Through 12/31/01^                      0.50%               48%
Year Ended 5/31/01                            0.55%               81%
Year Ended 5/31/00                            0.73%               89%
Year Ended 5/31/99                            0.86%               84%
Year Ended 5/31/98                            0.86%              106%

SEE NOTES TO FINANCIAL STATEMENTS.

SELECT CLASS SHARES

                                                                   PER SHARE OPERATING PERFORMANCE:
                             ------------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                            ------------------------------------------   ------------------------------------------
                                                              NET GAINS
                                                           OR LOSSES ON
                                NET ASSET            NET     SECURITIES                     DIVIDENDS
                                   VALUE,     INVESTMENT          (BOTH     TOTAL FROM       FROM NET  DISTRIBUTIONS
                                BEGINNING         INCOME   REALIZED AND     INVESTMENT     INVESTMENT   FROM CAPITAL          TOTAL
                                OF PERIOD         (LOSS)    UNREALIZED)     OPERATIONS         INCOME          GAINS  DISTRIBUTIONS
DISCIPLINED EQUITY FUND+
1/1/03 Through 6/30/03       $      10.55           0.05@          1.22           1.27           0.05             --           0.05
Year Ended 12/31/02          $      14.19           0.10@         (3.64)         (3.54)          0.10             --           0.10
6/1/01 Through 12/31/01 ^    $      15.70           0.05@         (1.44)         (1.39)          0.12             --           0.12
Year Ended 5/31/01           $      17.85           0.09          (1.94)         (1.85)          0.11           0.19           0.30
Year Ended 5/31/00           $      17.42           0.12           0.78           0.90           0.12           0.35           0.47
Year Ended 5/31/99           $      14.30           0.11           3.14           3.25           0.09           0.04           0.13
12/31/97** Through 5/31/98   $      12.41           0.03           1.88           1.91           0.02             --           0.02

EQUITY GROWTH FUND
1/1/03 Through 6/30/03       $      23.18           0.03@          2.41           2.44             --             --             --
Year Ended 12/31/02          $      32.21           0.02@         (9.05)         (9.03)            --             --             --
Year Ended 12/31/01          $      43.44          (0.10)@        (8.09)         (8.19)            --           3.04           3.04
Year Ended 12/31/00          $      68.09          (0.26)@       (16.22)        (16.48)            --           8.17           8.17
Year Ended 12/31/99          $      52.36          (0.14)@        16.78          16.64             --           0.91           0.91
Year Ended 12/31/98          $      38.36           0.03          15.78          15.81           0.03           1.78           1.81

EQUITY INCOME FUND
1/1/03 Through 6/30/03       $      23.26           0.34@          1.79           2.13           0.35             --           0.35
Year Ended 12/31/02          $      30.57           0.35@         (6.72)         (6.37)          0.37           0.57           0.94
Year Ended 12/31/01          $      35.33           0.22@         (4.62)         (4.40)          0.19           0.17           0.36
Year Ended 12/31/00          $      49.80           0.29@         (2.66)         (2.37)          0.29          11.81          12.10
Year Ended 12/31/99          $      46.14           0.32@          5.65           5.97           0.31           2.00           2.31
Year Ended 12/31/98          $      36.97           0.33           9.32           9.65           0.34           0.14           0.48

U.S. EQUITY FUND+
1/1/03 Through 6/30/03       $       7.61           0.04@          1.09           1.13           0.04             --           0.04
Year Ended 12/31/02          $      10.44           0.05          (2.83)         (2.78)          0.05             --           0.05
6/1/01 Through 12/31/01^     $      11.21           0.03@         (0.68)         (0.65)          0.04           0.08           0.12
Year Ended 5/31/01           $      12.66           0.05          (0.94)         (0.89)          0.05           0.51           0.56
Year Ended 5/31/00           $      14.62           0.09           0.24           0.33           0.09           2.20           2.29
Year Ended 5/31/99           $      14.96           0.10           2.28           2.38           0.11           2.61           2.72
Year Ended 5/31/98           $      14.36           0.10           3.45           3.55           0.13           2.82           2.95

  + Prior to open of business on September 10, 2001, the class underwent a split of shares in connection with the USEF reorganization. Prior periods have been restated to reflect the split.
  ^ The Fund changed its fiscal year end from May 31 to December 31.
 ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized for periods less than one year.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                           PER SHARE OPERATING PERFORMANCE:                      RATIOS/SUPPLEMENTAL DATA:
                           -------------------------------- ----------------------------------------------------------------
                                                                                    RATIOS TO AVERAGE NET ASSETS: #
                                                                          --------------------------------------------------
                                                            NET ASSETS,                           NET               EXPENSES
                                NET ASSET                        END OF                    INVESTMENT       WITHOUT WAIVERS,
                               VALUE, END          TOTAL         PERIOD          NET           INCOME         REIMBURSEMENTS
                                OF PERIOD      RETURN(a)     (MILLIONS)      EXPENSES          (LOSS)   AND EARNINGS CREDITS
DISCIPLINED EQUITY FUND+
1/1/03 Through 6/30/03       $      11.77          12.09%  $         66           0.69%          1.01%                  0.80%
Year Ended 12/31/02          $      10.55         (24.98%) $         65           0.73%          0.77%                  0.84%
6/1/01 Through 12/31/01 ^    $      14.19          (8.88%) $        132           0.72%          0.56%                  0.77%
Year Ended 5/31/01           $      15.70         (10.43%) $        128           0.77%          0.53%                  0.77%
Year Ended 5/31/00           $      17.85           5.19%  $        160           0.75%          0.76%                  0.78%
Year Ended 5/31/99           $      17.42          22.86%  $        121           0.75%          0.89%                  0.86%
12/31/97** Through 5/31/98   $      14.30          15.33%  $         18           0.75%          1.00%                  3.28%

EQUITY GROWTH FUND
1/1/03 Through 6/30/03       $      25.62          10.53%  $         40           1.00%          0.21%                  1.20%
Year Ended 12/31/02          $      23.18         (28.03%) $         40           1.00%          0.06%                  1.15%
Year Ended 12/31/01          $      32.21         (18.86%) $         86           1.00%         (0.28%)                 1.05%
Year Ended 12/31/00          $      43.44         (23.65%) $        179           1.00%         (0.40%)                 1.02%
Year Ended 12/31/99          $      68.09          31.85%  $        320           1.00%         (0.24%)                 1.03%
Year Ended 12/31/98          $      52.36          41.38%  $        179           1.00%          0.05%                  1.09%

EQUITY INCOME FUND
1/1/03 Through 6/30/03       $      25.04           9.25%  $         40           0.90%          2.90%                  1.11%
Year Ended 12/31/02          $      23.26         (21.06%) $         41           0.90%          1.30%                  1.07%
Year Ended 12/31/01          $      30.57         (12.43%) $         68           0.92%          0.69%                  0.98%
Year Ended 12/31/00          $      35.33          (3.85%) $         97           1.00%          0.59%                  1.03%
Year Ended 12/31/99          $      49.80          13.06%  $        170           1.00%          0.66%                  1.09%
Year Ended 12/31/98          $      46.14          26.20%  $        128           1.00%          0.82%                  1.10%

U.S. EQUITY FUND+
1/1/03 Through 6/30/03       $       8.70          14.84%  $        281           0.79%          0.95%                  0.92%
Year Ended 12/31/02          $       7.61         (26.62%) $        225           0.79%          0.57%                  0.92%
6/1/01 Through 12/31/01^     $      10.44          (5.76%) $        348           0.79%          0.44%                  0.85%
Year Ended 5/31/01           $      11.21          (7.10%) $        312           0.79%          0.41%                  0.79%
Year Ended 5/31/00           $      12.66           2.20%  $        387           0.78%          0.59%                  0.78%
Year Ended 5/31/99           $      14.62          18.39%  $        441           0.79%          0.70%                  0.79%
Year Ended 5/31/98           $      14.96          28.35%  $        448           0.78%          0.71%                  0.78%

                                      RATIOS/SUPPLEMENTAL DATA:
                             -----------------------------------------
                                   RATIOS TO AVERAGE NET ASSETS: #
                             -----------------------------------------
                                   NET INVESTMENT
                                    INCOME (LOSS)
                                 WITHOUT WAIVERS,            PORTFOLIO
                                   REIMBURSEMENTS             TURNOVER
                             AND EARNINGS CREDITS     RATE(a) ~ (g)(e)
DISCIPLINED EQUITY FUND+
1/1/03 Through 6/30/03                       0.90%               29%
Year Ended 12/31/02                          0.66%               74%
6/1/01 Through 12/31/01 ^                    0.51%               33%
Year Ended 5/31/01                           0.53%               72%
Year Ended 5/31/00                           0.73%               56%
Year Ended 5/31/99                           0.78%               51%
12/31/97** Through 5/31/98                  (1.53%)              61%

EQUITY GROWTH FUND
1/1/03 Through 6/30/03                       0.01%               15%
Year Ended 12/31/02                         (0.09%)              50%
Year Ended 12/31/01                         (0.33%)              98%
Year Ended 12/31/00                         (0.42%)              58%
Year Ended 12/31/99                         (0.27%)              15%
Year Ended 12/31/98                         (0.04%)              35%

EQUITY INCOME FUND
1/1/03 Through 6/30/03                       2.69%                8%
Year Ended 12/31/02                          1.13%              167%
Year Ended 12/31/01                          0.63%                4%
Year Ended 12/31/00                          0.56%               15%
Year Ended 12/31/99                          0.57%               16%
Year Ended 12/31/98                          0.72%                3%

U.S. EQUITY FUND+
1/1/03 Through 6/30/03                       0.82%               42%
Year Ended 12/31/02                          0.44%               83%
6/1/01 Through 12/31/01^                     0.38%               48%
Year Ended 5/31/01                           0.41%               81%
Year Ended 5/31/00                           0.59%               89%
Year Ended 5/31/99                           0.70%               84%
Year Ended 5/31/98                           0.71%              106%

  # Short periods have been annualized.
  ~ Prior to September 10, 2001, DEF invested all of its investable assets in the Disciplined Equity Portfolio ("DEP"). The portfolio rate disclosed prior to September 10, 2001, is the turnover rate of DEP.
(g) Portfolio turnover reflects the rate of the Fund for the period January 1, 1999 to August 11, 1999. From August 11, 1999 to September 9, 2001, all of the Fund's investable assets were invested in The Equity Growth Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level. Effective the opening of business September 10, 2001, the portfolio turnover reflects the rate of the Fund.
(e) Prior to September 10, 2001, USEF invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

SEE NOTES TO FINANCIAL STATEMENTS.

ULTRA CLASS SHARES

                                                                   PER SHARE OPERATING PERFORMANCE:
                             ------------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                            ------------------------------------------   ------------------------------------------
                                                              NET GAINS
                                                           OR LOSSES ON
                                NET ASSET            NET     SECURITIES                     DIVIDENDS
                                   VALUE,     INVESTMENT          (BOTH     TOTAL FROM       FROM NET  DISTRIBUTIONS
                                BEGINNING         INCOME   REALIZED AND     INVESTMENT     INVESTMENT   FROM CAPITAL          TOTAL
                                OF PERIOD         (LOSS)    UNREALIZED)     OPERATIONS         INCOME          GAINS  DISTRIBUTIONS
DISCIPLINED EQUITY FUND
3/24/03 **Through 6/30/03    $      10.77           0.04@          0.99           1.03           0.04             --           0.04

  # Short periods have been annualized.
  @ Calculated based upon average shares outstanding.
(a) Not annualized for periods less than one year.
  ~ Prior to September 10, 2001, DEF invested all of its investable assets in The Disciplined Equity Portfolio ("DEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DEP.
 ** Commencement of offering of class of shares.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:                     RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------   -----------------------------------------------------------------
                                                                                        RATIOS TO AVERAGE NET ASSETS: #
                                                                               --------------------------------------------------
                                                                 NET ASSETS,                           NET               EXPENSES
                                NET ASSET                             END OF                    INVESTMENT       WITHOUT WAIVERS,
                               VALUE, END               TOTAL         PERIOD          NET           INCOME         REIMBURSEMENTS
                                OF PERIOD           RETURN(a)     (MILLIONS)      EXPENSES          (LOSS)   AND EARNINGS CREDITS
DISCIPLINED EQUITY FUND
3/24/03 **Through 6/30/03    $      11.76                9.59%  $        179           0.35%          1.22%                  0.51%

                                   RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------------
                                 RATIOS TO AVERAGE NET ASSETS: #
                             --------------------------------------
                                   NET INVESTMENT
                                    INCOME (LOSS)         PORTFOLIO
                                 WITHOUT WAIVERS,          TURNOVER
                               AND REIMBURSEMENTS         RATE(a) ~
DISCIPLINED EQUITY FUND
3/24/03 **Through 6/30/03                    1.06%                 29%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A Special Meeting of Shareholders was held on February 13, 2003 at 522 Fifth Avenue, New York, New York 10036 for purposes of approving an Agreement and Plan of Reorganization (the "Reorganization Plan") between the following series of J.P. Morgan Institutional Funds and J.P. Morgan Series Trust:

                                                               TARGET FUND
ACQUIRING FUND
JPMorgan Disciplined Equity Fund           JPMorgan SmartIndex(TM) Fund ("SF")

Under the Reorganization Plan, the Target Fund transferred all of its assets and liabilities to the Acquiring Fund in a tax-free reorganization. In exchange, shareholders of the Target Fund received shares of the Acquiring Fund with a value equal to their respective holdings in the Target Fund. A majority of shareholders of approved the Reorganization Plan by the following votes:

                                   FOR              AGAINST              ABSTAIN
SF                         160,748,475           54,874,836           14,092,828

A Special Meeting of Shareholders was held on February 13, 2003 at 522 Fifth Avenue, New York, New York 10036 for purposes of approving an Agreement and Plan of Reorganization (the "Reorganization Plan") between the following series of J.P. Morgan Institutional Funds, J.P. Morgan Mutual Fund Investment Trust, and the J.P. Morgan Mutual Fund Group:

                                                               TARGET FUND
ACQUIRING FUND
JPMorgan U.S. Equity Fund                      JPMorgan Core Equity Fund ("CEF")
                                                      JPMorgan Focus Fund ("FF")

Under the Reorganization Plan, the Target Fund transferred all of its assets and liabilities to the Acquiring Fund in a tax-free reorganization. In exchange, shareholders of the Target Fund received shares of the Acquiring Fund with a value equal to their respective holdings in the Target Fund. A majority of shareholders of approved the Reorganization Plan by the following votes:

                                   FOR              AGAINST              ABSTAIN
CEF                          2,373,137               34,067               48,453
FF                           1,009,198               72,338               73,392

JPMORGAN FAMILY OF FUNDS

U.S. EQUITY FUNDS

CAPITAL GROWTH FUND
DISCIPLINED EQUITY FUND
DISCIPLINED EQUITY VALUE FUND
DIVERSIFIED FUND
DYNAMIC SMALL CAP FUND
EQUITY GROWTH FUND
EQUITY INCOME FUND
GROWTH AND INCOME FUND
MID CAP EQUITY FUND
MID CAP GROWTH FUND
MID CAP VALUE FUND
SMALL CAP EQUITY FUND
SMALL CAP GROWTH FUND
TRUST SMALL CAP EQUITY FUND
U.S. EQUITY FUND
U.S. SMALL COMPANY FUND
U.S. SMALL COMPANY OPPORTUNITIES FUND
VALUE OPPORTUNITIES FUND

INTERNATIONAL EQUITY FUNDS

FLEMING ASIA EQUITY FUND
FLEMING EMERGING MARKETS EQUITY FUND
FLEMING EUROPEAN FUND
FLEMING INTERNATIONAL EQUITY FUND
FLEMING INTERNATIONAL GROWTH FUND
FLEMING INTERNATIONAL OPPORTUNITIES FUND
FLEMING INTERNATIONAL VALUE FUND
FLEMING JAPAN FUND

SPECIALTY FUNDS

GLOBAL 50 FUND
GLOBAL HEALTHCARE FUND
MARKET NEUTRAL FUND

TAX AWARE FUNDS

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
TAX AWARE DISCIPLINED EQUITY FUND
TAX AWARE ENHANCED INCOME FUND
TAX AWARE LARGE CAP GROWTH FUND
TAX AWARE LARGE CAP VALUE FUND
TAX AWARE SHORT-INTERMEDIATE INCOME FUND
TAX AWARE U.S. EQUITY FUND

INCOME FUNDS

BOND FUND
BOND FUND II
ENHANCED INCOME FUND
FLEMING EMERGING MARKETS DEBT FUND
GLOBAL STRATEGIC INCOME FUND
SHORT TERM BOND FUND
SHORT TERM BOND FUND II
STRATEGIC INCOME FUND
U.S. TREASURY INCOME FUND

TAXFREE FUNDS

CALIFORNIA BOND FUND
INTERMEDIATE TAX FREE INCOME FUND
NEW JERSEY TAX FREE INCOME FUND
NEW YORK INTERMEDIATE TAX FREE INCOME FUND
TAX FREE INCOME FUND

MONEY MARKET FUNDS

100% U.S. TREASURY SECURITIES MONEY MARKET FUND
CALIFORNIA TAX FREE MONEY MARKET FUND
FEDERAL MONEY MARKET FUND
LIQUID ASSETS MONEY MARKET FUND
NEW YORK TAX FREE MONEY MARKET FUND
PRIME MONEY MARKET FUND
TAX FREE MONEY MARKET FUND
TREASURY PLUS MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET FUND

               FUNDS MAY BE REGISTERED UNDER SEPARATE REGISTRANTS.

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[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMorgan Fleming Asset Management is a premier global wealth manager that has been working with affluent investors for over a hundred years. We have a keen understanding of the unique needs of the affluent investor's financial needs. The legacy of our experience coupled with our GLOBAL INTELLECTUAL CAPITAL is the foundation from which our investment products have been built. Our investment professionals are based in 44 countries across the globe. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our market place. JPMorgan Fleming Asset Management is dedicated to working as an EXPERIENCED PARTNER with your financial advisor to help provide you with the WEALTH SOLUTIONS your portfolio needs.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank (Chase). Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

The financial information in this report has been taken from the books and records of the funds without examination by independent auditors, who express no opinion thereto.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

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JPMorgan Funds Fulfillment Center                                   PRSRT STD
      393 Manley Street                                           U.S. POSTAGE
West Bridgewater, MA 02379-1039                                        PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO


(C) J.P. Morgan Chase & Co., 2003 All rights reserved, August 2003.  SAN-LCE-603
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ITEM 2. CODE OF ETHICS.

     (a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

NOT APPLICABLE - ONLY EFFECTIVE FOR ANNUAL REPORTS WITH PERIODS ENDING ON OR AFTER JULY 15, 2003.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                    (i) Has at least one audit committee financial expert serving on its audit committee; or

                    (ii) Does not have an audit committee financial expert serving on its audit committee.

          (2)  If the registrant provides the disclosure required by paragraph
               (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                    (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

          (3)  If the registrant provides the disclosure required by paragraph
               (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE - ONLY EFFECTIVE FOR ANNUAL REPORTS WITH PERIODS ENDING ON OR AFTER JULY 15, 2003.

                                        2
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ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

     (b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

NOT APPLICABLE - ONLY EFFECTIVE FOR ANNUAL REPORTS WITH PERIODS ENDING ON OR AFTER DECEMBER 15, 2003.


ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE

                                        3
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ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

     (a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER, FOLLOWING AN EVALUATION WITHIN 90 DAYS PRIOR TO THE FILING DATE OF THIS REPORT OF THE DISCLOSURE CONTROLS AND PROCEDURES AS DEFINED IN RULE 30A-2(C) UNDER THE ACT CONCLUDE AS FOLLOWS:

1.THE DISCLOSURE CONTROLS AND PROCEDURES REFLECT A CUMULATIVE PROCESS INVOLVING THE REGISTRANT'S SERVICE PROVIDERS;

2. THE CUMULATIVE PROCESS SEEKS TO ENSURE THAT THE INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT IN FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIOD SPECIFIED IN THE COMMISSION'S RULES AND FORMS AND THAT THE INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT IN THESE REPORTS IS ACCUMULATED AND COMMUNICATED TO THE REGISTRANT'S MANAGEMENT INCLUDING ITS PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER, AS APPROPRIATE TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND THAT

3. THIS PROCESS IS EFFECTIVE WITH REGARDS TO ITS PURPOSE.

     (b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

THERE WAS NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR (THE REGISTRANT'S SECOND FISCAL HALF-YEAR IN THE CASE OF AN ANNUAL REPORT) THAT HAS MATERIALLY AFFECTED OR IS REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.


ITEM 10. EXHIBITS.

     File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. NOT APPLICABLE.

     (b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2)

CERTIFICATIONS PURSUANT TO SECTION 302 AND 906 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

                                        4
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                                   SIGNATURES

                           [See General Instruction F]

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                    J.P. Morgan Series Trust
            --------------------------------------------------------------------

By (Signature and Title)*       /s/ David Wezdenko
                         -------------------------------------------------------
                                                    David Wezdenko, Treasurer

Date                            August 25, 2003
    ----------------------------------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ David Wezdenko
                         -------------------------------------------------------
                                                    David Wezdenko, Treasurer

Date                            August 25, 2003
    ----------------------------------------------------------------------------

By (Signature and Title)*       /s/ George C. W. Gatch
                         -------------------------------------------------------
                                                    George C.W. Gatch, President

Date                            August 25, 2003
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.